UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1400

Fidelity Contrafund
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

New Insights

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-3.50%	9.84%	7.11%
Class T (incl. 3.50% sales charge)	-1.43%	10.10%	7.11%
Class B (incl. contingent deferred sales charge)A	-3.24%	10.00%	7.13%
Class C (incl. contingent deferred sales charge)B	0.66%	10.34%	6.95%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor ® New Insights Fund - Class A on December 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Co-Portfolio Managers William Danoff and John Roth: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark S&P 500® index. The fund performed better than the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite economic headwinds overseas and a strong U.S. dollar. Our top relative contributor was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. Within consumer discretionary, Starbucks and Nike helped, as each is introducing innovative products and using technology to fuel growth. All three contributors mentioned were among our largest holdings as of December 31, 2015. Conversely, underweighting Microsoft had the biggest negative influence on our relative result. Another notable detractor was our stake in Chipotle Mexican Grill. Shares were hampered by an unfortunate late-year outbreak of E. coli infections in some of its restaurants. The fund's modest cash position hampered performance versus the benchmark the past year. Lastly, our foreign holdings detracted amid a rising U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Class A	.94%
Actual		$ 1,000.00	$ 984.80	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Class T	1.19%
Actual		$ 1,000.00	$ 983.80	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class B	1.73%
Actual		$ 1,000.00	$ 980.90	$ 8.64
HypotheticalA		$ 1,000.00	$ 1,016.48	$ 8.79
Class C	1.69%
Actual		$ 1,000.00	$ 981.50	$ 8.44
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class I	.69%
Actual		$ 1,000.00	$ 986.20	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Class Z	.55%
Actual		$ 1,000.00	$ 986.90	$ 2.75
HypotheticalA		$ 1,000.00	$ 1,022.43	$ 2.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	4.8	3.5
Alphabet, Inc. Class A	3.3	0.8
Wells Fargo & Co.	2.8	2.8
Amazon.com, Inc.	2.4	0.6
Visa, Inc. Class A	2.3	1.9
Starbucks Corp.	2.1	1.8
JPMorgan Chase & Co.	1.7	1.8
Berkshire Hathaway, Inc. Class A	1.7	1.6
NIKE, Inc. Class B	1.7	1.3
Salesforce.com, Inc.	1.5	1.1
	24.3
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	22.2
Consumer Discretionary	19.3	16.7
Financials	17.0	18.4
Health Care	11.9	15.1
Industrials	7.0	6.4
Asset Allocation (% of fund's net assets)
As of December 31, 2015*		As of June 30, 2015**
	Stocks 97.2%		Stocks 95.4%
	Bonds 0.1%		Bonds 0.0%
	Convertible Securities 1.4%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.3%
* Foreign investments	12.5%	** Foreign investments	12.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	631,100	$ 25,596
Automobiles - 1.3%
Fuji Heavy Industries Ltd.	140,800	5,800
General Motors Co.	1,299,600	44,199
Maruti Suzuki India Ltd. (a)	37,618	2,618
Tesla Motors, Inc. (a)(e)	1,192,124	286,122
		338,739
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	296,300	19,793
ServiceMaster Global Holdings, Inc. (a)	42,500	1,668
		21,461
Hotels, Restaurants & Leisure - 4.9%
ARAMARK Holdings Corp.	4,706,900	151,798
Boyd Gaming Corp. (a)	82,000	1,629
Chipotle Mexican Grill, Inc. (a)	306,824	147,229
Domino's Pizza, Inc.	1,325,418	147,453
Dunkin' Brands Group, Inc. (e)	792,500	33,753
Hilton Worldwide Holdings, Inc.	700,700	14,995
Marriott International, Inc. Class A (e)	1,569,136	105,195
Royal Caribbean Cruises Ltd.	15,900	1,609
Starbucks Corp.	9,446,898	567,097
Vail Resorts, Inc.	9,950	1,274
Whitbread PLC	2,297,934	149,089
		1,321,121
Household Durables - 0.8%
D.R. Horton, Inc.	4,644,424	148,761
Lennar Corp. Class A	467,500	22,865
Mohawk Industries, Inc. (a)	161,424	30,572
Tempur Sealy International, Inc. (a)	214,300	15,100
		217,298
Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	944,940	638,675
Etsy, Inc.	764,751	6,317
Expedia, Inc.	112,300	13,959
Netflix, Inc. (a)	1,624,000	185,753
Priceline Group, Inc. (a)	188,017	239,712
TripAdvisor, Inc. (a)	347,787	29,649
Wayfair LLC Class A (a)	233,269	11,108
		1,125,173
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Products - 0.0%
Hasbro, Inc.	167,744	$ 11,299
Media - 2.5%
Altice NV Class A (a)	234,647	3,379
Charter Communications, Inc. Class A (a)(e)	248,300	45,464
Comcast Corp. Class A	564,700	31,866
Interpublic Group of Companies, Inc.	33,100	771
Legend Pictures LLC (a)(g)(h)	13,925	25,509
Liberty Broadband Corp. Class A (a)	119,625	6,179
Liberty Global PLC:
Class A (a)	1,831,005	77,561
LiLAC Class A (a)	117,735	4,871
Liberty Media Corp. Class A (a)	59,300	2,328
Lions Gate Entertainment Corp. (e)	768,866	24,904
Naspers Ltd. Class N	316,500	43,261
Rightmove PLC	766,722	46,625
Sirius XM Holdings, Inc. (a)	1,766,300	7,189
Starz Series A (a)	245,500	8,224
The Walt Disney Co.	3,124,838	328,358
Weinstein Co. Holdings LLC Class A-1 unit (a)(g)(h)	2,267	678
		657,167
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	421,200	32,525
Dollarama, Inc.	463,100	26,755
Ollie's Bargain Outlet Holdings, Inc. (a)	600	10
		59,290
Specialty Retail - 2.5%
AutoZone, Inc. (a)	108,834	80,745
Foot Locker, Inc.	266,200	17,327
Home Depot, Inc.	804,300	106,369
L Brands, Inc.	119,200	11,422
O'Reilly Automotive, Inc. (a)	406,216	102,943
Signet Jewelers Ltd.	172,754	21,368
Tiffany & Co., Inc.	349,700	26,679
TJX Companies, Inc.	3,657,532	259,356
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	239,600	44,326
		670,535
Textiles, Apparel & Luxury Goods - 2.4%
Brunello Cucinelli SpA (e)	1,809,352	31,984
China Hongxing Sports Ltd. (a)	6,000,000	243
Coach, Inc.	53,000	1,735
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Hermes International SCA	269,900	$ 91,441
NIKE, Inc. Class B	7,020,178	438,761
Under Armour, Inc. Class A (sub. vtg.) (a)	785,138	63,290
		627,454
TOTAL CONSUMER DISCRETIONARY		5,075,133
CONSUMER STAPLES - 6.3%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)(e)	376,003	75,919
Coca-Cola Bottling Co. Consolidated	8,487	1,549
Constellation Brands, Inc. Class A (sub. vtg.)	1,436,000	204,544
Kweichow Moutai Co. Ltd.	49,400	1,655
Monster Beverage Corp.	19,700	2,935
The Coca-Cola Co.	461,700	19,835
		306,437
Food & Staples Retailing - 1.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	382,200	16,824
Costco Wholesale Corp.	1,118,525	180,642
CVS Health Corp.	1,801,925	176,174
Kroger Co.	193,100	8,077
Tesco PLC	26,488,500	58,203
		439,920
Food Products - 1.4%
Associated British Foods PLC	3,689,092	181,753
Mead Johnson Nutrition Co. Class A	842,500	66,515
Mondelez International, Inc.	1,929,743	86,530
Pinnacle Foods, Inc.	655,500	27,833
Post Holdings, Inc. (a)	79,700	4,917
The Hain Celestial Group, Inc. (a)	234,200	9,459
The Kraft Heinz Co.	33,600	2,445
		379,452
Household Products - 0.7%
Colgate-Palmolive Co.	2,877,049	191,669
Spectrum Brands Holdings, Inc.	16,100	1,639
		193,308
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	3,352,744	$ 295,243
L'Oreal SA	445,101	75,121
		370,364
TOTAL CONSUMER STAPLES		1,689,481
ENERGY - 5.2%
Energy Equipment & Services - 1.1%
Oceaneering International, Inc.	1,798,799	67,491
Schlumberger Ltd.	3,128,823	218,235
		285,726
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	2,142,246	104,070
Antero Resources Corp. (a)(e)	3,359,456	73,236
Birchcliff Energy Ltd. (a)	353,000	1,031
Birchcliff Energy Ltd. (a)(f)	585,400	1,709
Cabot Oil & Gas Corp.	3,589,580	63,500
Canadian Natural Resources Ltd.	403,400	8,810
Chevron Corp.	2,134,300	192,002
Cimarex Energy Co.	103,800	9,278
Concho Resources, Inc. (a)	25,680	2,385
Diamondback Energy, Inc.	440,300	29,456
EOG Resources, Inc.	2,008,960	142,214
Exxon Mobil Corp.	2,366,000	184,430
Golar LNG Ltd.	1,200,000	18,948
Marathon Petroleum Corp.	521,800	27,050
Memorial Resource Development Corp. (a)	1,226,100	19,802
Noble Energy, Inc.	1,454,861	47,909
Phillips 66 Co.	171,600	14,037
Pioneer Natural Resources Co.	511,200	64,094
Tesoro Corp.	253,200	26,680
Valero Energy Corp.	649,800	45,947
Williams Partners LP	1,000,000	27,850
		1,104,438
TOTAL ENERGY		1,390,164
FINANCIALS - 16.9%
Banks - 8.5%
Bank of America Corp.	16,540,427	278,375
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Bank of Ireland (a)	248,940,628	$ 91,982
Citigroup, Inc.	3,109,700	160,927
First Republic Bank	650,200	42,952
HDFC Bank Ltd. sponsored ADR	1,983,672	122,194
JPMorgan Chase & Co.	6,903,000	455,805
Kotak Mahindra Bank Ltd.	539,207	5,885
Metro Bank PLC Class A (a)(h)	419,395	7,289
PNC Financial Services Group, Inc.	1,177,489	112,226
SunTrust Banks, Inc.	650,000	27,846
U.S. Bancorp	5,154,114	219,926
Virgin Money Holdings Uk PLC	159,281	894
Wells Fargo & Co.	13,581,256	738,277
		2,264,578
Capital Markets - 1.7%
BlackRock, Inc. Class A	401,046	136,564
Charles Schwab Corp.	1,875,964	61,775
Goldman Sachs Group, Inc.	94,816	17,089
KKR & Co. LP	2,723,728	42,463
Morgan Stanley	4,221,177	134,276
Oaktree Capital Group LLC Class A	1,290,176	61,567
		453,734
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(e)	25,500	5,458
LendingClub Corp. (e)	878,700	9,710
Synchrony Financial (a)	909,439	27,656
		42,824
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. Class A (a)	2,240	443,072
IntercontinentalExchange, Inc.	96,736	24,790
McGraw Hill Financial, Inc.	506,690	49,950
MSCI, Inc. Class A	22,900	1,652
		519,464
Insurance - 3.6%
ACE Ltd.	1,323,595	154,662
AIA Group Ltd.	27,856,000	166,442
American International Group, Inc.	4,814,100	298,330
Fairfax Financial Holdings Ltd. (sub. vtg.)	159,000	75,485
FNF Group	760,000	26,349
James River Group Holdings Ltd.	42,400	1,422
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	1,540,778	$ 204,369
The Travelers Companies, Inc.	326,563	36,856
		963,915
Real Estate Investment Trusts - 0.6%
American Tower Corp.	1,263,175	122,465
Equity Residential (SBI)	527,900	43,071
Public Storage	32,600	8,075
		173,611
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	2,627,600	96,354
TOTAL FINANCIALS		4,514,480
HEALTH CARE - 11.7%
Biotechnology - 2.2%
Agios Pharmaceuticals, Inc. (a)(e)	846,562	54,959
Alexion Pharmaceuticals, Inc. (a)	43,700	8,336
Amgen, Inc.	582,799	94,606
Anacor Pharmaceuticals, Inc. (a)	45,000	5,084
Baxalta, Inc.	43,000	1,678
Biogen, Inc. (a)	90,786	27,812
bluebird bio, Inc. (a)	104,300	6,698
Celgene Corp. (a)	617,800	73,988
Cellectis SA sponsored ADR	14,018	435
Cidara Therapeutics, Inc.	54,248	931
Genmab A/S (a)	48,800	6,489
Gilead Sciences, Inc.	2,362,528	239,064
Incyte Corp. (a)	44,700	4,848
Intrexon Corp. (a)(e)	794,681	23,960
Light Sciences Oncology, Inc. (a)	2,708,254	0
Myriad Genetics, Inc. (a)(e)	171,700	7,411
NantKwest, Inc. (a)	982	17
Neurocrine Biosciences, Inc. (a)	64,760	3,663
Regeneron Pharmaceuticals, Inc. (a)	68,100	36,969
Ultragenyx Pharmaceutical, Inc. (a)	31,800	3,567
		600,515
Health Care Equipment & Supplies - 2.2%
Align Technology, Inc. (a)	502,658	33,100
Becton, Dickinson & Co.	330,896	50,988
Boston Scientific Corp. (a)	5,694,824	105,013
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
C.R. Bard, Inc.	157,138	$ 29,768
DENTSPLY International, Inc.	446,689	27,181
DexCom, Inc. (a)	743,938	60,929
Edwards Lifesciences Corp. (a)	957,556	75,628
I-Pulse, Inc. (a)(h)	58,562	504
Intuitive Surgical, Inc. (a)	6,000	3,277
Medtronic PLC	1,190,300	91,558
Sirona Dental Systems, Inc. (a)	15,100	1,655
Teleflex, Inc.	127,300	16,734
The Cooper Companies, Inc.	592,851	79,561
		575,896
Health Care Providers & Services - 2.3%
Aetna, Inc.	518,948	56,109
Cigna Corp.	385,200	56,366
Henry Schein, Inc. (a)	1,352,981	214,028
Teladoc, Inc. (e)	220,320	3,957
UnitedHealth Group, Inc.	2,109,200	248,126
Universal Health Services, Inc. Class B	223,700	26,730
VCA, Inc. (a)	30,000	1,650
		606,966
Health Care Technology - 0.3%
Castlight Health, Inc. (a)	1,325,100	5,658
Cerner Corp. (a)	1,283,430	77,224
Medidata Solutions, Inc. (a)	38,800	1,912
		84,794
Life Sciences Tools & Services - 1.9%
Eurofins Scientific SA	451,984	158,091
Illumina, Inc. (a)	272,451	52,296
Mettler-Toledo International, Inc. (a)	414,209	140,471
Thermo Fisher Scientific, Inc.	790,169	112,085
Waters Corp. (a)	370,312	49,837
		512,780
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	5,410,700	77,025
Bristol-Myers Squibb Co.	2,835,500	195,054
Eli Lilly & Co.	681,000	57,381
Intra-Cellular Therapies, Inc. (a)	102,525	5,515
Jiangsu Hengrui Medicine Co. Ltd.	206,200	1,555
Johnson & Johnson	1,362,356	139,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk A/S Series B	1,380,701	$ 79,940
Perrigo Co. PLC	352,485	51,005
Sino Biopharmaceutical Ltd.	1,782,000	1,611
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,045,100	134,240
		743,267
TOTAL HEALTH CARE		3,124,218
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.5%
Esterline Technologies Corp. (a)	305,800	24,770
General Dynamics Corp.	643,500	88,391
Space Exploration Technologies Corp. Class A (a)(h)	50,886	4,529
Teledyne Technologies, Inc. (a)	269,600	23,914
The Boeing Co.	1,385,564	200,339
TransDigm Group, Inc. (a)	251,772	57,517
		399,460
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	318,200	19,735
FedEx Corp.	561,010	83,585
		103,320
Airlines - 1.3%
Alaska Air Group, Inc.	108,900	8,768
InterGlobe Aviation Ltd. (a)	15,177	281
Ryanair Holdings PLC sponsored ADR	2,393,200	206,916
Southwest Airlines Co.	3,204,200	137,973
		353,938
Building Products - 0.7%
ASSA ABLOY AB (B Shares)	77,800	1,629
Fortune Brands Home & Security, Inc.	1,354,789	75,191
Toto Ltd.	3,057,000	107,399
		184,219
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	117,100	4,912
Electrical Equipment - 0.2%
Acuity Brands, Inc.	204,192	47,740
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.8%
Danaher Corp.	1,127,868	$ 104,756
General Electric Co.	3,351,874	104,411
		209,167
Machinery - 0.0%
PACCAR, Inc.	35,700	1,692
Rational AG	27,692	12,570
		14,262
Professional Services - 0.7%
Equifax, Inc.	568,698	63,336
Robert Half International, Inc.	249,500	11,761
Verisk Analytics, Inc. (a)	1,376,595	105,833
		180,930
Road & Rail - 0.4%
Canadian Pacific Railway Ltd. (e)	630,232	80,495
Genesee & Wyoming, Inc. Class A (a)	173,134	9,296
J.B. Hunt Transport Services, Inc.	303,230	22,245
		112,036
Trading Companies & Distributors - 0.9%
Air Lease Corp.:
Class A (f)	320,800	10,740
Class A	2,333,511	78,126
HD Supply Holdings, Inc. (a)	780,200	23,429
United Rentals, Inc. (a)	1,602,600	116,253
		228,548
TOTAL INDUSTRIALS		1,838,532
INFORMATION TECHNOLOGY - 27.3%
Communications Equipment - 0.3%
Juniper Networks, Inc.	370,700	10,231
Motorola Solutions, Inc.	280,900	19,228
Palo Alto Networks, Inc. (a)	8,900	1,568
Qualcomm Technologies, Inc.	663,800	33,180
		64,207
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	7,419,672	387,529
CDW Corp.	1,140,000	47,926
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Fitbit, Inc.	185,200	$ 5,480
IPG Photonics Corp. (a)	857,676	76,470
		517,405
Internet Software & Services - 11.1%
Akamai Technologies, Inc. (a)	1,648,600	86,766
Alibaba Group Holding Ltd. sponsored ADR (a)	440,100	35,767
Alphabet, Inc.:
Class A (a)	1,147,954	893,120
Class C	534,398	405,544
Dropbox, Inc. (a)(h)	1,289,836	17,322
eBay, Inc. (a)	1,561,500	42,910
Endurance International Group Holdings, Inc. (a)	3,512,300	38,389
Facebook, Inc. Class A (a)	12,348,459	1,292,376
GoDaddy, Inc. (a)	1,418,900	45,490
LinkedIn Corp. Class A (a)	73,066	16,446
LogMeIn, Inc. (a)	206,625	13,865
NetEase, Inc. sponsored ADR	9,200	1,667
Shutterstock, Inc. (a)(e)	390,350	12,624
Stamps.com, Inc. (a)	148,600	16,288
SurveyMonkey (h)	2,069,881	31,773
Tencent Holdings Ltd.	215,400	4,218
Twitter, Inc. (a)	67,200	1,555
VeriSign, Inc. (a)(e)	34,900	3,049
		2,959,169
IT Services - 6.4%
Alliance Data Systems Corp. (a)	162,059	44,821
ASAC II LP (a)(h)	9,408,021	250,265
Cognizant Technology Solutions Corp. Class A (a)	1,481,200	88,902
Fidelity National Information Services, Inc.	416,230	25,224
First Data Corp.	4,890,003	70,504
First Data Corp. Class A (a)	2,739,900	43,893
Fiserv, Inc. (a)	1,323,892	121,083
FleetCor Technologies, Inc. (a)	219,200	31,330
Gartner, Inc. Class A (a)	17,800	1,614
Global Payments, Inc.	134,700	8,689
IBM Corp.	81,900	11,271
MasterCard, Inc. Class A	2,512,935	244,659
PayPal Holdings, Inc. (a)	2,753,721	99,685
Total System Services, Inc.	893,560	44,499
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Vantiv, Inc. (a)	55,200	$ 2,618
Visa, Inc. Class A	8,030,896	622,796
		1,711,853
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	788,300	43,609
ARM Holdings PLC	843,500	12,857
Avago Technologies Ltd.	1,130,345	164,070
Broadcom Corp. Class A	869,800	50,292
Inphi Corp. (a)	225,937	6,105
NXP Semiconductors NV (a)	96,700	8,147
Skyworks Solutions, Inc.	150,700	11,578
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	135,300	3,078
		299,736
Software - 5.4%
Activision Blizzard, Inc.	1,485,953	57,521
Adobe Systems, Inc. (a)	1,941,861	182,418
Atlassian Corp. PLC	75,500	2,271
Electronic Arts, Inc. (a)	1,373,900	94,414
Fleetmatics Group PLC (a)	157,700	8,010
Intuit, Inc.	429,000	41,399
Manhattan Associates, Inc. (a)	38,800	2,567
Microsoft Corp.	6,385,713	354,279
Mobileye NV (a)(e)	1,188,420	50,246
NetSuite, Inc. (a)(e)	483,689	40,930
RealPage, Inc. (a)	71,100	1,596
Red Hat, Inc. (a)	372,903	30,880
Salesforce.com, Inc. (a)	5,210,512	408,504
ServiceNow, Inc. (a)	313,800	27,163
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	18,952	0
warrants 10/3/18 (a)(h)	27,736	0
Tyler Technologies, Inc. (a)	28,300	4,933
Ultimate Software Group, Inc. (a)	446,866	87,367
Workday, Inc. Class A (a)	596,000	47,489
		1,441,987
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	2,732,300	$ 287,602
Pure Storage, Inc. Class A (a)(e)	194,800	3,033
		290,635
TOTAL INFORMATION TECHNOLOGY		7,284,992
MATERIALS - 3.5%
Chemicals - 2.6%
Airgas, Inc.	475,000	65,702
Ecolab, Inc.	612,513	70,059
LyondellBasell Industries NV Class A	1,061,000	92,201
Monsanto Co.	747,467	73,640
PPG Industries, Inc.	2,165,864	214,031
Sherwin-Williams Co.	714,036	185,364
The Dow Chemical Co.	35,600	1,833
		702,830
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	300,834	41,088
Containers & Packaging - 0.4%
Ball Corp.	45,000	3,273
Sealed Air Corp.	581,500	25,935
WestRock Co.	1,861,418	84,918
		114,126
Metals & Mining - 0.3%
B2Gold Corp. (a)	26,434,432	26,746
Franco-Nevada Corp.	773,961	35,406
GoviEx Uranium, Inc. (a)	851,865	28
GoviEx Uranium, Inc. (a)(f)	23,200	1
GoviEx Uranium, Inc. Class A (f)	2,625,135	85
Ivanhoe Mines Ltd. (a)	953,200	420
Newcrest Mining Ltd. (a)	966,740	9,148
Novagold Resources, Inc. (a)	840,100	3,527
		75,361
TOTAL MATERIALS		933,405
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	356,600	13,950
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Electric Utilities - 0.1%
IDACORP, Inc.	400,000	$ 27,200
TOTAL COMMON STOCKS (Cost $18,907,920)		25,891,555
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(h)	7,091,632	28,650
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	165,366	164
TOTAL CONSUMER DISCRETIONARY		28,814
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (h)	1,110,537	15,958
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (h)	10,791,166	32,913
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series E (h)	166,247	1,800
Intarcia Therapeutics, Inc. Series CC (a)(h)	516,522	16,074
		17,874
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (a)(h)	10,369,703	28,724
TOTAL HEALTH CARE		46,598
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (h)	145,254	12,928
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Dropbox, Inc.:
Series A (a)(h)	299,518	$ 4,023
Series C (a)(h)	161,770	2,173
Pinterest, Inc.:
Series E, 8.00% (a)(h)	13,203,155	99,789
Series F, 8.00% (a)(h)	8,808,645	66,576
Series G, 8.00% (h)	1,676,455	12,671
		185,232
IT Services - 0.0%
Nutanix, Inc. Series E (a)(h)	783,938	11,704
Software - 0.1%
Cloudera, Inc. Series F (a)(h)	312,284	10,252
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	404
Series C-1, 8.00% (a)(h)	47,380	32
Series D, 8.00% (a)(h)	50,840	34
Twilio, Inc. Series E (h)	751,240	11,066
		21,788
TOTAL INFORMATION TECHNOLOGY		218,724
TOTAL CONVERTIBLE PREFERRED STOCKS		355,935
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	426,900	61,636
TOTAL PREFERRED STOCKS (Cost $287,255)		417,571
Corporate Bonds - 0.1%
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/19 pay-in-kind (h)		$ 230	$ 230
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling SA 5.375% 6/1/20 (f)		39,145	16,245
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	4,033
TOTAL NONCONVERTIBLE BONDS			20,278
TOTAL CORPORATE BONDS (Cost $26,452)			20,508
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	429,397,325	429,397
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	654,183,980	654,184
TOTAL MONEY MARKET FUNDS (Cost $1,083,581)		1,083,581
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $20,305,208)		27,413,215
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(728,311)
NET ASSETS - 100%		$ 26,684,904
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,780,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $694,034,000 or 2.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 1,800
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 32,763
Blue Apron, Inc. Series D	5/18/15	$ 14,800
Cloudera, Inc. Series F	2/5/14	$ 4,547
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Dropbox, Inc. Series C	1/30/14	$ 3,090
I-Pulse, Inc.	3/18/10	$ 94
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 6/10/15	$ 18,474
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,616
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 3,508
Nutanix, Inc. Series E	8/26/14	$ 10,502
Security	Acquisition Date	Acquisition Cost (000s)
Oportun Finance Corp. Series H	2/6/15	$ 30,726
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 29,923
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 12,035
Space Exploration Technologies Corp. Class A	10/16/15	$ 4,529
Space Exploration Technologies Corp. Series G	1/20/15	$ 11,251
SurveyMonkey	12/15/14	$ 34,050
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 267
Trion World Network, Inc. 15% 10/10/19 pay-in-kind	10/10/13 - 10/10/15	$ 230
Twilio, Inc. Series E	4/24/15	$ 8,497
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$ 2,299
Values shown as $0 may reflect amounts less than $500.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,319
Fidelity Securities Lending Cash Central Fund	5,204
Total	$ 6,523
Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,165,583	$ 4,965,040	$ 145,299	$ 55,244
Consumer Staples	1,705,439	1,629,623	59,858	15,958
Energy	1,390,164	1,390,164	-	-
Financials	4,547,393	4,334,864	172,327	40,202
Health Care	3,170,816	2,957,094	166,620	47,102
Industrials	1,851,460	1,712,124	121,879	17,457
Information Technology	7,503,716	6,898,053	87,579	518,084
Materials	933,405	924,257	9,148	-
Telecommunication Services	13,950	13,950	-	-
Utilities	27,200	27,200	-	-
Corporate Bonds	20,508	-	20,278	230
Money Market Funds	1,083,581	1,083,581	-	-
Total Investments in Securities:	$ 27,413,215	$ 25,935,950	$ 782,988	$ 694,277
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 334,440
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	224,939
Cost of Purchases	20,532
Proceeds of Sales	(61,827)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 518,084
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 205,618
Other Investments in Securities
Beginning Balance	$ 138,746
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(29,746)
Cost of Purchases	68,699
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(1,506)
Ending Balance	$ 176,193
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ (29,746)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
United Kingdom	2.1%
Ireland	1.8%
Canada	1.2%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $639,318) - See accompanying schedule: Unaffiliated issuers (cost $19,221,627)	$ 26,329,634
Fidelity Central Funds (cost $1,083,581)	1,083,581
Total Investments (cost $20,305,208)		$ 27,413,215
Receivable for investments sold		13,187
Receivable for fund shares sold		26,087
Dividends receivable		17,124
Interest receivable		351
Distributions receivable from Fidelity Central Funds		851
Prepaid expenses		58
Other receivables		706
Total assets		27,471,579

Liabilities
Payable for investments purchased	$ 40,740
Payable for fund shares redeemed	70,106
Accrued management fee	10,798
Distribution and service plan fees payable	5,860
Other affiliated payables	4,207
Other payables and accrued expenses	780
Collateral on securities loaned, at value	654,184
Total liabilities		786,675

Net Assets		$ 26,684,904
Net Assets consist of:
Paid in capital		$ 19,406,938
Undistributed net investment income		1,473
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		168,532
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,107,961
Net Assets		$ 26,684,904

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,920,180 ÷ 302,944 shares)	$ 26.14

Maximum offering price per share (100/94.25 of $26.14)	$ 27.73
Class T:
Net Asset Value and redemption price per share ($2,070,979 ÷ 81,198 shares)	$ 25.51

Maximum offering price per share (100/96.50 of $25.51)	$ 26.44
Class B:
Net Asset Value and offering price per share ($107,098 ÷ 4,561 shares)A	$ 23.48

Class C:
Net Asset Value and offering price per share ($3,841,115 ÷ 162,100 shares)A	$ 23.70

Class I:
Net Asset Value, offering price and redemption price per share ($12,309,779 ÷ 462,262 shares)	$ 26.63

Class Z:
Net Asset Value, offering price and redemption price per share ($435,753 ÷ 16,351 shares)	$ 26.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2015

Investment Income
Dividends		$ 304,033
Interest		970
Income from Fidelity Central Funds		6,523
Total income		311,526

Expenses
Management fee
Basic fee	$ 154,042
Performance adjustment	(21,482)
Transfer agent fees	49,884
Distribution and service plan fees	72,399
Accounting and security lending fees	2,108
Custodian fees and expenses	546
Independent trustees' compensation	120
Registration fees	454
Audit	114
Legal	66
Miscellaneous	190
Total expenses before reductions	258,441
Expense reductions	(1,273)	257,168
Net investment income (loss)		54,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,382,123
Foreign currency transactions	(838)
Total net realized gain (loss)		1,381,285
Change in net unrealized appreciation (depreciation) on: Investment securities	(742,562)
Assets and liabilities in foreign currencies	(33)
Total change in net unrealized appreciation (depreciation)		(742,595)
Net gain (loss)		638,690
Net increase (decrease) in net assets resulting from operations		$ 693,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,358	$ 34,475
Net realized gain (loss)	1,381,285	2,437,996
Change in net unrealized appreciation (depreciation)	(742,595)	(58,375)
Net increase (decrease) in net assets resulting from operations	693,048	2,414,096
Distributions to shareholders from net investment income	(46,051)	(31,791)
Distributions to shareholders from net realized gain	(1,142,480)	(2,046,943)
Total distributions	(1,188,531)	(2,078,734)
Share transactions - net increase (decrease)	(1,326,831)	2,177,978
Total increase (decrease) in net assets	(1,822,314)	2,513,340

Net Assets
Beginning of period	28,507,218	25,993,878
End of period (including undistributed net investment income of $1,473 and accumulated net investment loss of $531, respectively)	$ 26,684,904	$ 28,507,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 26.32	$ 22.75	$ 19.72	$ 19.96
Income from Investment Operations
Net investment income (loss) C	.05	.04	.01	.03	(.05)
Net realized and unrealized gain (loss)	.57	2.34	7.21	3.09	(.15)
Total from investment operations	.62	2.38	7.22	3.12	(.20)
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	(1.13)	(2.03)	(3.65)	(.09)	(.04)
Total distributions	(1.15)	(2.03)	(3.65)	(.09)	(.04)
Net asset value, end of period	$ 26.14	$ 26.67	$ 26.32	$ 22.75	$ 19.72
Total ReturnA, B	2.39%	9.20%	32.36%	15.84%	(1.04)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.92%	.92%	.94%	1.01%	1.08%
Expenses net of fee waivers, if any	.91%	.92%	.94%	1.01%	1.08%
Expenses net of all reductions	.91%	.92%	.94%	1.00%	1.07%
Net investment income (loss)	.20%	.13%	.02%	.13%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,920	$ 8,475	$ 8,634	$ 6,459	$ 5,809
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class T

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.10	$ 25.84	$ 22.44	$ 19.46	$ 19.74
Income from Investment Operations
Net investment income (loss) C	(.01)	(.03)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	.55	2.31	7.11	3.04	(.14)
Total from investment operations	.54	2.28	7.05	3.02	(.24)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	(.04)	(.04)
Net asset value, end of period	$ 25.51	$ 26.10	$ 25.84	$ 22.44	$ 19.46
Total ReturnA, B	2.14%	8.98%	32.05%	15.52%	(1.25)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.17%	1.17%	1.18%	1.25%	1.32%
Expenses net of fee waivers, if any	1.16%	1.17%	1.18%	1.25%	1.32%
Expenses net of all reductions	1.16%	1.17%	1.18%	1.24%	1.32%
Net investment income (loss)	(0.05)%	(.11)%	(.22)%	(.11)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,071	$ 2,219	$ 2,134	$ 1,795	$ 1,640
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class B

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.24	$ 24.27	$ 21.37	$ 18.60	$ 18.95
Income from Investment Operations
Net investment income (loss) C	(.14)	(.16)	(.19)	(.14)	(.20)
Net realized and unrealized gain (loss)	.51	2.15	6.74	2.91	(.15)
Total from investment operations	.37	1.99	6.55	2.77	(.35)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	-	-
Net asset value, end of period	$ 23.48	$ 24.24	$ 24.27	$ 21.37	$ 18.60
Total ReturnA, B	1.60%	8.36%	31.31%	14.89%	(1.85)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.70%	1.71%	1.75%	1.82%	1.89%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.82%	1.89%
Expenses net of all reductions	1.69%	1.71%	1.75%	1.81%	1.89%
Net investment income (loss)	(.59)%	(.66)%	(.79)%	(.68)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 107	$ 182	$ 213	$ 239	$ 309
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.45	$ 24.45	$ 21.49	$ 18.70	$ 19.03
Income from Investment Operations
Net investment income (loss) C	(.14)	(.16)	(.18)	(.13)	(.19)
Net realized and unrealized gain (loss)	.52	2.18	6.79	2.92	(.14)
Total from investment operations	.38	2.02	6.61	2.79	(.33)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	-	-
Net asset value, end of period	$ 23.70	$ 24.45	$ 24.45	$ 21.49	$ 18.70
Total ReturnA, B	1.63%	8.43%	31.41%	14.92%	(1.73)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.67%	1.67%	1.69%	1.75%	1.83%
Expenses net of fee waivers, if any	1.66%	1.67%	1.69%	1.75%	1.83%
Expenses net of all reductions	1.66%	1.67%	1.69%	1.75%	1.82%
Net investment income (loss)	(.55)%	(.62)%	(.73)%	(.62)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,841	$ 3,889	$ 3,459	$ 2,515	$ 2,133
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 27.15	$ 26.76	$ 23.02	$ 19.96	$ 20.14
Income from Investment Operations
Net investment income (loss) B	.13	.11	.07	.09	.01
Net realized and unrealized gain (loss)	.57	2.39	7.32	3.12	(.15)
Total from investment operations	.70	2.50	7.39	3.21	(.14)
Distributions from net investment income	(.09)	(.07)	-	(.02)	-
Distributions from net realized gain	(1.13)	(2.04)	(3.65)	(.13)	(.04)
Total distributions	(1.22)	(2.11)	(3.65)	(.15)	(.04)
Net asset value, end of period	$ 26.63	$ 27.15	$ 26.76	$ 23.02	$ 19.96
Total ReturnA	2.64%	9.51%	32.73%	16.11%	(.73)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.66%	.67%	.68%	.74%	.81%
Expenses net of fee waivers, if any	.66%	.67%	.68%	.74%	.81%
Expenses net of all reductions	.66%	.67%	.68%	.74%	.81%
Net investment income (loss)	.45%	.39%	.28%	.39%	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 12,310	$ 13,449	$ 11,477	$ 9,898	$ 7,169
Portfolio turnover rateD	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.17	$ 26.78	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.16	.15	.01
Net realized and unrealized gain (loss)	.58	2.39	3.00
Total from investment operations	.74	2.54	3.01
Distributions from net investment income	(.12)	(.10)	-
Distributions from net realized gain	(1.13)	(2.04)	(3.65)
Total distributions	(1.26) J	(2.15) I	(3.65)
Net asset value, end of period	$ 26.65	$ 27.17	$ 26.78
Total ReturnB, C	2.78%	9.65%	11.50%
Ratios to Average Net AssetsE, H
Expenses before reductions	.53%	.54%	.55%A
Expenses net of fee waivers, if any	.53%	.54%	.55%A
Expenses net of all reductions	.53%	.53%	.55%A
Net investment income (loss)	.58%	.52%	.14%A
Supplemental Data
Net assets, end of period (in millions)	$ 436	$ 294	$ 77
Portfolio turnover rateF	47%	62%	79%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

J Total distributions of $1.26 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.134 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 230	Replacement cost	Recovery rate	1.0%	Increase
Equities	$ 694,047	Discount cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.99 - $89.00 / $63.43	Increase

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
			Adjusted transaction price	$31.12	Increase
			Discount rate	50.0%	Decrease
		Market comparable	EV/EBITDA multiple	9.8 - 27.0 / 21.6	Increase
			EV/Sales multiple	1.2 - 7.8 / 5.2	Increase
			P/B multiple	2.0	Increase
			Discount rate	3.0% - 50.0% / 14.9%	Decrease
			P/E multiple	12.1 - 14.2 / 13.2	Increase
			Discount for lack of marketability	10.0% - 30.0% / 14.8%	Decrease
			Premium rate	30.0%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$1,831.90	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,013,814
Gross unrealized depreciation	(967,211)
Net unrealized appreciation (depreciation) on securities	$ 7,046,603
Tax Cost	$ 20,366,612

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,680
Undistributed long-term capital gain	$ 230,266
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,046,556

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 46,051	$ 46,491
Long-term Capital Gains	1,142,480	2,032,243
Total	$ 1,188,531	$ 2,078,734

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $12,891,360 and $15,138,883, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 20,791	$ -
Class T	.25%	.25%	10,884	-
Class B	.75%	.25%	1,440	1,080
Class C	.75%	.25%	39,284	4,017
			$ 72,399	$ 5,097

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,387
Class T	191
Class BA	43
Class C A	236
$ 1,857

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 15,123.18
Class T	3,921.18
Class B	305.21
Class C	7,128.18
Class I	23,191.18
Class Z	216.05
	$ 49,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $200 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $41 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $13,247. Security lending income represents the income earned on investing cash

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,204, including $213 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $566 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund' custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund level operating expenses in the amount of $113 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 189
Class T	49
Class B	5
Class C	80
Class I	270
$ 593

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Class A	$ 4,999	$ -
Class I	39,092	30,759
Class Z	1,960	1,032
Total	$ 46,051	$ 31,791

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9. Distributions to Shareholders - continued

Years ended December 31,	2015	2014
From net realized gain
Class A	$ 336,609	$ 606,361
Class T	90,096	160,563
Class B	5,527	14,434
Class C	177,341	297,255
Class I	515,418	948,474
Class Z	17,489	19,856
Total	$ 1,142,480	$ 2,046,943

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Class A
Shares sold	43,674	56,480	$ 1,185,377	$ 1,535,803
Reinvestment of distributions	12,627	22,207	327,470	581,082
Shares redeemed	(71,066)	(89,074)	(1,931,743)	(2,443,351)
Net increase (decrease)	(14,765)	(10,387)	$ (418,896)	$ (326,466)
Class T
Shares sold	8,555	10,880	$ 226,885	$ 289,917
Reinvestment of distributions	3,329	5,820	84,272	149,046
Shares redeemed	(15,702)	(14,283)	(416,783)	(381,835)
Net increase (decrease)	(3,818)	2,417	$ (105,626)	$ 57,128
Class B
Shares sold	89	194	$ 2,138	$ 4,762
Reinvestment of distributions	210	541	4,926	12,886
Shares redeemed	(3,241)	(1,988)	(79,804)	(49,648)
Net increase (decrease)	(2,942)	(1,253)	$ (72,740)	$ (32,000)
Class C
Shares sold	20,651	25,077	$ 510,224	$ 628,846
Reinvestment of distributions	6,325	10,237	148,901	245,714
Shares redeemed	(23,947)	(17,713)	(594,182)	(446,482)
Net increase (decrease)	3,029	17,601	$ 64,943	$ 428,078
Class I
Shares sold	97,654	132,665	$ 2,700,232	$ 3,697,269
Reinvestment of distributions	18,139	30,790	478,968	819,710
Shares redeemed	(148,908)	(97,045)	(4,124,969)	(2,684,332)
Net increase (decrease)	(33,115)	66,410	$ (945,769)	$ 1,832,647

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Class Z
Shares sold	12,793	8,291	$ 356,386	$ 229,233
Reinvestment of distributions	730	772	19,260	20,561
Shares redeemed	(7,992)	(1,117)	(224,389)	(31,203)
Net increase (decrease)	5,531	7,946	$ 151,257	$ 218,591

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	02/16/16	02/12/16	$0.002	$0.228

Class T	02/16/16	02/12/16	$0.002	$0.228

Class B	02/16/16	02/12/16	$0.002	$0.228

Class C	02/16/16	02/12/16	$0.002	$0.228

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2015, $1,365,326,089, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifiying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIF-UANN-0216
1.796408.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Class I

(formerly Institutional Class)

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	2.64%	11.45%	8.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class I on December 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Co-Portfolio Managers William Danoff and John Roth: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark S&P 500® index. The fund performed better than the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite economic headwinds overseas and a strong U.S. dollar. Our top relative contributor was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. Within consumer discretionary, Starbucks and Nike helped, as each is introducing innovative products and using technology to fuel growth. All three contributors mentioned were among our largest holdings as of December 31, 2015. Conversely, underweighting Microsoft had the biggest negative influence on our relative result. Another notable detractor was our stake in Chipotle Mexican Grill. Shares were hampered by an unfortunate late-year outbreak of E. coli infections in some of its restaurants. The fund's modest cash position hampered performance versus the benchmark the past year. Lastly, our foreign holdings detracted amid a rising U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Class A	.94%
Actual		$ 1,000.00	$ 984.80	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Class T	1.19%
Actual		$ 1,000.00	$ 983.80	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class B	1.73%
Actual		$ 1,000.00	$ 980.90	$ 8.64
HypotheticalA		$ 1,000.00	$ 1,016.48	$ 8.79
Class C	1.69%
Actual		$ 1,000.00	$ 981.50	$ 8.44
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class I	.69%
Actual		$ 1,000.00	$ 986.20	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Class Z	.55%
Actual		$ 1,000.00	$ 986.90	$ 2.75
HypotheticalA		$ 1,000.00	$ 1,022.43	$ 2.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	4.8	3.5
Alphabet, Inc. Class A	3.3	0.8
Wells Fargo & Co.	2.8	2.8
Amazon.com, Inc.	2.4	0.6
Visa, Inc. Class A	2.3	1.9
Starbucks Corp.	2.1	1.8
JPMorgan Chase & Co.	1.7	1.8
Berkshire Hathaway, Inc. Class A	1.7	1.6
NIKE, Inc. Class B	1.7	1.3
Salesforce.com, Inc.	1.5	1.1
	24.3
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	22.2
Consumer Discretionary	19.3	16.7
Financials	17.0	18.4
Health Care	11.9	15.1
Industrials	7.0	6.4
Asset Allocation (% of fund's net assets)
As of December 31, 2015*		As of June 30, 2015**
	Stocks 97.2%		Stocks 95.4%
	Bonds 0.1%		Bonds 0.0%
	Convertible Securities 1.4%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.3%
* Foreign investments	12.5%	** Foreign investments	12.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	631,100	$ 25,596
Automobiles - 1.3%
Fuji Heavy Industries Ltd.	140,800	5,800
General Motors Co.	1,299,600	44,199
Maruti Suzuki India Ltd. (a)	37,618	2,618
Tesla Motors, Inc. (a)(e)	1,192,124	286,122
		338,739
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	296,300	19,793
ServiceMaster Global Holdings, Inc. (a)	42,500	1,668
		21,461
Hotels, Restaurants & Leisure - 4.9%
ARAMARK Holdings Corp.	4,706,900	151,798
Boyd Gaming Corp. (a)	82,000	1,629
Chipotle Mexican Grill, Inc. (a)	306,824	147,229
Domino's Pizza, Inc.	1,325,418	147,453
Dunkin' Brands Group, Inc. (e)	792,500	33,753
Hilton Worldwide Holdings, Inc.	700,700	14,995
Marriott International, Inc. Class A (e)	1,569,136	105,195
Royal Caribbean Cruises Ltd.	15,900	1,609
Starbucks Corp.	9,446,898	567,097
Vail Resorts, Inc.	9,950	1,274
Whitbread PLC	2,297,934	149,089
		1,321,121
Household Durables - 0.8%
D.R. Horton, Inc.	4,644,424	148,761
Lennar Corp. Class A	467,500	22,865
Mohawk Industries, Inc. (a)	161,424	30,572
Tempur Sealy International, Inc. (a)	214,300	15,100
		217,298
Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	944,940	638,675
Etsy, Inc.	764,751	6,317
Expedia, Inc.	112,300	13,959
Netflix, Inc. (a)	1,624,000	185,753
Priceline Group, Inc. (a)	188,017	239,712
TripAdvisor, Inc. (a)	347,787	29,649
Wayfair LLC Class A (a)	233,269	11,108
		1,125,173
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Products - 0.0%
Hasbro, Inc.	167,744	$ 11,299
Media - 2.5%
Altice NV Class A (a)	234,647	3,379
Charter Communications, Inc. Class A (a)(e)	248,300	45,464
Comcast Corp. Class A	564,700	31,866
Interpublic Group of Companies, Inc.	33,100	771
Legend Pictures LLC (a)(g)(h)	13,925	25,509
Liberty Broadband Corp. Class A (a)	119,625	6,179
Liberty Global PLC:
Class A (a)	1,831,005	77,561
LiLAC Class A (a)	117,735	4,871
Liberty Media Corp. Class A (a)	59,300	2,328
Lions Gate Entertainment Corp. (e)	768,866	24,904
Naspers Ltd. Class N	316,500	43,261
Rightmove PLC	766,722	46,625
Sirius XM Holdings, Inc. (a)	1,766,300	7,189
Starz Series A (a)	245,500	8,224
The Walt Disney Co.	3,124,838	328,358
Weinstein Co. Holdings LLC Class A-1 unit (a)(g)(h)	2,267	678
		657,167
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	421,200	32,525
Dollarama, Inc.	463,100	26,755
Ollie's Bargain Outlet Holdings, Inc. (a)	600	10
		59,290
Specialty Retail - 2.5%
AutoZone, Inc. (a)	108,834	80,745
Foot Locker, Inc.	266,200	17,327
Home Depot, Inc.	804,300	106,369
L Brands, Inc.	119,200	11,422
O'Reilly Automotive, Inc. (a)	406,216	102,943
Signet Jewelers Ltd.	172,754	21,368
Tiffany & Co., Inc.	349,700	26,679
TJX Companies, Inc.	3,657,532	259,356
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	239,600	44,326
		670,535
Textiles, Apparel & Luxury Goods - 2.4%
Brunello Cucinelli SpA (e)	1,809,352	31,984
China Hongxing Sports Ltd. (a)	6,000,000	243
Coach, Inc.	53,000	1,735
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Hermes International SCA	269,900	$ 91,441
NIKE, Inc. Class B	7,020,178	438,761
Under Armour, Inc. Class A (sub. vtg.) (a)	785,138	63,290
		627,454
TOTAL CONSUMER DISCRETIONARY		5,075,133
CONSUMER STAPLES - 6.3%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)(e)	376,003	75,919
Coca-Cola Bottling Co. Consolidated	8,487	1,549
Constellation Brands, Inc. Class A (sub. vtg.)	1,436,000	204,544
Kweichow Moutai Co. Ltd.	49,400	1,655
Monster Beverage Corp.	19,700	2,935
The Coca-Cola Co.	461,700	19,835
		306,437
Food & Staples Retailing - 1.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	382,200	16,824
Costco Wholesale Corp.	1,118,525	180,642
CVS Health Corp.	1,801,925	176,174
Kroger Co.	193,100	8,077
Tesco PLC	26,488,500	58,203
		439,920
Food Products - 1.4%
Associated British Foods PLC	3,689,092	181,753
Mead Johnson Nutrition Co. Class A	842,500	66,515
Mondelez International, Inc.	1,929,743	86,530
Pinnacle Foods, Inc.	655,500	27,833
Post Holdings, Inc. (a)	79,700	4,917
The Hain Celestial Group, Inc. (a)	234,200	9,459
The Kraft Heinz Co.	33,600	2,445
		379,452
Household Products - 0.7%
Colgate-Palmolive Co.	2,877,049	191,669
Spectrum Brands Holdings, Inc.	16,100	1,639
		193,308
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	3,352,744	$ 295,243
L'Oreal SA	445,101	75,121
		370,364
TOTAL CONSUMER STAPLES		1,689,481
ENERGY - 5.2%
Energy Equipment & Services - 1.1%
Oceaneering International, Inc.	1,798,799	67,491
Schlumberger Ltd.	3,128,823	218,235
		285,726
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	2,142,246	104,070
Antero Resources Corp. (a)(e)	3,359,456	73,236
Birchcliff Energy Ltd. (a)	353,000	1,031
Birchcliff Energy Ltd. (a)(f)	585,400	1,709
Cabot Oil & Gas Corp.	3,589,580	63,500
Canadian Natural Resources Ltd.	403,400	8,810
Chevron Corp.	2,134,300	192,002
Cimarex Energy Co.	103,800	9,278
Concho Resources, Inc. (a)	25,680	2,385
Diamondback Energy, Inc.	440,300	29,456
EOG Resources, Inc.	2,008,960	142,214
Exxon Mobil Corp.	2,366,000	184,430
Golar LNG Ltd.	1,200,000	18,948
Marathon Petroleum Corp.	521,800	27,050
Memorial Resource Development Corp. (a)	1,226,100	19,802
Noble Energy, Inc.	1,454,861	47,909
Phillips 66 Co.	171,600	14,037
Pioneer Natural Resources Co.	511,200	64,094
Tesoro Corp.	253,200	26,680
Valero Energy Corp.	649,800	45,947
Williams Partners LP	1,000,000	27,850
		1,104,438
TOTAL ENERGY		1,390,164
FINANCIALS - 16.9%
Banks - 8.5%
Bank of America Corp.	16,540,427	278,375
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Bank of Ireland (a)	248,940,628	$ 91,982
Citigroup, Inc.	3,109,700	160,927
First Republic Bank	650,200	42,952
HDFC Bank Ltd. sponsored ADR	1,983,672	122,194
JPMorgan Chase & Co.	6,903,000	455,805
Kotak Mahindra Bank Ltd.	539,207	5,885
Metro Bank PLC Class A (a)(h)	419,395	7,289
PNC Financial Services Group, Inc.	1,177,489	112,226
SunTrust Banks, Inc.	650,000	27,846
U.S. Bancorp	5,154,114	219,926
Virgin Money Holdings Uk PLC	159,281	894
Wells Fargo & Co.	13,581,256	738,277
		2,264,578
Capital Markets - 1.7%
BlackRock, Inc. Class A	401,046	136,564
Charles Schwab Corp.	1,875,964	61,775
Goldman Sachs Group, Inc.	94,816	17,089
KKR & Co. LP	2,723,728	42,463
Morgan Stanley	4,221,177	134,276
Oaktree Capital Group LLC Class A	1,290,176	61,567
		453,734
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(e)	25,500	5,458
LendingClub Corp. (e)	878,700	9,710
Synchrony Financial (a)	909,439	27,656
		42,824
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. Class A (a)	2,240	443,072
IntercontinentalExchange, Inc.	96,736	24,790
McGraw Hill Financial, Inc.	506,690	49,950
MSCI, Inc. Class A	22,900	1,652
		519,464
Insurance - 3.6%
ACE Ltd.	1,323,595	154,662
AIA Group Ltd.	27,856,000	166,442
American International Group, Inc.	4,814,100	298,330
Fairfax Financial Holdings Ltd. (sub. vtg.)	159,000	75,485
FNF Group	760,000	26,349
James River Group Holdings Ltd.	42,400	1,422
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	1,540,778	$ 204,369
The Travelers Companies, Inc.	326,563	36,856
		963,915
Real Estate Investment Trusts - 0.6%
American Tower Corp.	1,263,175	122,465
Equity Residential (SBI)	527,900	43,071
Public Storage	32,600	8,075
		173,611
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	2,627,600	96,354
TOTAL FINANCIALS		4,514,480
HEALTH CARE - 11.7%
Biotechnology - 2.2%
Agios Pharmaceuticals, Inc. (a)(e)	846,562	54,959
Alexion Pharmaceuticals, Inc. (a)	43,700	8,336
Amgen, Inc.	582,799	94,606
Anacor Pharmaceuticals, Inc. (a)	45,000	5,084
Baxalta, Inc.	43,000	1,678
Biogen, Inc. (a)	90,786	27,812
bluebird bio, Inc. (a)	104,300	6,698
Celgene Corp. (a)	617,800	73,988
Cellectis SA sponsored ADR	14,018	435
Cidara Therapeutics, Inc.	54,248	931
Genmab A/S (a)	48,800	6,489
Gilead Sciences, Inc.	2,362,528	239,064
Incyte Corp. (a)	44,700	4,848
Intrexon Corp. (a)(e)	794,681	23,960
Light Sciences Oncology, Inc. (a)	2,708,254	0
Myriad Genetics, Inc. (a)(e)	171,700	7,411
NantKwest, Inc. (a)	982	17
Neurocrine Biosciences, Inc. (a)	64,760	3,663
Regeneron Pharmaceuticals, Inc. (a)	68,100	36,969
Ultragenyx Pharmaceutical, Inc. (a)	31,800	3,567
		600,515
Health Care Equipment & Supplies - 2.2%
Align Technology, Inc. (a)	502,658	33,100
Becton, Dickinson & Co.	330,896	50,988
Boston Scientific Corp. (a)	5,694,824	105,013
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
C.R. Bard, Inc.	157,138	$ 29,768
DENTSPLY International, Inc.	446,689	27,181
DexCom, Inc. (a)	743,938	60,929
Edwards Lifesciences Corp. (a)	957,556	75,628
I-Pulse, Inc. (a)(h)	58,562	504
Intuitive Surgical, Inc. (a)	6,000	3,277
Medtronic PLC	1,190,300	91,558
Sirona Dental Systems, Inc. (a)	15,100	1,655
Teleflex, Inc.	127,300	16,734
The Cooper Companies, Inc.	592,851	79,561
		575,896
Health Care Providers & Services - 2.3%
Aetna, Inc.	518,948	56,109
Cigna Corp.	385,200	56,366
Henry Schein, Inc. (a)	1,352,981	214,028
Teladoc, Inc. (e)	220,320	3,957
UnitedHealth Group, Inc.	2,109,200	248,126
Universal Health Services, Inc. Class B	223,700	26,730
VCA, Inc. (a)	30,000	1,650
		606,966
Health Care Technology - 0.3%
Castlight Health, Inc. (a)	1,325,100	5,658
Cerner Corp. (a)	1,283,430	77,224
Medidata Solutions, Inc. (a)	38,800	1,912
		84,794
Life Sciences Tools & Services - 1.9%
Eurofins Scientific SA	451,984	158,091
Illumina, Inc. (a)	272,451	52,296
Mettler-Toledo International, Inc. (a)	414,209	140,471
Thermo Fisher Scientific, Inc.	790,169	112,085
Waters Corp. (a)	370,312	49,837
		512,780
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	5,410,700	77,025
Bristol-Myers Squibb Co.	2,835,500	195,054
Eli Lilly & Co.	681,000	57,381
Intra-Cellular Therapies, Inc. (a)	102,525	5,515
Jiangsu Hengrui Medicine Co. Ltd.	206,200	1,555
Johnson & Johnson	1,362,356	139,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk A/S Series B	1,380,701	$ 79,940
Perrigo Co. PLC	352,485	51,005
Sino Biopharmaceutical Ltd.	1,782,000	1,611
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,045,100	134,240
		743,267
TOTAL HEALTH CARE		3,124,218
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.5%
Esterline Technologies Corp. (a)	305,800	24,770
General Dynamics Corp.	643,500	88,391
Space Exploration Technologies Corp. Class A (a)(h)	50,886	4,529
Teledyne Technologies, Inc. (a)	269,600	23,914
The Boeing Co.	1,385,564	200,339
TransDigm Group, Inc. (a)	251,772	57,517
		399,460
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	318,200	19,735
FedEx Corp.	561,010	83,585
		103,320
Airlines - 1.3%
Alaska Air Group, Inc.	108,900	8,768
InterGlobe Aviation Ltd. (a)	15,177	281
Ryanair Holdings PLC sponsored ADR	2,393,200	206,916
Southwest Airlines Co.	3,204,200	137,973
		353,938
Building Products - 0.7%
ASSA ABLOY AB (B Shares)	77,800	1,629
Fortune Brands Home & Security, Inc.	1,354,789	75,191
Toto Ltd.	3,057,000	107,399
		184,219
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	117,100	4,912
Electrical Equipment - 0.2%
Acuity Brands, Inc.	204,192	47,740
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.8%
Danaher Corp.	1,127,868	$ 104,756
General Electric Co.	3,351,874	104,411
		209,167
Machinery - 0.0%
PACCAR, Inc.	35,700	1,692
Rational AG	27,692	12,570
		14,262
Professional Services - 0.7%
Equifax, Inc.	568,698	63,336
Robert Half International, Inc.	249,500	11,761
Verisk Analytics, Inc. (a)	1,376,595	105,833
		180,930
Road & Rail - 0.4%
Canadian Pacific Railway Ltd. (e)	630,232	80,495
Genesee & Wyoming, Inc. Class A (a)	173,134	9,296
J.B. Hunt Transport Services, Inc.	303,230	22,245
		112,036
Trading Companies & Distributors - 0.9%
Air Lease Corp.:
Class A (f)	320,800	10,740
Class A	2,333,511	78,126
HD Supply Holdings, Inc. (a)	780,200	23,429
United Rentals, Inc. (a)	1,602,600	116,253
		228,548
TOTAL INDUSTRIALS		1,838,532
INFORMATION TECHNOLOGY - 27.3%
Communications Equipment - 0.3%
Juniper Networks, Inc.	370,700	10,231
Motorola Solutions, Inc.	280,900	19,228
Palo Alto Networks, Inc. (a)	8,900	1,568
Qualcomm Technologies, Inc.	663,800	33,180
		64,207
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	7,419,672	387,529
CDW Corp.	1,140,000	47,926
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Fitbit, Inc.	185,200	$ 5,480
IPG Photonics Corp. (a)	857,676	76,470
		517,405
Internet Software & Services - 11.1%
Akamai Technologies, Inc. (a)	1,648,600	86,766
Alibaba Group Holding Ltd. sponsored ADR (a)	440,100	35,767
Alphabet, Inc.:
Class A (a)	1,147,954	893,120
Class C	534,398	405,544
Dropbox, Inc. (a)(h)	1,289,836	17,322
eBay, Inc. (a)	1,561,500	42,910
Endurance International Group Holdings, Inc. (a)	3,512,300	38,389
Facebook, Inc. Class A (a)	12,348,459	1,292,376
GoDaddy, Inc. (a)	1,418,900	45,490
LinkedIn Corp. Class A (a)	73,066	16,446
LogMeIn, Inc. (a)	206,625	13,865
NetEase, Inc. sponsored ADR	9,200	1,667
Shutterstock, Inc. (a)(e)	390,350	12,624
Stamps.com, Inc. (a)	148,600	16,288
SurveyMonkey (h)	2,069,881	31,773
Tencent Holdings Ltd.	215,400	4,218
Twitter, Inc. (a)	67,200	1,555
VeriSign, Inc. (a)(e)	34,900	3,049
		2,959,169
IT Services - 6.4%
Alliance Data Systems Corp. (a)	162,059	44,821
ASAC II LP (a)(h)	9,408,021	250,265
Cognizant Technology Solutions Corp. Class A (a)	1,481,200	88,902
Fidelity National Information Services, Inc.	416,230	25,224
First Data Corp.	4,890,003	70,504
First Data Corp. Class A (a)	2,739,900	43,893
Fiserv, Inc. (a)	1,323,892	121,083
FleetCor Technologies, Inc. (a)	219,200	31,330
Gartner, Inc. Class A (a)	17,800	1,614
Global Payments, Inc.	134,700	8,689
IBM Corp.	81,900	11,271
MasterCard, Inc. Class A	2,512,935	244,659
PayPal Holdings, Inc. (a)	2,753,721	99,685
Total System Services, Inc.	893,560	44,499
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Vantiv, Inc. (a)	55,200	$ 2,618
Visa, Inc. Class A	8,030,896	622,796
		1,711,853
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	788,300	43,609
ARM Holdings PLC	843,500	12,857
Avago Technologies Ltd.	1,130,345	164,070
Broadcom Corp. Class A	869,800	50,292
Inphi Corp. (a)	225,937	6,105
NXP Semiconductors NV (a)	96,700	8,147
Skyworks Solutions, Inc.	150,700	11,578
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	135,300	3,078
		299,736
Software - 5.4%
Activision Blizzard, Inc.	1,485,953	57,521
Adobe Systems, Inc. (a)	1,941,861	182,418
Atlassian Corp. PLC	75,500	2,271
Electronic Arts, Inc. (a)	1,373,900	94,414
Fleetmatics Group PLC (a)	157,700	8,010
Intuit, Inc.	429,000	41,399
Manhattan Associates, Inc. (a)	38,800	2,567
Microsoft Corp.	6,385,713	354,279
Mobileye NV (a)(e)	1,188,420	50,246
NetSuite, Inc. (a)(e)	483,689	40,930
RealPage, Inc. (a)	71,100	1,596
Red Hat, Inc. (a)	372,903	30,880
Salesforce.com, Inc. (a)	5,210,512	408,504
ServiceNow, Inc. (a)	313,800	27,163
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	18,952	0
warrants 10/3/18 (a)(h)	27,736	0
Tyler Technologies, Inc. (a)	28,300	4,933
Ultimate Software Group, Inc. (a)	446,866	87,367
Workday, Inc. Class A (a)	596,000	47,489
		1,441,987
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	2,732,300	$ 287,602
Pure Storage, Inc. Class A (a)(e)	194,800	3,033
		290,635
TOTAL INFORMATION TECHNOLOGY		7,284,992
MATERIALS - 3.5%
Chemicals - 2.6%
Airgas, Inc.	475,000	65,702
Ecolab, Inc.	612,513	70,059
LyondellBasell Industries NV Class A	1,061,000	92,201
Monsanto Co.	747,467	73,640
PPG Industries, Inc.	2,165,864	214,031
Sherwin-Williams Co.	714,036	185,364
The Dow Chemical Co.	35,600	1,833
		702,830
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	300,834	41,088
Containers & Packaging - 0.4%
Ball Corp.	45,000	3,273
Sealed Air Corp.	581,500	25,935
WestRock Co.	1,861,418	84,918
		114,126
Metals & Mining - 0.3%
B2Gold Corp. (a)	26,434,432	26,746
Franco-Nevada Corp.	773,961	35,406
GoviEx Uranium, Inc. (a)	851,865	28
GoviEx Uranium, Inc. (a)(f)	23,200	1
GoviEx Uranium, Inc. Class A (f)	2,625,135	85
Ivanhoe Mines Ltd. (a)	953,200	420
Newcrest Mining Ltd. (a)	966,740	9,148
Novagold Resources, Inc. (a)	840,100	3,527
		75,361
TOTAL MATERIALS		933,405
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	356,600	13,950
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Electric Utilities - 0.1%
IDACORP, Inc.	400,000	$ 27,200
TOTAL COMMON STOCKS (Cost $18,907,920)		25,891,555
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(h)	7,091,632	28,650
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	165,366	164
TOTAL CONSUMER DISCRETIONARY		28,814
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (h)	1,110,537	15,958
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (h)	10,791,166	32,913
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series E (h)	166,247	1,800
Intarcia Therapeutics, Inc. Series CC (a)(h)	516,522	16,074
		17,874
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (a)(h)	10,369,703	28,724
TOTAL HEALTH CARE		46,598
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (h)	145,254	12,928
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Dropbox, Inc.:
Series A (a)(h)	299,518	$ 4,023
Series C (a)(h)	161,770	2,173
Pinterest, Inc.:
Series E, 8.00% (a)(h)	13,203,155	99,789
Series F, 8.00% (a)(h)	8,808,645	66,576
Series G, 8.00% (h)	1,676,455	12,671
		185,232
IT Services - 0.0%
Nutanix, Inc. Series E (a)(h)	783,938	11,704
Software - 0.1%
Cloudera, Inc. Series F (a)(h)	312,284	10,252
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	404
Series C-1, 8.00% (a)(h)	47,380	32
Series D, 8.00% (a)(h)	50,840	34
Twilio, Inc. Series E (h)	751,240	11,066
		21,788
TOTAL INFORMATION TECHNOLOGY		218,724
TOTAL CONVERTIBLE PREFERRED STOCKS		355,935
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	426,900	61,636
TOTAL PREFERRED STOCKS (Cost $287,255)		417,571
Corporate Bonds - 0.1%
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/19 pay-in-kind (h)		$ 230	$ 230
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling SA 5.375% 6/1/20 (f)		39,145	16,245
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	4,033
TOTAL NONCONVERTIBLE BONDS			20,278
TOTAL CORPORATE BONDS (Cost $26,452)			20,508
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	429,397,325	429,397
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	654,183,980	654,184
TOTAL MONEY MARKET FUNDS (Cost $1,083,581)		1,083,581
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $20,305,208)		27,413,215
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(728,311)
NET ASSETS - 100%		$ 26,684,904
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,780,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $694,034,000 or 2.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 1,800
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 32,763
Blue Apron, Inc. Series D	5/18/15	$ 14,800
Cloudera, Inc. Series F	2/5/14	$ 4,547
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Dropbox, Inc. Series C	1/30/14	$ 3,090
I-Pulse, Inc.	3/18/10	$ 94
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 6/10/15	$ 18,474
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,616
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 3,508
Nutanix, Inc. Series E	8/26/14	$ 10,502
Security	Acquisition Date	Acquisition Cost (000s)
Oportun Finance Corp. Series H	2/6/15	$ 30,726
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 29,923
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 12,035
Space Exploration Technologies Corp. Class A	10/16/15	$ 4,529
Space Exploration Technologies Corp. Series G	1/20/15	$ 11,251
SurveyMonkey	12/15/14	$ 34,050
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 267
Trion World Network, Inc. 15% 10/10/19 pay-in-kind	10/10/13 - 10/10/15	$ 230
Twilio, Inc. Series E	4/24/15	$ 8,497
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$ 2,299
Values shown as $0 may reflect amounts less than $500.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,319
Fidelity Securities Lending Cash Central Fund	5,204
Total	$ 6,523
Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,165,583	$ 4,965,040	$ 145,299	$ 55,244
Consumer Staples	1,705,439	1,629,623	59,858	15,958
Energy	1,390,164	1,390,164	-	-
Financials	4,547,393	4,334,864	172,327	40,202
Health Care	3,170,816	2,957,094	166,620	47,102
Industrials	1,851,460	1,712,124	121,879	17,457
Information Technology	7,503,716	6,898,053	87,579	518,084
Materials	933,405	924,257	9,148	-
Telecommunication Services	13,950	13,950	-	-
Utilities	27,200	27,200	-	-
Corporate Bonds	20,508	-	20,278	230
Money Market Funds	1,083,581	1,083,581	-	-
Total Investments in Securities:	$ 27,413,215	$ 25,935,950	$ 782,988	$ 694,277
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 334,440
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	224,939
Cost of Purchases	20,532
Proceeds of Sales	(61,827)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 518,084
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 205,618
Other Investments in Securities
Beginning Balance	$ 138,746
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(29,746)
Cost of Purchases	68,699
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(1,506)
Ending Balance	$ 176,193
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ (29,746)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
United Kingdom	2.1%
Ireland	1.8%
Canada	1.2%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $639,318) - See accompanying schedule: Unaffiliated issuers (cost $19,221,627)	$ 26,329,634
Fidelity Central Funds (cost $1,083,581)	1,083,581
Total Investments (cost $20,305,208)		$ 27,413,215
Receivable for investments sold		13,187
Receivable for fund shares sold		26,087
Dividends receivable		17,124
Interest receivable		351
Distributions receivable from Fidelity Central Funds		851
Prepaid expenses		58
Other receivables		706
Total assets		27,471,579

Liabilities
Payable for investments purchased	$ 40,740
Payable for fund shares redeemed	70,106
Accrued management fee	10,798
Distribution and service plan fees payable	5,860
Other affiliated payables	4,207
Other payables and accrued expenses	780
Collateral on securities loaned, at value	654,184
Total liabilities		786,675

Net Assets		$ 26,684,904
Net Assets consist of:
Paid in capital		$ 19,406,938
Undistributed net investment income		1,473
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		168,532
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,107,961
Net Assets		$ 26,684,904

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,920,180 ÷ 302,944 shares)	$ 26.14

Maximum offering price per share (100/94.25 of $26.14)	$ 27.73
Class T:
Net Asset Value and redemption price per share ($2,070,979 ÷ 81,198 shares)	$ 25.51

Maximum offering price per share (100/96.50 of $25.51)	$ 26.44
Class B:
Net Asset Value and offering price per share ($107,098 ÷ 4,561 shares)A	$ 23.48

Class C:
Net Asset Value and offering price per share ($3,841,115 ÷ 162,100 shares)A	$ 23.70

Class I:
Net Asset Value, offering price and redemption price per share ($12,309,779 ÷ 462,262 shares)	$ 26.63

Class Z:
Net Asset Value, offering price and redemption price per share ($435,753 ÷ 16,351 shares)	$ 26.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2015

Investment Income
Dividends		$ 304,033
Interest		970
Income from Fidelity Central Funds		6,523
Total income		311,526

Expenses
Management fee
Basic fee	$ 154,042
Performance adjustment	(21,482)
Transfer agent fees	49,884
Distribution and service plan fees	72,399
Accounting and security lending fees	2,108
Custodian fees and expenses	546
Independent trustees' compensation	120
Registration fees	454
Audit	114
Legal	66
Miscellaneous	190
Total expenses before reductions	258,441
Expense reductions	(1,273)	257,168
Net investment income (loss)		54,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,382,123
Foreign currency transactions	(838)
Total net realized gain (loss)		1,381,285
Change in net unrealized appreciation (depreciation) on: Investment securities	(742,562)
Assets and liabilities in foreign currencies	(33)
Total change in net unrealized appreciation (depreciation)		(742,595)
Net gain (loss)		638,690
Net increase (decrease) in net assets resulting from operations		$ 693,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,358	$ 34,475
Net realized gain (loss)	1,381,285	2,437,996
Change in net unrealized appreciation (depreciation)	(742,595)	(58,375)
Net increase (decrease) in net assets resulting from operations	693,048	2,414,096
Distributions to shareholders from net investment income	(46,051)	(31,791)
Distributions to shareholders from net realized gain	(1,142,480)	(2,046,943)
Total distributions	(1,188,531)	(2,078,734)
Share transactions - net increase (decrease)	(1,326,831)	2,177,978
Total increase (decrease) in net assets	(1,822,314)	2,513,340

Net Assets
Beginning of period	28,507,218	25,993,878
End of period (including undistributed net investment income of $1,473 and accumulated net investment loss of $531, respectively)	$ 26,684,904	$ 28,507,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 26.32	$ 22.75	$ 19.72	$ 19.96
Income from Investment Operations
Net investment income (loss) C	.05	.04	.01	.03	(.05)
Net realized and unrealized gain (loss)	.57	2.34	7.21	3.09	(.15)
Total from investment operations	.62	2.38	7.22	3.12	(.20)
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	(1.13)	(2.03)	(3.65)	(.09)	(.04)
Total distributions	(1.15)	(2.03)	(3.65)	(.09)	(.04)
Net asset value, end of period	$ 26.14	$ 26.67	$ 26.32	$ 22.75	$ 19.72
Total ReturnA, B	2.39%	9.20%	32.36%	15.84%	(1.04)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.92%	.92%	.94%	1.01%	1.08%
Expenses net of fee waivers, if any	.91%	.92%	.94%	1.01%	1.08%
Expenses net of all reductions	.91%	.92%	.94%	1.00%	1.07%
Net investment income (loss)	.20%	.13%	.02%	.13%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,920	$ 8,475	$ 8,634	$ 6,459	$ 5,809
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class T

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.10	$ 25.84	$ 22.44	$ 19.46	$ 19.74
Income from Investment Operations
Net investment income (loss) C	(.01)	(.03)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	.55	2.31	7.11	3.04	(.14)
Total from investment operations	.54	2.28	7.05	3.02	(.24)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	(.04)	(.04)
Net asset value, end of period	$ 25.51	$ 26.10	$ 25.84	$ 22.44	$ 19.46
Total ReturnA, B	2.14%	8.98%	32.05%	15.52%	(1.25)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.17%	1.17%	1.18%	1.25%	1.32%
Expenses net of fee waivers, if any	1.16%	1.17%	1.18%	1.25%	1.32%
Expenses net of all reductions	1.16%	1.17%	1.18%	1.24%	1.32%
Net investment income (loss)	(0.05)%	(.11)%	(.22)%	(.11)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,071	$ 2,219	$ 2,134	$ 1,795	$ 1,640
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class B

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.24	$ 24.27	$ 21.37	$ 18.60	$ 18.95
Income from Investment Operations
Net investment income (loss) C	(.14)	(.16)	(.19)	(.14)	(.20)
Net realized and unrealized gain (loss)	.51	2.15	6.74	2.91	(.15)
Total from investment operations	.37	1.99	6.55	2.77	(.35)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	-	-
Net asset value, end of period	$ 23.48	$ 24.24	$ 24.27	$ 21.37	$ 18.60
Total ReturnA, B	1.60%	8.36%	31.31%	14.89%	(1.85)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.70%	1.71%	1.75%	1.82%	1.89%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.82%	1.89%
Expenses net of all reductions	1.69%	1.71%	1.75%	1.81%	1.89%
Net investment income (loss)	(.59)%	(.66)%	(.79)%	(.68)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 107	$ 182	$ 213	$ 239	$ 309
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.45	$ 24.45	$ 21.49	$ 18.70	$ 19.03
Income from Investment Operations
Net investment income (loss) C	(.14)	(.16)	(.18)	(.13)	(.19)
Net realized and unrealized gain (loss)	.52	2.18	6.79	2.92	(.14)
Total from investment operations	.38	2.02	6.61	2.79	(.33)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	-	-
Net asset value, end of period	$ 23.70	$ 24.45	$ 24.45	$ 21.49	$ 18.70
Total ReturnA, B	1.63%	8.43%	31.41%	14.92%	(1.73)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.67%	1.67%	1.69%	1.75%	1.83%
Expenses net of fee waivers, if any	1.66%	1.67%	1.69%	1.75%	1.83%
Expenses net of all reductions	1.66%	1.67%	1.69%	1.75%	1.82%
Net investment income (loss)	(.55)%	(.62)%	(.73)%	(.62)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,841	$ 3,889	$ 3,459	$ 2,515	$ 2,133
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 27.15	$ 26.76	$ 23.02	$ 19.96	$ 20.14
Income from Investment Operations
Net investment income (loss) B	.13	.11	.07	.09	.01
Net realized and unrealized gain (loss)	.57	2.39	7.32	3.12	(.15)
Total from investment operations	.70	2.50	7.39	3.21	(.14)
Distributions from net investment income	(.09)	(.07)	-	(.02)	-
Distributions from net realized gain	(1.13)	(2.04)	(3.65)	(.13)	(.04)
Total distributions	(1.22)	(2.11)	(3.65)	(.15)	(.04)
Net asset value, end of period	$ 26.63	$ 27.15	$ 26.76	$ 23.02	$ 19.96
Total ReturnA	2.64%	9.51%	32.73%	16.11%	(.73)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.66%	.67%	.68%	.74%	.81%
Expenses net of fee waivers, if any	.66%	.67%	.68%	.74%	.81%
Expenses net of all reductions	.66%	.67%	.68%	.74%	.81%
Net investment income (loss)	.45%	.39%	.28%	.39%	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 12,310	$ 13,449	$ 11,477	$ 9,898	$ 7,169
Portfolio turnover rateD	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.17	$ 26.78	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.16	.15	.01
Net realized and unrealized gain (loss)	.58	2.39	3.00
Total from investment operations	.74	2.54	3.01
Distributions from net investment income	(.12)	(.10)	-
Distributions from net realized gain	(1.13)	(2.04)	(3.65)
Total distributions	(1.26) J	(2.15) I	(3.65)
Net asset value, end of period	$ 26.65	$ 27.17	$ 26.78
Total ReturnB, C	2.78%	9.65%	11.50%
Ratios to Average Net AssetsE, H
Expenses before reductions	.53%	.54%	.55%A
Expenses net of fee waivers, if any	.53%	.54%	.55%A
Expenses net of all reductions	.53%	.53%	.55%A
Net investment income (loss)	.58%	.52%	.14%A
Supplemental Data
Net assets, end of period (in millions)	$ 436	$ 294	$ 77
Portfolio turnover rateF	47%	62%	79%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

J Total distributions of $1.26 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.134 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 230	Replacement cost	Recovery rate	1.0%	Increase
Equities	$ 694,047	Discount cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.99 - $89.00 / $63.43	Increase

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
			Adjusted transaction price	$31.12	Increase
			Discount rate	50.0%	Decrease
		Market comparable	EV/EBITDA multiple	9.8 - 27.0 / 21.6	Increase
			EV/Sales multiple	1.2 - 7.8 / 5.2	Increase
			P/B multiple	2.0	Increase
			Discount rate	3.0% - 50.0% / 14.9%	Decrease
			P/E multiple	12.1 - 14.2 / 13.2	Increase
			Discount for lack of marketability	10.0% - 30.0% / 14.8%	Decrease
			Premium rate	30.0%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$1,831.90	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,013,814
Gross unrealized depreciation	(967,211)
Net unrealized appreciation (depreciation) on securities	$ 7,046,603
Tax Cost	$ 20,366,612

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,680
Undistributed long-term capital gain	$ 230,266
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,046,556

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 46,051	$ 46,491
Long-term Capital Gains	1,142,480	2,032,243
Total	$ 1,188,531	$ 2,078,734

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $12,891,360 and $15,138,883, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 20,791	$ -
Class T	.25%	.25%	10,884	-
Class B	.75%	.25%	1,440	1,080
Class C	.75%	.25%	39,284	4,017
			$ 72,399	$ 5,097

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,387
Class T	191
Class BA	43
Class C A	236
$ 1,857

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 15,123.18
Class T	3,921.18
Class B	305.21
Class C	7,128.18
Class I	23,191.18
Class Z	216.05
	$ 49,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $200 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $41 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $13,247. Security lending income represents the income earned on investing cash

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,204, including $213 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $566 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund' custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund level operating expenses in the amount of $113 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 189
Class T	49
Class B	5
Class C	80
Class I	270
$ 593

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Class A	$ 4,999	$ -
Class I	39,092	30,759
Class Z	1,960	1,032
Total	$ 46,051	$ 31,791

Annual Report

9. Distributions to Shareholders - continued

Years ended December 31,	2015	2014
From net realized gain
Class A	$ 336,609	$ 606,361
Class T	90,096	160,563
Class B	5,527	14,434
Class C	177,341	297,255
Class I	515,418	948,474
Class Z	17,489	19,856
Total	$ 1,142,480	$ 2,046,943

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Class A
Shares sold	43,674	56,480	$ 1,185,377	$ 1,535,803
Reinvestment of distributions	12,627	22,207	327,470	581,082
Shares redeemed	(71,066)	(89,074)	(1,931,743)	(2,443,351)
Net increase (decrease)	(14,765)	(10,387)	$ (418,896)	$ (326,466)
Class T
Shares sold	8,555	10,880	$ 226,885	$ 289,917
Reinvestment of distributions	3,329	5,820	84,272	149,046
Shares redeemed	(15,702)	(14,283)	(416,783)	(381,835)
Net increase (decrease)	(3,818)	2,417	$ (105,626)	$ 57,128
Class B
Shares sold	89	194	$ 2,138	$ 4,762
Reinvestment of distributions	210	541	4,926	12,886
Shares redeemed	(3,241)	(1,988)	(79,804)	(49,648)
Net increase (decrease)	(2,942)	(1,253)	$ (72,740)	$ (32,000)
Class C
Shares sold	20,651	25,077	$ 510,224	$ 628,846
Reinvestment of distributions	6,325	10,237	148,901	245,714
Shares redeemed	(23,947)	(17,713)	(594,182)	(446,482)
Net increase (decrease)	3,029	17,601	$ 64,943	$ 428,078
Class I
Shares sold	97,654	132,665	$ 2,700,232	$ 3,697,269
Reinvestment of distributions	18,139	30,790	478,968	819,710
Shares redeemed	(148,908)	(97,045)	(4,124,969)	(2,684,332)
Net increase (decrease)	(33,115)	66,410	$ (945,769)	$ 1,832,647

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Class Z
Shares sold	12,793	8,291	$ 356,386	$ 229,233
Reinvestment of distributions	730	772	19,260	20,561
Shares redeemed	(7,992)	(1,117)	(224,389)	(31,203)
Net increase (decrease)	5,531	7,946	$ 151,257	$ 218,591

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	02/16/16	02/12/16	$0.002	$0.228

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2015, $$1,365,326,089, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifiying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFI-UANN-0216
1.796411.112
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Class Z

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class ZA	2.78%	11.52%	8.06%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class Z on December 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Co-Portfolio Managers William Danoff and John Roth: For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark S&P 500® index. The fund performed better than the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite economic headwinds overseas and a strong U.S. dollar. Our top relative contributor was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. Within consumer discretionary, Starbucks and Nike helped, as each is introducing innovative products and using technology to fuel growth. All three contributors mentioned were among our largest holdings as of December 31, 2015. Conversely, underweighting Microsoft had the biggest negative influence on our relative result. Another notable detractor was our stake in Chipotle Mexican Grill. Shares were hampered by an unfortunate late-year outbreak of E. coli infections in some of its restaurants. The fund's modest cash position hampered performance versus the benchmark the past year. Lastly, our foreign holdings detracted amid a rising U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Class A	.94%
Actual		$ 1,000.00	$ 984.80	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Class T	1.19%
Actual		$ 1,000.00	$ 983.80	$ 5.95
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class B	1.73%
Actual		$ 1,000.00	$ 980.90	$ 8.64
HypotheticalA		$ 1,000.00	$ 1,016.48	$ 8.79
Class C	1.69%
Actual		$ 1,000.00	$ 981.50	$ 8.44
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class I	.69%
Actual		$ 1,000.00	$ 986.20	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Class Z	.55%
Actual		$ 1,000.00	$ 986.90	$ 2.75
HypotheticalA		$ 1,000.00	$ 1,022.43	$ 2.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	4.8	3.5
Alphabet, Inc. Class A	3.3	0.8
Wells Fargo & Co.	2.8	2.8
Amazon.com, Inc.	2.4	0.6
Visa, Inc. Class A	2.3	1.9
Starbucks Corp.	2.1	1.8
JPMorgan Chase & Co.	1.7	1.8
Berkshire Hathaway, Inc. Class A	1.7	1.6
NIKE, Inc. Class B	1.7	1.3
Salesforce.com, Inc.	1.5	1.1
	24.3
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	22.2
Consumer Discretionary	19.3	16.7
Financials	17.0	18.4
Health Care	11.9	15.1
Industrials	7.0	6.4
Asset Allocation (% of fund's net assets)
As of December 31, 2015*		As of June 30, 2015**
	Stocks 97.2%		Stocks 95.4%
	Bonds 0.1%		Bonds 0.0%
	Convertible Securities 1.4%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 3.3%
* Foreign investments	12.5%	** Foreign investments	12.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 0.1%
Magna International, Inc. Class A (sub. vtg.)	631,100	$ 25,596
Automobiles - 1.3%
Fuji Heavy Industries Ltd.	140,800	5,800
General Motors Co.	1,299,600	44,199
Maruti Suzuki India Ltd. (a)	37,618	2,618
Tesla Motors, Inc. (a)(e)	1,192,124	286,122
		338,739
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	296,300	19,793
ServiceMaster Global Holdings, Inc. (a)	42,500	1,668
		21,461
Hotels, Restaurants & Leisure - 4.9%
ARAMARK Holdings Corp.	4,706,900	151,798
Boyd Gaming Corp. (a)	82,000	1,629
Chipotle Mexican Grill, Inc. (a)	306,824	147,229
Domino's Pizza, Inc.	1,325,418	147,453
Dunkin' Brands Group, Inc. (e)	792,500	33,753
Hilton Worldwide Holdings, Inc.	700,700	14,995
Marriott International, Inc. Class A (e)	1,569,136	105,195
Royal Caribbean Cruises Ltd.	15,900	1,609
Starbucks Corp.	9,446,898	567,097
Vail Resorts, Inc.	9,950	1,274
Whitbread PLC	2,297,934	149,089
		1,321,121
Household Durables - 0.8%
D.R. Horton, Inc.	4,644,424	148,761
Lennar Corp. Class A	467,500	22,865
Mohawk Industries, Inc. (a)	161,424	30,572
Tempur Sealy International, Inc. (a)	214,300	15,100
		217,298
Internet & Catalog Retail - 4.2%
Amazon.com, Inc. (a)	944,940	638,675
Etsy, Inc.	764,751	6,317
Expedia, Inc.	112,300	13,959
Netflix, Inc. (a)	1,624,000	185,753
Priceline Group, Inc. (a)	188,017	239,712
TripAdvisor, Inc. (a)	347,787	29,649
Wayfair LLC Class A (a)	233,269	11,108
		1,125,173
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Products - 0.0%
Hasbro, Inc.	167,744	$ 11,299
Media - 2.5%
Altice NV Class A (a)	234,647	3,379
Charter Communications, Inc. Class A (a)(e)	248,300	45,464
Comcast Corp. Class A	564,700	31,866
Interpublic Group of Companies, Inc.	33,100	771
Legend Pictures LLC (a)(g)(h)	13,925	25,509
Liberty Broadband Corp. Class A (a)	119,625	6,179
Liberty Global PLC:
Class A (a)	1,831,005	77,561
LiLAC Class A (a)	117,735	4,871
Liberty Media Corp. Class A (a)	59,300	2,328
Lions Gate Entertainment Corp. (e)	768,866	24,904
Naspers Ltd. Class N	316,500	43,261
Rightmove PLC	766,722	46,625
Sirius XM Holdings, Inc. (a)	1,766,300	7,189
Starz Series A (a)	245,500	8,224
The Walt Disney Co.	3,124,838	328,358
Weinstein Co. Holdings LLC Class A-1 unit (a)(g)(h)	2,267	678
		657,167
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	421,200	32,525
Dollarama, Inc.	463,100	26,755
Ollie's Bargain Outlet Holdings, Inc. (a)	600	10
		59,290
Specialty Retail - 2.5%
AutoZone, Inc. (a)	108,834	80,745
Foot Locker, Inc.	266,200	17,327
Home Depot, Inc.	804,300	106,369
L Brands, Inc.	119,200	11,422
O'Reilly Automotive, Inc. (a)	406,216	102,943
Signet Jewelers Ltd.	172,754	21,368
Tiffany & Co., Inc.	349,700	26,679
TJX Companies, Inc.	3,657,532	259,356
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	239,600	44,326
		670,535
Textiles, Apparel & Luxury Goods - 2.4%
Brunello Cucinelli SpA (e)	1,809,352	31,984
China Hongxing Sports Ltd. (a)	6,000,000	243
Coach, Inc.	53,000	1,735
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Hermes International SCA	269,900	$ 91,441
NIKE, Inc. Class B	7,020,178	438,761
Under Armour, Inc. Class A (sub. vtg.) (a)	785,138	63,290
		627,454
TOTAL CONSUMER DISCRETIONARY		5,075,133
CONSUMER STAPLES - 6.3%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)(e)	376,003	75,919
Coca-Cola Bottling Co. Consolidated	8,487	1,549
Constellation Brands, Inc. Class A (sub. vtg.)	1,436,000	204,544
Kweichow Moutai Co. Ltd.	49,400	1,655
Monster Beverage Corp.	19,700	2,935
The Coca-Cola Co.	461,700	19,835
		306,437
Food & Staples Retailing - 1.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	382,200	16,824
Costco Wholesale Corp.	1,118,525	180,642
CVS Health Corp.	1,801,925	176,174
Kroger Co.	193,100	8,077
Tesco PLC	26,488,500	58,203
		439,920
Food Products - 1.4%
Associated British Foods PLC	3,689,092	181,753
Mead Johnson Nutrition Co. Class A	842,500	66,515
Mondelez International, Inc.	1,929,743	86,530
Pinnacle Foods, Inc.	655,500	27,833
Post Holdings, Inc. (a)	79,700	4,917
The Hain Celestial Group, Inc. (a)	234,200	9,459
The Kraft Heinz Co.	33,600	2,445
		379,452
Household Products - 0.7%
Colgate-Palmolive Co.	2,877,049	191,669
Spectrum Brands Holdings, Inc.	16,100	1,639
		193,308
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	3,352,744	$ 295,243
L'Oreal SA	445,101	75,121
		370,364
TOTAL CONSUMER STAPLES		1,689,481
ENERGY - 5.2%
Energy Equipment & Services - 1.1%
Oceaneering International, Inc.	1,798,799	67,491
Schlumberger Ltd.	3,128,823	218,235
		285,726
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	2,142,246	104,070
Antero Resources Corp. (a)(e)	3,359,456	73,236
Birchcliff Energy Ltd. (a)	353,000	1,031
Birchcliff Energy Ltd. (a)(f)	585,400	1,709
Cabot Oil & Gas Corp.	3,589,580	63,500
Canadian Natural Resources Ltd.	403,400	8,810
Chevron Corp.	2,134,300	192,002
Cimarex Energy Co.	103,800	9,278
Concho Resources, Inc. (a)	25,680	2,385
Diamondback Energy, Inc.	440,300	29,456
EOG Resources, Inc.	2,008,960	142,214
Exxon Mobil Corp.	2,366,000	184,430
Golar LNG Ltd.	1,200,000	18,948
Marathon Petroleum Corp.	521,800	27,050
Memorial Resource Development Corp. (a)	1,226,100	19,802
Noble Energy, Inc.	1,454,861	47,909
Phillips 66 Co.	171,600	14,037
Pioneer Natural Resources Co.	511,200	64,094
Tesoro Corp.	253,200	26,680
Valero Energy Corp.	649,800	45,947
Williams Partners LP	1,000,000	27,850
		1,104,438
TOTAL ENERGY		1,390,164
FINANCIALS - 16.9%
Banks - 8.5%
Bank of America Corp.	16,540,427	278,375
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Bank of Ireland (a)	248,940,628	$ 91,982
Citigroup, Inc.	3,109,700	160,927
First Republic Bank	650,200	42,952
HDFC Bank Ltd. sponsored ADR	1,983,672	122,194
JPMorgan Chase & Co.	6,903,000	455,805
Kotak Mahindra Bank Ltd.	539,207	5,885
Metro Bank PLC Class A (a)(h)	419,395	7,289
PNC Financial Services Group, Inc.	1,177,489	112,226
SunTrust Banks, Inc.	650,000	27,846
U.S. Bancorp	5,154,114	219,926
Virgin Money Holdings Uk PLC	159,281	894
Wells Fargo & Co.	13,581,256	738,277
		2,264,578
Capital Markets - 1.7%
BlackRock, Inc. Class A	401,046	136,564
Charles Schwab Corp.	1,875,964	61,775
Goldman Sachs Group, Inc.	94,816	17,089
KKR & Co. LP	2,723,728	42,463
Morgan Stanley	4,221,177	134,276
Oaktree Capital Group LLC Class A	1,290,176	61,567
		453,734
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(e)	25,500	5,458
LendingClub Corp. (e)	878,700	9,710
Synchrony Financial (a)	909,439	27,656
		42,824
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. Class A (a)	2,240	443,072
IntercontinentalExchange, Inc.	96,736	24,790
McGraw Hill Financial, Inc.	506,690	49,950
MSCI, Inc. Class A	22,900	1,652
		519,464
Insurance - 3.6%
ACE Ltd.	1,323,595	154,662
AIA Group Ltd.	27,856,000	166,442
American International Group, Inc.	4,814,100	298,330
Fairfax Financial Holdings Ltd. (sub. vtg.)	159,000	75,485
FNF Group	760,000	26,349
James River Group Holdings Ltd.	42,400	1,422
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	1,540,778	$ 204,369
The Travelers Companies, Inc.	326,563	36,856
		963,915
Real Estate Investment Trusts - 0.6%
American Tower Corp.	1,263,175	122,465
Equity Residential (SBI)	527,900	43,071
Public Storage	32,600	8,075
		173,611
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	2,627,600	96,354
TOTAL FINANCIALS		4,514,480
HEALTH CARE - 11.7%
Biotechnology - 2.2%
Agios Pharmaceuticals, Inc. (a)(e)	846,562	54,959
Alexion Pharmaceuticals, Inc. (a)	43,700	8,336
Amgen, Inc.	582,799	94,606
Anacor Pharmaceuticals, Inc. (a)	45,000	5,084
Baxalta, Inc.	43,000	1,678
Biogen, Inc. (a)	90,786	27,812
bluebird bio, Inc. (a)	104,300	6,698
Celgene Corp. (a)	617,800	73,988
Cellectis SA sponsored ADR	14,018	435
Cidara Therapeutics, Inc.	54,248	931
Genmab A/S (a)	48,800	6,489
Gilead Sciences, Inc.	2,362,528	239,064
Incyte Corp. (a)	44,700	4,848
Intrexon Corp. (a)(e)	794,681	23,960
Light Sciences Oncology, Inc. (a)	2,708,254	0
Myriad Genetics, Inc. (a)(e)	171,700	7,411
NantKwest, Inc. (a)	982	17
Neurocrine Biosciences, Inc. (a)	64,760	3,663
Regeneron Pharmaceuticals, Inc. (a)	68,100	36,969
Ultragenyx Pharmaceutical, Inc. (a)	31,800	3,567
		600,515
Health Care Equipment & Supplies - 2.2%
Align Technology, Inc. (a)	502,658	33,100
Becton, Dickinson & Co.	330,896	50,988
Boston Scientific Corp. (a)	5,694,824	105,013
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
C.R. Bard, Inc.	157,138	$ 29,768
DENTSPLY International, Inc.	446,689	27,181
DexCom, Inc. (a)	743,938	60,929
Edwards Lifesciences Corp. (a)	957,556	75,628
I-Pulse, Inc. (a)(h)	58,562	504
Intuitive Surgical, Inc. (a)	6,000	3,277
Medtronic PLC	1,190,300	91,558
Sirona Dental Systems, Inc. (a)	15,100	1,655
Teleflex, Inc.	127,300	16,734
The Cooper Companies, Inc.	592,851	79,561
		575,896
Health Care Providers & Services - 2.3%
Aetna, Inc.	518,948	56,109
Cigna Corp.	385,200	56,366
Henry Schein, Inc. (a)	1,352,981	214,028
Teladoc, Inc. (e)	220,320	3,957
UnitedHealth Group, Inc.	2,109,200	248,126
Universal Health Services, Inc. Class B	223,700	26,730
VCA, Inc. (a)	30,000	1,650
		606,966
Health Care Technology - 0.3%
Castlight Health, Inc. (a)	1,325,100	5,658
Cerner Corp. (a)	1,283,430	77,224
Medidata Solutions, Inc. (a)	38,800	1,912
		84,794
Life Sciences Tools & Services - 1.9%
Eurofins Scientific SA	451,984	158,091
Illumina, Inc. (a)	272,451	52,296
Mettler-Toledo International, Inc. (a)	414,209	140,471
Thermo Fisher Scientific, Inc.	790,169	112,085
Waters Corp. (a)	370,312	49,837
		512,780
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	5,410,700	77,025
Bristol-Myers Squibb Co.	2,835,500	195,054
Eli Lilly & Co.	681,000	57,381
Intra-Cellular Therapies, Inc. (a)	102,525	5,515
Jiangsu Hengrui Medicine Co. Ltd.	206,200	1,555
Johnson & Johnson	1,362,356	139,941
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Novo Nordisk A/S Series B	1,380,701	$ 79,940
Perrigo Co. PLC	352,485	51,005
Sino Biopharmaceutical Ltd.	1,782,000	1,611
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,045,100	134,240
		743,267
TOTAL HEALTH CARE		3,124,218
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.5%
Esterline Technologies Corp. (a)	305,800	24,770
General Dynamics Corp.	643,500	88,391
Space Exploration Technologies Corp. Class A (a)(h)	50,886	4,529
Teledyne Technologies, Inc. (a)	269,600	23,914
The Boeing Co.	1,385,564	200,339
TransDigm Group, Inc. (a)	251,772	57,517
		399,460
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	318,200	19,735
FedEx Corp.	561,010	83,585
		103,320
Airlines - 1.3%
Alaska Air Group, Inc.	108,900	8,768
InterGlobe Aviation Ltd. (a)	15,177	281
Ryanair Holdings PLC sponsored ADR	2,393,200	206,916
Southwest Airlines Co.	3,204,200	137,973
		353,938
Building Products - 0.7%
ASSA ABLOY AB (B Shares)	77,800	1,629
Fortune Brands Home & Security, Inc.	1,354,789	75,191
Toto Ltd.	3,057,000	107,399
		184,219
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	117,100	4,912
Electrical Equipment - 0.2%
Acuity Brands, Inc.	204,192	47,740
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.8%
Danaher Corp.	1,127,868	$ 104,756
General Electric Co.	3,351,874	104,411
		209,167
Machinery - 0.0%
PACCAR, Inc.	35,700	1,692
Rational AG	27,692	12,570
		14,262
Professional Services - 0.7%
Equifax, Inc.	568,698	63,336
Robert Half International, Inc.	249,500	11,761
Verisk Analytics, Inc. (a)	1,376,595	105,833
		180,930
Road & Rail - 0.4%
Canadian Pacific Railway Ltd. (e)	630,232	80,495
Genesee & Wyoming, Inc. Class A (a)	173,134	9,296
J.B. Hunt Transport Services, Inc.	303,230	22,245
		112,036
Trading Companies & Distributors - 0.9%
Air Lease Corp.:
Class A (f)	320,800	10,740
Class A	2,333,511	78,126
HD Supply Holdings, Inc. (a)	780,200	23,429
United Rentals, Inc. (a)	1,602,600	116,253
		228,548
TOTAL INDUSTRIALS		1,838,532
INFORMATION TECHNOLOGY - 27.3%
Communications Equipment - 0.3%
Juniper Networks, Inc.	370,700	10,231
Motorola Solutions, Inc.	280,900	19,228
Palo Alto Networks, Inc. (a)	8,900	1,568
Qualcomm Technologies, Inc.	663,800	33,180
		64,207
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	7,419,672	387,529
CDW Corp.	1,140,000	47,926
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Fitbit, Inc.	185,200	$ 5,480
IPG Photonics Corp. (a)	857,676	76,470
		517,405
Internet Software & Services - 11.1%
Akamai Technologies, Inc. (a)	1,648,600	86,766
Alibaba Group Holding Ltd. sponsored ADR (a)	440,100	35,767
Alphabet, Inc.:
Class A (a)	1,147,954	893,120
Class C	534,398	405,544
Dropbox, Inc. (a)(h)	1,289,836	17,322
eBay, Inc. (a)	1,561,500	42,910
Endurance International Group Holdings, Inc. (a)	3,512,300	38,389
Facebook, Inc. Class A (a)	12,348,459	1,292,376
GoDaddy, Inc. (a)	1,418,900	45,490
LinkedIn Corp. Class A (a)	73,066	16,446
LogMeIn, Inc. (a)	206,625	13,865
NetEase, Inc. sponsored ADR	9,200	1,667
Shutterstock, Inc. (a)(e)	390,350	12,624
Stamps.com, Inc. (a)	148,600	16,288
SurveyMonkey (h)	2,069,881	31,773
Tencent Holdings Ltd.	215,400	4,218
Twitter, Inc. (a)	67,200	1,555
VeriSign, Inc. (a)(e)	34,900	3,049
		2,959,169
IT Services - 6.4%
Alliance Data Systems Corp. (a)	162,059	44,821
ASAC II LP (a)(h)	9,408,021	250,265
Cognizant Technology Solutions Corp. Class A (a)	1,481,200	88,902
Fidelity National Information Services, Inc.	416,230	25,224
First Data Corp.	4,890,003	70,504
First Data Corp. Class A (a)	2,739,900	43,893
Fiserv, Inc. (a)	1,323,892	121,083
FleetCor Technologies, Inc. (a)	219,200	31,330
Gartner, Inc. Class A (a)	17,800	1,614
Global Payments, Inc.	134,700	8,689
IBM Corp.	81,900	11,271
MasterCard, Inc. Class A	2,512,935	244,659
PayPal Holdings, Inc. (a)	2,753,721	99,685
Total System Services, Inc.	893,560	44,499
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Vantiv, Inc. (a)	55,200	$ 2,618
Visa, Inc. Class A	8,030,896	622,796
		1,711,853
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	788,300	43,609
ARM Holdings PLC	843,500	12,857
Avago Technologies Ltd.	1,130,345	164,070
Broadcom Corp. Class A	869,800	50,292
Inphi Corp. (a)	225,937	6,105
NXP Semiconductors NV (a)	96,700	8,147
Skyworks Solutions, Inc.	150,700	11,578
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	135,300	3,078
		299,736
Software - 5.4%
Activision Blizzard, Inc.	1,485,953	57,521
Adobe Systems, Inc. (a)	1,941,861	182,418
Atlassian Corp. PLC	75,500	2,271
Electronic Arts, Inc. (a)	1,373,900	94,414
Fleetmatics Group PLC (a)	157,700	8,010
Intuit, Inc.	429,000	41,399
Manhattan Associates, Inc. (a)	38,800	2,567
Microsoft Corp.	6,385,713	354,279
Mobileye NV (a)(e)	1,188,420	50,246
NetSuite, Inc. (a)(e)	483,689	40,930
RealPage, Inc. (a)	71,100	1,596
Red Hat, Inc. (a)	372,903	30,880
Salesforce.com, Inc. (a)	5,210,512	408,504
ServiceNow, Inc. (a)	313,800	27,163
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	18,952	0
warrants 10/3/18 (a)(h)	27,736	0
Tyler Technologies, Inc. (a)	28,300	4,933
Ultimate Software Group, Inc. (a)	446,866	87,367
Workday, Inc. Class A (a)	596,000	47,489
		1,441,987
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	2,732,300	$ 287,602
Pure Storage, Inc. Class A (a)(e)	194,800	3,033
		290,635
TOTAL INFORMATION TECHNOLOGY		7,284,992
MATERIALS - 3.5%
Chemicals - 2.6%
Airgas, Inc.	475,000	65,702
Ecolab, Inc.	612,513	70,059
LyondellBasell Industries NV Class A	1,061,000	92,201
Monsanto Co.	747,467	73,640
PPG Industries, Inc.	2,165,864	214,031
Sherwin-Williams Co.	714,036	185,364
The Dow Chemical Co.	35,600	1,833
		702,830
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	300,834	41,088
Containers & Packaging - 0.4%
Ball Corp.	45,000	3,273
Sealed Air Corp.	581,500	25,935
WestRock Co.	1,861,418	84,918
		114,126
Metals & Mining - 0.3%
B2Gold Corp. (a)	26,434,432	26,746
Franco-Nevada Corp.	773,961	35,406
GoviEx Uranium, Inc. (a)	851,865	28
GoviEx Uranium, Inc. (a)(f)	23,200	1
GoviEx Uranium, Inc. Class A (f)	2,625,135	85
Ivanhoe Mines Ltd. (a)	953,200	420
Newcrest Mining Ltd. (a)	966,740	9,148
Novagold Resources, Inc. (a)	840,100	3,527
		75,361
TOTAL MATERIALS		933,405
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	356,600	13,950
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 0.1%
Electric Utilities - 0.1%
IDACORP, Inc.	400,000	$ 27,200
TOTAL COMMON STOCKS (Cost $18,907,920)		25,891,555
Preferred Stocks - 1.6%

Convertible Preferred Stocks - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(h)	7,091,632	28,650
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	165,366	164
TOTAL CONSUMER DISCRETIONARY		28,814
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (h)	1,110,537	15,958
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (h)	10,791,166	32,913
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc. Series E (h)	166,247	1,800
Intarcia Therapeutics, Inc. Series CC (a)(h)	516,522	16,074
		17,874
Life Sciences Tools & Services - 0.1%
Living Proof, Inc. 8.00% (a)(h)	10,369,703	28,724
TOTAL HEALTH CARE		46,598
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series G (h)	145,254	12,928
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Dropbox, Inc.:
Series A (a)(h)	299,518	$ 4,023
Series C (a)(h)	161,770	2,173
Pinterest, Inc.:
Series E, 8.00% (a)(h)	13,203,155	99,789
Series F, 8.00% (a)(h)	8,808,645	66,576
Series G, 8.00% (h)	1,676,455	12,671
		185,232
IT Services - 0.0%
Nutanix, Inc. Series E (a)(h)	783,938	11,704
Software - 0.1%
Cloudera, Inc. Series F (a)(h)	312,284	10,252
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	404
Series C-1, 8.00% (a)(h)	47,380	32
Series D, 8.00% (a)(h)	50,840	34
Twilio, Inc. Series E (h)	751,240	11,066
		21,788
TOTAL INFORMATION TECHNOLOGY		218,724
TOTAL CONVERTIBLE PREFERRED STOCKS		355,935
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	426,900	61,636
TOTAL PREFERRED STOCKS (Cost $287,255)		417,571
Corporate Bonds - 0.1%
		Principal Amount (000s) (d)	Value (000s)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/19 pay-in-kind (h)		$ 230	$ 230
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Pacific Drilling SA 5.375% 6/1/20 (f)		39,145	16,245
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	4,033
TOTAL NONCONVERTIBLE BONDS			20,278
TOTAL CORPORATE BONDS (Cost $26,452)			20,508
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	429,397,325	429,397
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	654,183,980	654,184
TOTAL MONEY MARKET FUNDS (Cost $1,083,581)		1,083,581
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $20,305,208)		27,413,215
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(728,311)
NET ASSETS - 100%		$ 26,684,904
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,780,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $694,034,000 or 2.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 1,800
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 32,763
Blue Apron, Inc. Series D	5/18/15	$ 14,800
Cloudera, Inc. Series F	2/5/14	$ 4,547
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Dropbox, Inc. Series C	1/30/14	$ 3,090
I-Pulse, Inc.	3/18/10	$ 94
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 6/10/15	$ 18,474
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,616
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 3,508
Nutanix, Inc. Series E	8/26/14	$ 10,502
Security	Acquisition Date	Acquisition Cost (000s)
Oportun Finance Corp. Series H	2/6/15	$ 30,726
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 29,923
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 12,035
Space Exploration Technologies Corp. Class A	10/16/15	$ 4,529
Space Exploration Technologies Corp. Series G	1/20/15	$ 11,251
SurveyMonkey	12/15/14	$ 34,050
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 267
Trion World Network, Inc. 15% 10/10/19 pay-in-kind	10/10/13 - 10/10/15	$ 230
Twilio, Inc. Series E	4/24/15	$ 8,497
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$ 2,299
Values shown as $0 may reflect amounts less than $500.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,319
Fidelity Securities Lending Cash Central Fund	5,204
Total	$ 6,523
Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,165,583	$ 4,965,040	$ 145,299	$ 55,244
Consumer Staples	1,705,439	1,629,623	59,858	15,958
Energy	1,390,164	1,390,164	-	-
Financials	4,547,393	4,334,864	172,327	40,202
Health Care	3,170,816	2,957,094	166,620	47,102
Industrials	1,851,460	1,712,124	121,879	17,457
Information Technology	7,503,716	6,898,053	87,579	518,084
Materials	933,405	924,257	9,148	-
Telecommunication Services	13,950	13,950	-	-
Utilities	27,200	27,200	-	-
Corporate Bonds	20,508	-	20,278	230
Money Market Funds	1,083,581	1,083,581	-	-
Total Investments in Securities:	$ 27,413,215	$ 25,935,950	$ 782,988	$ 694,277
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 334,440
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	224,939
Cost of Purchases	20,532
Proceeds of Sales	(61,827)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 518,084
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 205,618
Other Investments in Securities
Beginning Balance	$ 138,746
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(29,746)
Cost of Purchases	68,699
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(1,506)
Ending Balance	$ 176,193
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ (29,746)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.5%
United Kingdom	2.1%
Ireland	1.8%
Canada	1.2%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $639,318) - See accompanying schedule: Unaffiliated issuers (cost $19,221,627)	$ 26,329,634
Fidelity Central Funds (cost $1,083,581)	1,083,581
Total Investments (cost $20,305,208)		$ 27,413,215
Receivable for investments sold		13,187
Receivable for fund shares sold		26,087
Dividends receivable		17,124
Interest receivable		351
Distributions receivable from Fidelity Central Funds		851
Prepaid expenses		58
Other receivables		706
Total assets		27,471,579

Liabilities
Payable for investments purchased	$ 40,740
Payable for fund shares redeemed	70,106
Accrued management fee	10,798
Distribution and service plan fees payable	5,860
Other affiliated payables	4,207
Other payables and accrued expenses	780
Collateral on securities loaned, at value	654,184
Total liabilities		786,675

Net Assets		$ 26,684,904
Net Assets consist of:
Paid in capital		$ 19,406,938
Undistributed net investment income		1,473
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		168,532
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,107,961
Net Assets		$ 26,684,904

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2015

Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,920,180 ÷ 302,944 shares)	$ 26.14

Maximum offering price per share (100/94.25 of $26.14)	$ 27.73
Class T:
Net Asset Value and redemption price per share ($2,070,979 ÷ 81,198 shares)	$ 25.51

Maximum offering price per share (100/96.50 of $25.51)	$ 26.44
Class B:
Net Asset Value and offering price per share ($107,098 ÷ 4,561 shares)A	$ 23.48

Class C:
Net Asset Value and offering price per share ($3,841,115 ÷ 162,100 shares)A	$ 23.70

Class I:
Net Asset Value, offering price and redemption price per share ($12,309,779 ÷ 462,262 shares)	$ 26.63

Class Z:
Net Asset Value, offering price and redemption price per share ($435,753 ÷ 16,351 shares)	$ 26.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2015

Investment Income
Dividends		$ 304,033
Interest		970
Income from Fidelity Central Funds		6,523
Total income		311,526

Expenses
Management fee
Basic fee	$ 154,042
Performance adjustment	(21,482)
Transfer agent fees	49,884
Distribution and service plan fees	72,399
Accounting and security lending fees	2,108
Custodian fees and expenses	546
Independent trustees' compensation	120
Registration fees	454
Audit	114
Legal	66
Miscellaneous	190
Total expenses before reductions	258,441
Expense reductions	(1,273)	257,168
Net investment income (loss)		54,358
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,382,123
Foreign currency transactions	(838)
Total net realized gain (loss)		1,381,285
Change in net unrealized appreciation (depreciation) on: Investment securities	(742,562)
Assets and liabilities in foreign currencies	(33)
Total change in net unrealized appreciation (depreciation)		(742,595)
Net gain (loss)		638,690
Net increase (decrease) in net assets resulting from operations		$ 693,048

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,358	$ 34,475
Net realized gain (loss)	1,381,285	2,437,996
Change in net unrealized appreciation (depreciation)	(742,595)	(58,375)
Net increase (decrease) in net assets resulting from operations	693,048	2,414,096
Distributions to shareholders from net investment income	(46,051)	(31,791)
Distributions to shareholders from net realized gain	(1,142,480)	(2,046,943)
Total distributions	(1,188,531)	(2,078,734)
Share transactions - net increase (decrease)	(1,326,831)	2,177,978
Total increase (decrease) in net assets	(1,822,314)	2,513,340

Net Assets
Beginning of period	28,507,218	25,993,878
End of period (including undistributed net investment income of $1,473 and accumulated net investment loss of $531, respectively)	$ 26,684,904	$ 28,507,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 26.32	$ 22.75	$ 19.72	$ 19.96
Income from Investment Operations
Net investment income (loss) C	.05	.04	.01	.03	(.05)
Net realized and unrealized gain (loss)	.57	2.34	7.21	3.09	(.15)
Total from investment operations	.62	2.38	7.22	3.12	(.20)
Distributions from net investment income	(.02)	-	-	-	-
Distributions from net realized gain	(1.13)	(2.03)	(3.65)	(.09)	(.04)
Total distributions	(1.15)	(2.03)	(3.65)	(.09)	(.04)
Net asset value, end of period	$ 26.14	$ 26.67	$ 26.32	$ 22.75	$ 19.72
Total ReturnA, B	2.39%	9.20%	32.36%	15.84%	(1.04)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.92%	.92%	.94%	1.01%	1.08%
Expenses net of fee waivers, if any	.91%	.92%	.94%	1.01%	1.08%
Expenses net of all reductions	.91%	.92%	.94%	1.00%	1.07%
Net investment income (loss)	.20%	.13%	.02%	.13%	(.23)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,920	$ 8,475	$ 8,634	$ 6,459	$ 5,809
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class T

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 26.10	$ 25.84	$ 22.44	$ 19.46	$ 19.74
Income from Investment Operations
Net investment income (loss) C	(.01)	(.03)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	.55	2.31	7.11	3.04	(.14)
Total from investment operations	.54	2.28	7.05	3.02	(.24)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	(.04)	(.04)
Net asset value, end of period	$ 25.51	$ 26.10	$ 25.84	$ 22.44	$ 19.46
Total ReturnA, B	2.14%	8.98%	32.05%	15.52%	(1.25)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.17%	1.17%	1.18%	1.25%	1.32%
Expenses net of fee waivers, if any	1.16%	1.17%	1.18%	1.25%	1.32%
Expenses net of all reductions	1.16%	1.17%	1.18%	1.24%	1.32%
Net investment income (loss)	(0.05)%	(.11)%	(.22)%	(.11)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,071	$ 2,219	$ 2,134	$ 1,795	$ 1,640
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class B

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.24	$ 24.27	$ 21.37	$ 18.60	$ 18.95
Income from Investment Operations
Net investment income (loss) C	(.14)	(.16)	(.19)	(.14)	(.20)
Net realized and unrealized gain (loss)	.51	2.15	6.74	2.91	(.15)
Total from investment operations	.37	1.99	6.55	2.77	(.35)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	-	-
Net asset value, end of period	$ 23.48	$ 24.24	$ 24.27	$ 21.37	$ 18.60
Total ReturnA, B	1.60%	8.36%	31.31%	14.89%	(1.85)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.70%	1.71%	1.75%	1.82%	1.89%
Expenses net of fee waivers, if any	1.70%	1.71%	1.75%	1.82%	1.89%
Expenses net of all reductions	1.69%	1.71%	1.75%	1.81%	1.89%
Net investment income (loss)	(.59)%	(.66)%	(.79)%	(.68)%	(1.05)%
Supplemental Data
Net assets, end of period (in millions)	$ 107	$ 182	$ 213	$ 239	$ 309
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.45	$ 24.45	$ 21.49	$ 18.70	$ 19.03
Income from Investment Operations
Net investment income (loss) C	(.14)	(.16)	(.18)	(.13)	(.19)
Net realized and unrealized gain (loss)	.52	2.18	6.79	2.92	(.14)
Total from investment operations	.38	2.02	6.61	2.79	(.33)
Distributions from net realized gain	(1.13)	(2.02)	(3.65)	-	-
Net asset value, end of period	$ 23.70	$ 24.45	$ 24.45	$ 21.49	$ 18.70
Total ReturnA, B	1.63%	8.43%	31.41%	14.92%	(1.73)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.67%	1.67%	1.69%	1.75%	1.83%
Expenses net of fee waivers, if any	1.66%	1.67%	1.69%	1.75%	1.83%
Expenses net of all reductions	1.66%	1.67%	1.69%	1.75%	1.82%
Net investment income (loss)	(.55)%	(.62)%	(.73)%	(.62)%	(.98)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,841	$ 3,889	$ 3,459	$ 2,515	$ 2,133
Portfolio turnover rateE	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 27.15	$ 26.76	$ 23.02	$ 19.96	$ 20.14
Income from Investment Operations
Net investment income (loss) B	.13	.11	.07	.09	.01
Net realized and unrealized gain (loss)	.57	2.39	7.32	3.12	(.15)
Total from investment operations	.70	2.50	7.39	3.21	(.14)
Distributions from net investment income	(.09)	(.07)	-	(.02)	-
Distributions from net realized gain	(1.13)	(2.04)	(3.65)	(.13)	(.04)
Total distributions	(1.22)	(2.11)	(3.65)	(.15)	(.04)
Net asset value, end of period	$ 26.63	$ 27.15	$ 26.76	$ 23.02	$ 19.96
Total ReturnA	2.64%	9.51%	32.73%	16.11%	(.73)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.66%	.67%	.68%	.74%	.81%
Expenses net of fee waivers, if any	.66%	.67%	.68%	.74%	.81%
Expenses net of all reductions	.66%	.67%	.68%	.74%	.81%
Net investment income (loss)	.45%	.39%	.28%	.39%	.03%
Supplemental Data
Net assets, end of period (in millions)	$ 12,310	$ 13,449	$ 11,477	$ 9,898	$ 7,169
Portfolio turnover rateD	47%	62%	79%	47%	58%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 27.17	$ 26.78	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.16	.15	.01
Net realized and unrealized gain (loss)	.58	2.39	3.00
Total from investment operations	.74	2.54	3.01
Distributions from net investment income	(.12)	(.10)	-
Distributions from net realized gain	(1.13)	(2.04)	(3.65)
Total distributions	(1.26) J	(2.15) I	(3.65)
Net asset value, end of period	$ 26.65	$ 27.17	$ 26.78
Total ReturnB, C	2.78%	9.65%	11.50%
Ratios to Average Net AssetsE, H
Expenses before reductions	.53%	.54%	.55%A
Expenses net of fee waivers, if any	.53%	.54%	.55%A
Expenses net of all reductions	.53%	.53%	.55%A
Net investment income (loss)	.58%	.52%	.14%A
Supplemental Data
Net assets, end of period (in millions)	$ 436	$ 294	$ 77
Portfolio turnover rateF	47%	62%	79%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

J Total distributions of $1.26 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $1.134 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 230	Replacement cost	Recovery rate	1.0%	Increase
Equities	$ 694,047	Discount cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.99 - $89.00 / $63.43	Increase

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
			Adjusted transaction price	$31.12	Increase
			Discount rate	50.0%	Decrease
		Market comparable	EV/EBITDA multiple	9.8 - 27.0 / 21.6	Increase
			EV/Sales multiple	1.2 - 7.8 / 5.2	Increase
			P/B multiple	2.0	Increase
			Discount rate	3.0% - 50.0% / 14.9%	Decrease
			P/E multiple	12.1 - 14.2 / 13.2	Increase
			Discount for lack of marketability	10.0% - 30.0% / 14.8%	Decrease
			Premium rate	30.0%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$1,831.90	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,013,814
Gross unrealized depreciation	(967,211)
Net unrealized appreciation (depreciation) on securities	$ 7,046,603
Tax Cost	$ 20,366,612

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,680
Undistributed long-term capital gain	$ 230,266
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,046,556

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 46,051	$ 46,491
Long-term Capital Gains	1,142,480	2,032,243
Total	$ 1,188,531	$ 2,078,734

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $12,891,360 and $15,138,883, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 20,791	$ -
Class T	.25%	.25%	10,884	-
Class B	.75%	.25%	1,440	1,080
Class C	.75%	.25%	39,284	4,017
			$ 72,399	$ 5,097

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,387
Class T	191
Class BA	43
Class C A	236
$ 1,857

A When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 15,123.18
Class T	3,921.18
Class B	305.21
Class C	7,128.18
Class I	23,191.18
Class Z	216.05
	$ 49,884

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $200 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $41 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $13,247. Security lending income represents the income earned on investing cash

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,204, including $213 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $566 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund' custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund level operating expenses in the amount of $113 and a portion of class-level operating expenses as follows:

Amount
Class A	$ 189
Class T	49
Class B	5
Class C	80
Class I	270
$ 593

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Class A	$ 4,999	$ -
Class I	39,092	30,759
Class Z	1,960	1,032
Total	$ 46,051	$ 31,791

Annual Report

9. Distributions to Shareholders - continued

Years ended December 31,	2015	2014
From net realized gain
Class A	$ 336,609	$ 606,361
Class T	90,096	160,563
Class B	5,527	14,434
Class C	177,341	297,255
Class I	515,418	948,474
Class Z	17,489	19,856
Total	$ 1,142,480	$ 2,046,943

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Class A
Shares sold	43,674	56,480	$ 1,185,377	$ 1,535,803
Reinvestment of distributions	12,627	22,207	327,470	581,082
Shares redeemed	(71,066)	(89,074)	(1,931,743)	(2,443,351)
Net increase (decrease)	(14,765)	(10,387)	$ (418,896)	$ (326,466)
Class T
Shares sold	8,555	10,880	$ 226,885	$ 289,917
Reinvestment of distributions	3,329	5,820	84,272	149,046
Shares redeemed	(15,702)	(14,283)	(416,783)	(381,835)
Net increase (decrease)	(3,818)	2,417	$ (105,626)	$ 57,128
Class B
Shares sold	89	194	$ 2,138	$ 4,762
Reinvestment of distributions	210	541	4,926	12,886
Shares redeemed	(3,241)	(1,988)	(79,804)	(49,648)
Net increase (decrease)	(2,942)	(1,253)	$ (72,740)	$ (32,000)
Class C
Shares sold	20,651	25,077	$ 510,224	$ 628,846
Reinvestment of distributions	6,325	10,237	148,901	245,714
Shares redeemed	(23,947)	(17,713)	(594,182)	(446,482)
Net increase (decrease)	3,029	17,601	$ 64,943	$ 428,078
Class I
Shares sold	97,654	132,665	$ 2,700,232	$ 3,697,269
Reinvestment of distributions	18,139	30,790	478,968	819,710
Shares redeemed	(148,908)	(97,045)	(4,124,969)	(2,684,332)
Net increase (decrease)	(33,115)	66,410	$ (945,769)	$ 1,832,647

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Class Z
Shares sold	12,793	8,291	$ 356,386	$ 229,233
Reinvestment of distributions	730	772	19,260	20,561
Shares redeemed	(7,992)	(1,117)	(224,389)	(31,203)
Net increase (decrease)	5,531	7,946	$ 151,257	$ 218,591

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	02/16/16	02/12/16	$0.002	$0.228

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2015, $$1,365,326,089, or, if subsequently determined to be different, the net capital gain of such year.

Class Z designates 100% of the dividends distributed during the fiscal year as qualifiying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFZ-UANN-0216
1.9585874.102
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Series Opportunistic Insights Fund

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Life of fund A
Fidelity Advisor® Series Opportunistic Insights Fund	7.62%	18.56%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Opportunistic Insights Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager William Danoff: For the year, the fund handily outpaced the 0.48% result of the benchmark Russell 3000® Index. The fund performed better than the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite the economic headwinds overseas and the strong U.S. dollar. Our top relative contributor was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. We also were helped by Amazon.com, one of the best-performing stocks in the entire market, as investors came to appreciate its cloud-computing business, Amazon Web Services. Internet search firm Alphabet (formerly Google) also helped, with shares performing well the past year and the company demonstrating it could maintain robust revenue as more people access the Internet on their smartphones. All three contributors mentioned were among our largest holdings. Conversely, our biggest relative detractor was our stake in Chipotle Mexican Grill. Shares were hampered by an unfortunate late-year outbreak of E. coli infections in some of its restaurants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Actual	.95%	$ 1,000.00	$ 1,019.20	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	7.0	7.4
Amazon.com, Inc.	6.4	1.7
Alphabet, Inc. Class A	3.7	1.2
Salesforce.com, Inc.	3.2	1.7
Alphabet, Inc. Class C	3.0	1.2
Berkshire Hathaway, Inc. Class A	2.5	2.7
Starbucks Corp.	2.5	2.2
Netflix, Inc.	2.5	0.6
Apple, Inc.	2.5	3.0
Gilead Sciences, Inc.	2.1	4.1
	35.4
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.7	30.2
Consumer Discretionary	26.5	20.0
Health Care	12.0	19.2
Financials	10.1	10.9
Consumer Staples	6.7	6.9
Asset Allocation (% of fund's net assets)
As of December 31, 2015 *		As of June 30, 2015 **
	Stocks 96.7%		Stocks 96.5%
	Convertible Securities 2.4%		Convertible Securities 1.9%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.5%
* Foreign investments	7.7%	** Foreign investments	9.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 26.3%
Automobiles - 1.2%
Fuji Heavy Industries Ltd.	4,700	$ 193,623
General Motors Co.	49,100	1,669,891
Tesla Motors, Inc. (a)(d)	36,669	8,800,927
		10,664,441
Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. (a)	8,800	587,840
ServiceMaster Global Holdings, Inc. (a)	2,300	90,252
Weight Watchers International, Inc. (a)	35,600	811,680
		1,489,772
Hotels, Restaurants & Leisure - 4.7%
ARAMARK Holdings Corp.	26,000	838,500
Boyd Gaming Corp. (a)	3,609	71,711
Chipotle Mexican Grill, Inc. (a)	21,229	10,186,736
Domino's Pizza, Inc.	12,900	1,435,125
Hilton Worldwide Holdings, Inc.	17,900	383,060
Marriott International, Inc. Class A	62,800	4,210,112
Planet Fitness, Inc. (a)(d)	5,387	84,199
Royal Caribbean Cruises Ltd.	900	91,089
Starbucks Corp.	358,320	21,509,950
Vail Resorts, Inc.	1,600	204,784
Whitbread PLC	35,261	2,287,718
		41,302,984
Household Durables - 0.3%
D.R. Horton, Inc.	17,200	550,916
Lennar Corp. Class A	17,400	851,034
Mohawk Industries, Inc. (a)	4,700	890,133
		2,292,083
Internet & Catalog Retail - 11.4%
Amazon.com, Inc. (a)	81,893	55,350,660
Expedia, Inc.	1,400	174,020
Netflix, Inc. (a)	186,227	21,300,644
Priceline Group, Inc. (a)	12,700	16,191,865
TripAdvisor, Inc. (a)	54,234	4,623,449
Wayfair LLC Class A (a)(d)	21,000	1,000,020
		98,640,658
Leisure Products - 0.0%
Hasbro, Inc.	5,400	363,744
Media - 2.7%
Altice NV Class A (a)	12,835	184,817
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications, Inc. Class A (a)(d)	7,900	$ 1,446,490
Interpublic Group of Companies, Inc.	4,100	95,448
Legend Pictures LLC (a)(f)(g)	755	1,383,085
Liberty Broadband Corp.:
Class A (a)	10,225	528,121
Class C (a)	19,951	1,034,659
Liberty Global PLC:
Class A (a)	80,748	3,420,485
Class C (a)	65,548	2,672,392
LiLAC Class A (a)	5,077	210,035
LiLAC Class C (a)	3,602	154,886
Liberty Media Corp.:
Class A (a)	4,600	180,550
Class C (a)	84,204	3,206,488
Lions Gate Entertainment Corp.	24,800	803,272
Naspers Ltd. Class N	5,200	710,759
RELX PLC	5,100	89,995
Rightmove PLC	6,939	421,966
Sirius XM Holdings, Inc. (a)	90,500	368,335
Starz Series A (a)	7,600	254,600
The Walt Disney Co.	59,800	6,283,784
		23,450,167
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	12,800	988,416
Dollarama, Inc.	9,200	531,508
Next PLC	13,900	1,493,822
Ollie's Bargain Outlet Holdings, Inc. (a)	300	5,103
		3,018,849
Specialty Retail - 2.4%
AutoNation, Inc. (a)	4,000	238,640
AutoZone, Inc. (a)	3,900	2,893,449
Foot Locker, Inc.	6,300	410,067
Home Depot, Inc.	36,000	4,761,000
L Brands, Inc.	4,600	440,772
O'Reilly Automotive, Inc. (a)	19,734	5,000,990
Signet Jewelers Ltd.	3,100	383,439
TJX Companies, Inc.	72,913	5,170,261
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	6,500	1,202,500
		20,501,118
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 3.1%
Coach, Inc.	2,900	$ 94,917
NIKE, Inc. Class B	295,690	18,480,625
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	99,900	8,052,939
		26,628,481
TOTAL CONSUMER DISCRETIONARY		228,352,297
CONSUMER STAPLES - 6.6%
Beverages - 1.0%
Boston Beer Co., Inc. Class A (a)	15,631	3,156,055
Coca-Cola Bottling Co. Consolidated	12,000	2,190,120
Constellation Brands, Inc. Class A (sub. vtg.)	6,200	883,128
Kweichow Moutai Co. Ltd.	2,700	90,430
Monster Beverage Corp.	8,100	1,206,576
The Coca-Cola Co.	25,300	1,086,888
		8,613,197
Food & Staples Retailing - 1.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	11,800	519,432
Costco Wholesale Corp.	41,358	6,679,317
CVS Health Corp.	33,924	3,316,749
Kroger Co.	10,600	443,398
		10,958,896
Food Products - 1.2%
Amplify Snack Brands, Inc.	10,185	117,331
Associated British Foods PLC	114,432	5,637,809
Blue Buffalo Pet Products, Inc. (a)(d)	3,700	69,227
General Mills, Inc.	100	5,766
Mondelez International, Inc.	70,335	3,153,821
Pinnacle Foods, Inc.	21,000	891,660
Post Holdings, Inc. (a)	2,600	160,420
Premium Brands Holdings Corp.	26,000	717,598
The Kraft Heinz Co.	1,000	72,760
		10,826,392
Household Products - 1.4%
Colgate-Palmolive Co.	175,557	11,695,607
Procter & Gamble Co.	4,000	317,640
Spectrum Brands Holdings, Inc.	600	61,080
		12,074,327
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.7%
Estee Lauder Companies, Inc. Class A	160,444	$ 14,128,699
L'Oreal SA	1,322	223,117
		14,351,816
TOTAL CONSUMER STAPLES		56,824,628
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
Schlumberger Ltd.	26,950	1,879,763
Oil, Gas & Consumable Fuels - 1.0%
Birchcliff Energy Ltd. (a)	24,800	72,409
Canadian Natural Resources Ltd.	22,200	484,848
Cimarex Energy Co.	600	53,628
Concho Resources, Inc. (a)	500	46,430
Diamondback Energy, Inc.	4,700	314,430
EOG Resources, Inc.	55,416	3,922,899
Marathon Petroleum Corp.	11,700	606,528
Phillips 66 Co.	10,000	818,000
TAG Oil Ltd. (a)	158,192	60,592
Tesoro Corp.	8,000	842,960
Valero Energy Corp.	24,400	1,725,324
		8,948,048
TOTAL ENERGY		10,827,811
FINANCIALS - 9.7%
Banks - 4.4%
Banco Santander Chile sponsored ADR	24,100	425,124
Bank of America Corp.	167,900	2,825,757
Citigroup, Inc.	162,473	8,407,978
HDFC Bank Ltd. sponsored ADR	54,987	3,387,199
JPMorgan Chase & Co.	83,900	5,539,917
Virgin Money Holdings Uk PLC	22,453	126,013
Wells Fargo & Co.	315,204	17,134,489
		37,846,477
Capital Markets - 0.8%
BlackRock, Inc. Class A	14,047	4,783,284
Diamond Hill Investment Group, Inc.	400	75,600
Goldman Sachs Group, Inc.	1,100	198,253
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	13,958	$ 444,004
Oaktree Capital Group LLC Class A	26,108	1,245,874
		6,747,015
Consumer Finance - 0.3%
Credit Acceptance Corp. (a)(d)	1,600	342,432
LendingClub Corp. (d)	45,510	502,886
Synchrony Financial (a)	47,828	1,454,449
		2,299,767
Diversified Financial Services - 3.0%
Berkshire Hathaway, Inc. Class A (a)	111	21,955,800
IntercontinentalExchange, Inc.	3,700	948,162
McGraw Hill Financial, Inc.	35,753	3,524,531
MSCI, Inc. Class A	1,300	93,769
		26,522,262
Insurance - 0.8%
ACE Ltd.	15,900	1,857,915
AIA Group Ltd.	188,400	1,125,706
Direct Line Insurance Group PLC	85,800	515,432
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,600	759,598
James River Group Holdings Ltd.	5,200	174,408
Marsh & McLennan Companies, Inc.	22,722	1,259,935
The Chubb Corp.	11,738	1,556,928
		7,249,922
Real Estate Investment Trusts - 0.4%
American Tower Corp.	11,300	1,095,535
Equity Residential (SBI)	16,100	1,313,599
Merlin Properties Socimi SA	47,900	600,979
Public Storage	1,800	445,860
		3,455,973
Real Estate Management & Development - 0.0%
Brookfield Asset Management, Inc. Class A	2,500	78,865
WeWork Companies, Inc. Class A (g)	4,986	250,236
		329,101
TOTAL FINANCIALS		84,450,517
HEALTH CARE - 12.0%
Biotechnology - 3.9%
Aduro Biotech, Inc.	3,700	104,118
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Agios Pharmaceuticals, Inc. (a)	8,800	$ 571,296
Alexion Pharmaceuticals, Inc. (a)	2,400	457,800
Alnylam Pharmaceuticals, Inc. (a)	1,400	131,796
Amgen, Inc.	5,111	829,669
Anacor Pharmaceuticals, Inc. (a)	2,400	271,128
Baxalta, Inc.	2,300	89,769
Biotie Therapies Corp. sponsored ADR	12,200	172,630
bluebird bio, Inc. (a)	2,500	160,550
Blueprint Medicines Corp.	3,200	84,288
Celgene Corp. (a)	31,800	3,808,368
Cellectis SA sponsored ADR	2,200	68,266
Chiasma, Inc. (a)	1,600	31,312
Cidara Therapeutics, Inc. (d)	2,700	46,332
Enanta Pharmaceuticals, Inc. (a)	10,374	342,549
Genmab A/S (a)	1,400	186,150
Gilead Sciences, Inc.	182,840	18,501,580
Incyte Corp. (a)	5,400	585,630
Intrexon Corp. (a)(d)	24,300	732,645
Mirati Therapeutics, Inc. (a)	1,500	47,400
Myriad Genetics, Inc. (a)(d)	16,103	695,005
NantKwest, Inc. (a)(d)	7,000	121,310
Neurocrine Biosciences, Inc. (a)	22,074	1,248,726
OvaScience, Inc. (a)	144,180	1,408,639
ProNai Therapeutics, Inc. (a)	2,100	31,584
Regeneron Pharmaceuticals, Inc. (a)	5,300	2,877,211
Sage Therapeutics, Inc. (a)	1,100	64,130
TESARO, Inc. (a)	1,900	99,408
Ultragenyx Pharmaceutical, Inc. (a)	1,000	112,180
uniQure B.V. (a)	7,700	127,358
Vertex Pharmaceuticals, Inc. (a)	900	113,247
		34,122,074
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co.	11,274	1,737,211
Boston Scientific Corp. (a)	202,700	3,737,788
C.R. Bard, Inc.	5,700	1,079,808
DENTSPLY International, Inc.	16,900	1,028,365
DexCom, Inc. (a)	25,772	2,110,727
Edwards Lifesciences Corp. (a)	13,688	1,081,078
ICU Medical, Inc. (a)	4,500	507,510
Intuitive Surgical, Inc. (a)	400	218,464
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic PLC	55,366	$ 4,258,753
Penumbra, Inc. (a)	3,300	177,573
Sirona Dental Systems, Inc. (a)	800	87,656
		16,024,933
Health Care Providers & Services - 2.4%
Aetna, Inc.	14,814	1,601,690
AmerisourceBergen Corp.	14,925	1,547,872
Cigna Corp.	11,900	1,741,327
Henry Schein, Inc. (a)	59,393	9,395,379
Ramsay Health Care Ltd.	2,019	99,279
Teladoc, Inc. (d)	12,227	219,597
UnitedHealth Group, Inc.	51,334	6,038,932
VCA, Inc. (a)	1,700	93,500
		20,737,576
Health Care Technology - 0.3%
Cerner Corp. (a)	45,070	2,711,862
Medidata Solutions, Inc. (a)	2,100	103,509
		2,815,371
Life Sciences Tools & Services - 1.6%
Eurofins Scientific SA	1,100	384,748
Illumina, Inc. (a)	32,686	6,273,914
Mettler-Toledo International, Inc. (a)	8,055	2,731,692
Thermo Fisher Scientific, Inc.	21,181	3,004,525
Waters Corp. (a)	12,000	1,614,960
		14,009,839
Pharmaceuticals - 1.9%
Astellas Pharma, Inc.	56,100	798,626
Bristol-Myers Squibb Co.	87,968	6,051,319
Eli Lilly & Co.	31,700	2,671,042
Intra-Cellular Therapies, Inc. (a)	3,400	182,886
Jiangsu Hengrui Medicine Co. Ltd.	11,300	85,207
Novo Nordisk A/S Series B	5,200	301,071
Pozen, Inc. (a)(d)	33,173	226,572
Sino Biopharmaceutical Ltd.	54,000	48,822
Teva Pharmaceutical Industries Ltd. sponsored ADR	93,300	6,124,212
		16,489,757
TOTAL HEALTH CARE		104,199,550
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 4.8%
Aerospace & Defense - 0.5%
General Dynamics Corp.	4,200	$ 576,912
Space Exploration Technologies Corp. Class A (a)(g)	1,487	132,343
The Boeing Co.	20,900	3,021,931
TransDigm Group, Inc. (a)	4,100	936,645
		4,667,831
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	2,800	173,656
FedEx Corp.	14,500	2,160,355
		2,334,011
Airlines - 1.0%
Alaska Air Group, Inc.	4,500	362,295
Ryanair Holdings PLC sponsored ADR	37,700	3,259,542
Southwest Airlines Co.	108,600	4,676,316
		8,298,153
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	23,600	494,012
Fortune Brands Home & Security, Inc.	15,317	850,094
Toto Ltd.	16,000	562,112
		1,906,218
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	6,306	264,537
Electrical Equipment - 0.2%
Acuity Brands, Inc.	8,200	1,917,160
Nidec Corp.	2,200	159,535
		2,076,695
Industrial Conglomerates - 1.6%
3M Co.	30,523	4,597,985
Danaher Corp.	66,420	6,169,090
General Electric Co.	100,034	3,116,059
		13,883,134
Machinery - 0.2%
Deere & Co.	1,100	83,897
Fanuc Corp.	300	51,687
Illinois Tool Works, Inc.	8,993	833,471
PACCAR, Inc.	1,900	90,060
Rational AG	400	181,565
		1,240,680
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.4%
Equifax, Inc.	19,300	$ 2,149,441
Robert Half International, Inc.	9,400	443,116
Verisk Analytics, Inc. (a)	6,500	499,720
		3,092,277
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	12,700	1,622,079
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	37,550	1,257,174
HD Supply Holdings, Inc. (a)	25,900	777,777
		2,034,951
TOTAL INDUSTRIALS		41,420,566
INFORMATION TECHNOLOGY - 34.0%
Communications Equipment - 0.2%
Juniper Networks, Inc.	20,900	576,840
Motorola Solutions, Inc.	10,300	705,035
Palo Alto Networks, Inc. (a)	500	88,070
Qualcomm Technologies, Inc.	2,549	127,412
		1,497,357
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	193,100	10,085,613
CDW Corp.	15,600	655,824
Fitbit, Inc. (d)	9,300	275,187
IPG Photonics Corp. (a)	20,500	1,827,780
Keyence Corp.	500	274,803
		13,119,207
Internet Software & Services - 14.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	14,500	1,178,415
Alphabet, Inc.:
Class A (a)	41,139	32,006,553
Class C	34,700	26,333,136
eBay, Inc. (a)	57,200	1,571,856
Facebook, Inc. Class A (a)	583,206	61,038,332
JUST EAT Ltd. (a)	8,281	60,270
LinkedIn Corp. Class A (a)	5,722	1,287,908
LogMeIn, Inc. (a)	7,513	504,122
NetEase, Inc. sponsored ADR	500	90,620
Stamps.com, Inc. (a)	6,200	679,582
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
SurveyMonkey (g)	62,998	$ 967,019
Tencent Holdings Ltd.	30,000	587,400
Twitter, Inc. (a)	3,700	85,618
VeriSign, Inc. (a)	1,100	96,096
Yahoo!, Inc. (a)	40,605	1,350,522
		127,837,449
IT Services - 5.5%
Alliance Data Systems Corp. (a)	1,330	367,838
ASAC II LP (a)(g)	224,957	5,984,127
Cognizant Technology Solutions Corp. Class A (a)	42,000	2,520,840
Fiserv, Inc. (a)	9,900	905,454
FleetCor Technologies, Inc. (a)	9,300	1,329,249
Gartner, Inc. Class A (a)	5,400	489,780
Global Payments, Inc.	14,000	903,140
Infosys Ltd. sponsored ADR	3,400	56,950
MasterCard, Inc. Class A	181,590	17,679,602
PayPal Holdings, Inc. (a)	96,762	3,502,784
Total System Services, Inc.	10,800	537,840
Vantiv, Inc. (a)	1,900	90,098
Visa, Inc. Class A	171,440	13,295,172
		47,662,874
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	21,300	1,178,316
ARM Holdings PLC	36,700	559,382
Avago Technologies Ltd.	46,700	6,778,505
Broadcom Corp. Class A	27,600	1,595,832
Inphi Corp. (a)	14,045	379,496
Maxim Integrated Products, Inc.	2,100	79,800
NXP Semiconductors NV (a)	17,323	1,459,463
Skyworks Solutions, Inc.	10,571	812,170
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	48,800	1,110,200
		13,953,164
Software - 8.0%
Activision Blizzard, Inc.	6,300	243,873
Adobe Systems, Inc. (a)	68,173	6,404,172
Atlassian Corp. PLC	2,500	75,200
Check Point Software Technologies Ltd. (a)	7,200	585,936
Electronic Arts, Inc. (a)	129,900	8,926,728
Fleetmatics Group PLC (a)	7,600	386,004
HubSpot, Inc. (a)	900	50,679
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc.	12,700	$ 1,225,550
Manhattan Associates, Inc. (a)	1,300	86,021
Microsoft Corp.	94,200	5,226,216
Mobileye NV (a)	20,912	884,159
Qlik Technologies, Inc. (a)	3,746	118,598
RealPage, Inc. (a)	3,900	87,555
Red Hat, Inc. (a)	13,170	1,090,608
Salesforce.com, Inc. (a)	353,126	27,685,078
ServiceNow, Inc. (a)	63,411	5,488,856
Tyler Technologies, Inc. (a)	2,100	366,072
Ultimate Software Group, Inc. (a)	40,551	7,928,126
Workday, Inc. Class A (a)	33,400	2,661,312
		69,520,743
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	199,241	20,972,108
Pure Storage, Inc.:
Class A (a)(d)	9,900	154,143
Class B	11,508	161,262
Xaar PLC	24,188	149,763
		21,437,276
TOTAL INFORMATION TECHNOLOGY		295,028,070
MATERIALS - 2.0%
Chemicals - 1.5%
Agrium, Inc.	100	8,938
Ecolab, Inc.	21,793	2,492,683
LyondellBasell Industries NV Class A	3,600	312,840
Olin Corp.	4,000	69,040
PPG Industries, Inc.	45,762	4,522,201
Sherwin-Williams Co.	20,600	5,347,760
The Dow Chemical Co.	2,000	102,960
		12,856,422
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	8,700	1,188,246
Containers & Packaging - 0.2%
Ball Corp.	5,400	392,742
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - continued
Sealed Air Corp.	13,304	$ 593,358
WestRock Co.	20,486	934,571
		1,920,671
Metals & Mining - 0.1%
B2Gold Corp. (a)	160,600	162,492
Barrick Gold Corp.	6,900	51,063
Franco-Nevada Corp.	2,800	128,091
Ivanhoe Mines Ltd. (a)	84,800	37,384
Newcrest Mining Ltd. (a)	48,207	456,145
Novagold Resources, Inc. (a)	45,838	192,469
Primero Mining Corp. (a)	60,700	136,868
		1,164,512
TOTAL MATERIALS		17,129,851
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	11,200	438,144
TOTAL COMMON STOCKS (Cost $595,425,770)		838,671,434
Convertible Preferred Stocks - 2.4%

CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(g)	4,308	401,051
Series E (g)	2,148	199,967
		601,018
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(g)	174,063	703,215
TOTAL CONSUMER DISCRETIONARY		1,304,233
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (g)	30,015	431,316
Convertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.4%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (g)	331,477	$ 1,011,005
Real Estate Management & Development - 0.3%
WeWork Companies, Inc. Series E (g)	44,875	2,252,178
TOTAL FINANCIALS		3,263,183
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series E (g)	5,172	55,999
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (g)	4,394	391,066
INFORMATION TECHNOLOGY - 1.7%
Internet Software & Services - 0.9%
Dropbox, Inc. Series C (a)(g)	53,923	724,186
Pinterest, Inc.:
Series E, 8.00% (a)(g)	318,795	2,409,453
Series F, 8.00% (a)(g)	331,500	2,505,477
Series G, 8.00% (g)	51,970	392,789
Uber Technologies, Inc. Series D, 8.00% (a)(g)	36,744	1,792,087
		7,823,992
IT Services - 0.0%
Nutanix, Inc. Series E (a)(g)	24,249	362,038
Software - 0.8%
Cloudera, Inc. Series F (a)(g)	9,618	315,759
Cloudflare, Inc. Series D (a)(g)	34,105	240,246
Delphix Corp. Series D (g)	27,980	158,367
Magic Leap, Inc. (g)	2,268	52,239
Magic Leap, Inc. Series B, 8.00% (a)(g)	231,802	5,339,095
Twilio, Inc. Series E (g)	22,702	334,400
		6,440,106
TOTAL INFORMATION TECHNOLOGY		14,626,136
Convertible Preferred Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (g)	20,342	$ 114,932
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,589,153)		20,186,865
Bank Loan Obligations - 0.0%
	Principal Amount
INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc.:
Tranche B, term loan 4.75% 7/1/22 (e)	$ 194,513	190,865

TOTAL BANK LOAN OBLIGATIONS (Cost $193,540)		190,865
Money Market Funds - 2.9%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	7,747,414	7,747,414
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	17,252,510	17,252,510
TOTAL MONEY MARKET FUNDS (Cost $24,999,924)		24,999,924
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $633,208,387)		884,049,088
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(16,978,227)
NET ASSETS - 100%		$ 867,070,861
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,903,675 or 3.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$ 55,999
Airbnb, Inc. Series D	4/16/14	$ 175,392
Airbnb, Inc. Series E	6/29/15	$ 199,967
Altiostar Networks, Inc. Series D	1/7/15	$ 250,003
ASAC II LP	10/10/13	$ 2,249,570
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 804,171
Blue Apron, Inc. Series D	5/18/15	$ 400,007
Cloudera, Inc. Series F	2/5/14	$ 140,038
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 212,499
Delphix Corp. Series D	7/10/15	$ 251,820
Dropbox, Inc. Series C	1/30/14	$ 1,029,994
Legend Pictures LLC	10/15/14 - 6/10/15	$ 1,602,681
Magic Leap, Inc.	12/23/15	$ 52,239
Magic Leap, Inc. Series B, 8.00%	10/17/14	$ 2,679,631
Nutanix, Inc. Series E	8/26/14	$ 324,852
Security	Acquisition Date	Acquisition Cost
Oportun Finance Corp. Series H	2/6/15	$ 943,814
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 926,463
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 1,126,117
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 373,097
Space Exploration Technologies Corp. Class A	10/16/15	$ 132,343
Space Exploration Technologies Corp. Series G	1/20/15	$ 340,359
SurveyMonkey	12/15/14	$ 1,036,317
Twilio, Inc. Series E	4/24/15	$ 256,760
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 570,012
WeWork Companies, Inc. Class A	6/23/15	$ 163,987
WeWork Companies, Inc. Series E	6/23/15	$ 1,475,919
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 32,739
Fidelity Securities Lending Cash Central Fund	114,144
Total	$ 146,883
Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 229,656,530	$ 226,064,830	$ 904,382	$ 2,687,318
Consumer Staples	57,255,944	56,734,198	90,430	431,316
Energy	10,827,811	10,827,811	-	-
Financials	87,713,700	83,074,575	1,125,706	3,513,419
Health Care	104,255,549	102,680,395	1,519,155	55,999
Industrials	41,811,632	39,839,312	1,448,911	523,409
Information Technology	309,654,206	286,494,077	1,582,847	21,577,282
Materials	17,129,851	16,673,706	456,145	-
Telecommunication Services	553,076	438,144	-	114,932
Bank Loan Obligations	190,865	-	190,865	-
Money Market Funds	24,999,924	24,999,924	-	-
Total Investments in Securities:	$ 884,049,088	$ 847,826,972	$ 7,318,441	$ 28,903,675
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Equities - Information Technology
Beginning Balance	$ 12,244,002
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	8,451,617
Cost of Purchases	961,431
Proceeds of Sales	(79,768)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 21,577,282
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 8,558,969
Other Investments in Securities
Beginning Balance	$ 2,289,109
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	774,189
Cost of Purchases	4,263,095
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 7,326,393
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 774,189

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $16,855,057) - See accompanying schedule: Unaffiliated issuers (cost $608,208,463)	$ 859,049,164
Fidelity Central Funds (cost $24,999,924)	24,999,924
Total Investments (cost $633,208,387)		$ 884,049,088
Cash		5,018
Foreign currency held at value (cost $2,721)		2,721
Receivable for investments sold		11,322,695
Receivable for fund shares sold		8,456
Dividends receivable		399,290
Interest receivable		31
Distributions receivable from Fidelity Central Funds		28,593
Prepaid expenses		1,730
Other receivables		1,614
Total assets		895,819,236

Liabilities
Payable for investments purchased	$ 1,546,947
Payable for fund shares redeemed	9,201,373
Accrued management fee	529,899
Other affiliated payables	156,140
Other payables and accrued expenses	61,506
Collateral on securities loaned, at value	17,252,510
Total liabilities		28,748,375

Net Assets		$ 867,070,861
Net Assets consist of:
Paid in capital		$ 606,482,114
Accumulated net investment loss		(8,685)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,758,244
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		250,839,188
Net Assets, for 57,824,553 shares outstanding		$ 867,070,861
Net Asset Value, offering price and redemption price per share ($867,070,861 ÷ 57,824,553 shares)		$ 14.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2015

Investment Income
Dividends		$ 7,634,594
Interest		26,462
Income from Fidelity Central Funds		146,883
Total income		7,807,939

Expenses
Management fee
Basic fee	$ 4,781,746
Performance adjustment	1,371,038
Transfer agent fees	1,534,583
Accounting and security lending fees	299,943
Custodian fees and expenses	104,082
Independent trustees' compensation	3,717
Audit	70,889
Legal	2,154
Interest	374
Miscellaneous	6,581
Total expenses before reductions	8,175,107
Expense reductions	(31,586)	8,143,521
Net investment income (loss)		(335,582)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,284,330
Foreign currency transactions	(8,645)
Total net realized gain (loss)		71,275,685
Change in net unrealized appreciation (depreciation) on: Investment securities	(821,767)
Assets and liabilities in foreign currencies	(194)
Total change in net unrealized appreciation (depreciation)		(821,961)
Net gain (loss)		70,453,724
Net increase (decrease) in net assets resulting from operations		$ 70,118,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (335,582)	$ (549,730)
Net realized gain (loss)	71,275,685	25,042,444
Change in net unrealized appreciation (depreciation)	(821,961)	58,940,005
Net increase (decrease) in net assets resulting from operations	70,118,142	83,432,719
Distributions to shareholders from net realized gain	(63,012,532)	(23,957,426)
Share transactions
Proceeds from sales of shares	172,198,636	120,892,848
Reinvestment of distributions	63,012,532	23,957,426
Cost of shares redeemed	(245,579,743)	(142,839,168)
Net increase (decrease) in net assets resulting from share transactions	(10,368,575)	2,011,106
Total increase (decrease) in net assets	(3,262,965)	61,486,399

Net Assets
Beginning of period	870,333,826	808,847,427
End of period (including accumulated net investment loss of $8,685 and accumulated net investment loss of $7,711, respectively)	$ 867,070,861	$ 870,333,826
Other Information
Shares
Sold	11,178,148	8,384,345
Issued in reinvestment of distributions	4,242,356	1,579,199
Redeemed	(15,521,715)	(9,862,931)
Net increase (decrease)	(101,211)	100,613

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Series Opportunistic Insights Fund

Years ended December 31,	2015	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 13.99	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)	(.01)	- I
Net realized and unrealized gain (loss)	1.14	1.46	4.14	.05
Total from investment operations	1.13	1.45	4.13	.05
Distributions from net investment income	-	-	-	- I
Distributions from net realized gain	(1.16)	(.42)	(.19)	-
Total distributions	(1.16)	(.42)	(.19)	- I
Net asset value, end of period	$ 14.99	$ 15.02	$ 13.99	$ 10.05
Total ReturnB, C	7.62%	10.34%	41.23%	.54%
Ratios to Average Net AssetsE, H
Expenses before reductions	.94%	.88%	.82%	1.18%A
Expenses net of fee waivers, if any	.94%	.88%	.82%	1.18%A
Expenses net of all reductions	.93%	.87%	.80%	1.17%A
Net investment income (loss)	(.04)%	(.07)%	(.07)%	.04%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 867,071	$ 870,334	$ 808,847	$ 481,477
Portfolio turnover rateF	47%	47%	52%	68%J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.005 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Advisor Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$ 28,903,675	Discount cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Last transaction price	Transaction price	$7.04 - $93.09 / $36.64	Increase
		Market comparable	EV/EBITDA multiple	27.0	Increase
			EV/Sales multiple	1.5 - 8.5 / 5.4	Increase
			Discount rate	3.0% - 25.0% / 15.2%	Decrease

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
			P/E multiple	12.1 - 14.2 / 13.3	Increase
			Discount for lack of marketability	10.0% - 25.0% / 15.2%	Decrease
			Premium rate	10.0% - 30.0% / 24.6%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$50.19 - $1831.90 / $684.41	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 261,675,604
Gross unrealized depreciation	(12,114,752)
Net unrealized appreciation (depreciation) on securities	$ 249,560,852
Tax Cost	$ 634,488,236

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 11,038,093
Net unrealized appreciation (depreciation) on securities and other investments	$ 249,559,308

The Fund intends to elect to defer to its next fiscal year $8,654 of currency losses recognized during the period November 1, 2015, to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ -	$ 464,637
Long-term Capital Gains	63,012,532	23,492,789
Total	$ 63,012,532	$ 23,957,426

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate

Annual Report

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments - continued

the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $395,555,446 and $463,695,328, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,903 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,137,000.37%		$ 374

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,242 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $916,286. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $114,144, including $8,856 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,070 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $18.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $20,498.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

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Notes to Financial Statements - continued

9. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function.  James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015- present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971) Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-
present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Series Opportunistic Insights Fund	2/16/16	2/12/16	$0.192

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $71,379,858, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff , including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Series Opportunistic Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Series Opportunistic Insights Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AO1TI-ANN-0216
1.950951.103
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Contrafund®

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	6.46%	12.68%	8.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager William Danoff: For the year, the fund's share classes handily outpaced the benchmark S&P 500® index. Contrafund beat the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite economic headwinds overseas and a strong U.S. dollar. Our top relative contributor was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. We also were helped by Amazon.com, one of the best-performing stocks in the entire market, as investors came to appreciate its cloud-computing business, Amazon Web Services. Internet search firm Alphabet (formerly Google) also helped, with shares performing well the past year and the company demonstrating it could maintain robust revenue as more people access the Internet on their smartphones. All three contributors mentioned were among our largest holdings. Conversely, our biggest relative detractor was our sizable commitment to Berkshire Hathaway. Berkshire was the fund's third-largest position at year-end, so its 12% decline produced the largest hit to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Contrafund	.76%
Actual		$ 1,000.00	$ 1,013.10	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Class K	.67%
Actual		$ 1,000.00	$ 1,013.60	$ 3.40
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	4.9	3.9
Berkshire Hathaway, Inc. Class A	4.2	4.4
Wells Fargo & Co.	3.4	3.6
Alphabet, Inc. Class A	3.3	2.1
Apple, Inc.	3.3	4.0
Amazon.com, Inc.	3.0	1.6
Alphabet, Inc. Class C	3.0	2.0
Visa, Inc. Class A	2.3	1.9
Starbucks Corp.	2.0	1.8
NIKE, Inc. Class B	2.0	1.7
	31.4
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	27.9
Consumer Discretionary	20.3	19.0
Financials	15.5	16.2
Health Care	13.6	18.1
Consumer Staples	6.2	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2015*		As of June 30, 2015**
	Stocks 94.8%		Stocks 97.6%
	Bonds 0.0%		Bonds 0.0%
	Convertible Securities 1.4%		Convertible Securities 1.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 3.8%		Short-Term Investments and Net Other Assets (Liabilities) 1.1%
* Foreign investments	8.7%	** Foreign investments	9.7%

Percentage shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.2%
Automobiles - 1.3%
Fuji Heavy Industries Ltd.	593,800	$ 24,462
General Motors Co.	5,339,633	181,601
Mahindra & Mahindra Ltd. (a)	4,327,351	83,006
Maruti Suzuki India Ltd. (a)	1,787,822	124,412
Tesla Motors, Inc. (a)(e)	4,225,854	1,014,247
		1,427,728
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	1,117,903	74,676
ServiceMaster Global Holdings, Inc. (a)	328,900	12,906
		87,582
Hotels, Restaurants & Leisure - 3.9%
ARAMARK Holdings Corp.	3,327,233	107,303
Boyd Gaming Corp. (a)	357,452	7,103
Chipotle Mexican Grill, Inc. (a)(f)	1,947,253	934,389
Domino's Pizza, Inc.	1,732,884	192,783
Dunkin' Brands Group, Inc.	669,190	28,501
Hilton Worldwide Holdings, Inc.	2,335,254	49,974
Marriott International, Inc. Class A (e)	5,608,504	375,994
Paddy Power PLC (Ireland)	100,500	13,445
Planet Fitness, Inc. (a)(e)	567,249	8,866
Royal Caribbean Cruises Ltd.	108,500	10,981
Starbucks Corp.	36,850,698	2,212,147
Vail Resorts, Inc.	140,968	18,042
Whitbread PLC	4,943,622	320,740
		4,280,268
Household Durables - 0.3%
D.R. Horton, Inc.	2,127,323	68,138
Lennar Corp. Class A	2,166,696	105,973
Mohawk Industries, Inc. (a)	618,557	117,149
		291,260
Internet & Catalog Retail - 5.2%
Amazon.com, Inc. (a)	4,901,515	3,312,885
Expedia, Inc.	174,600	21,703
Netflix, Inc. (a)	8,598,738	983,524
Priceline Group, Inc. (a)	769,492	981,064
TripAdvisor, Inc. (a)	3,546,403	302,331
Wayfair LLC Class A (a)(e)	2,206,785	105,087
		5,706,594
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Products - 0.0%
Hasbro, Inc.	654,050	$ 44,057
Media - 3.2%
Altice NV Class A (a)	1,601,483	23,060
Charter Communications, Inc. Class A (a)(e)	954,891	174,841
Interpublic Group of Companies, Inc.	516,100	12,015
Legend Pictures LLC (a)(i)(j)	98,977	181,316
Liberty Broadband Corp.:
Class A (a)	464,931	24,014
Class C (a)	1,076,849	55,845
Liberty Global PLC:
Class A (a)	5,580,221	236,378
Class C (a)	3,733,164	152,201
LiLAC Class A (a)	399,275	16,518
LiLAC Class C (a)	227,113	9,766
Liberty Media Corp.:
Class A (a)	547,400	21,485
Class C (a)	4,868,735	185,401
Lions Gate Entertainment Corp. (e)	3,256,971	105,493
Naspers Ltd. Class N	684,500	93,560
RELX PLC	602,900	10,639
Rightmove PLC	810,253	49,272
Sirius XM Holdings, Inc. (a)(e)	10,499,600	42,733
Starz Series A (a)	788,913	26,429
The Walt Disney Co.	19,755,777	2,075,937
Vivendi SA	456,400	9,802
Weinstein Co. Holdings LLC Class A-1 unit (a)(i)(j)	41,234	12,329
		3,519,034
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,630,500	125,907
Dollarama, Inc.	1,178,044	68,059
Ollie's Bargain Outlet Holdings, Inc. (a)(e)	2,397	41
		194,007
Specialty Retail - 3.3%
AutoNation, Inc. (a)	532,353	31,760
AutoZone, Inc. (a)	511,213	379,274
Foot Locker, Inc.	833,432	54,248
Home Depot, Inc.	4,659,833	616,263
L Brands, Inc.	564,395	54,080
O'Reilly Automotive, Inc. (a)	2,593,798	657,320
Signet Jewelers Ltd.	398,165	49,249
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	22,964,834	$ 1,628,436
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	833,837	154,260
		3,624,890
Textiles, Apparel & Luxury Goods - 2.7%
Coach, Inc.	358,900	11,747
NIKE, Inc. Class B	34,367,818	2,147,989
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	9,325,572	751,734
		2,911,470
TOTAL CONSUMER DISCRETIONARY		22,086,890
CONSUMER STAPLES - 6.1%
Beverages - 0.6%
Boston Beer Co., Inc. Class A (a)	543,090	109,655
Constellation Brands, Inc. Class A (sub. vtg.)	791,067	112,680
Kweichow Moutai Co. Ltd.	337,800	11,314
Monster Beverage Corp.	1,049,961	156,402
The Coca-Cola Co.	7,324,328	314,653
		704,704
Food & Staples Retailing - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,420,054	62,510
Costco Wholesale Corp.	4,717,170	761,823
CVS Health Corp.	9,013,723	881,272
Kroger Co.	1,279,200	53,509
		1,759,114
Food Products - 1.0%
Amplify Snack Brands, Inc.	1,257,583	14,487
Associated British Foods PLC	12,823,603	631,790
Blue Buffalo Pet Products, Inc. (a)(e)	478,878	8,960
General Mills, Inc.	17,278	996
Mondelez International, Inc.	6,035,741	270,643
Pinnacle Foods, Inc.	2,709,964	115,065
Post Holdings, Inc. (a)	329,328	20,320
The Hain Celestial Group, Inc. (a)	34,252	1,383
The Kraft Heinz Co.	136,937	9,964
		1,073,608
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.6%
Colgate-Palmolive Co.	25,852,563	$ 1,722,298
Spectrum Brands Holdings, Inc.	71,207	7,249
		1,729,547
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	15,256,141	1,343,456
L'Oreal SA	251,058	42,372
		1,385,828
TOTAL CONSUMER STAPLES		6,652,801
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Schlumberger Ltd.	2,255,266	157,305
Oil, Gas & Consumable Fuels - 1.1%
Americas Petrogas, Inc. (a)(g)	3,560,563	540
Birchcliff Energy Ltd. (a)	5,488,584	16,025
Birchcliff Energy Ltd. (a)(g)	686,127	2,003
Canadian Natural Resources Ltd.	2,741,100	59,866
Cimarex Energy Co.	71,600	6,400
Concho Resources, Inc. (a)	58,200	5,404
Concho Resources, Inc. (a)	164,920	15,314
Diamondback Energy, Inc.	587,800	39,324
EOG Resources, Inc.	5,495,710	389,041
Marathon Petroleum Corp.	1,697,104	87,978
Noble Energy, Inc.	5,296,544	174,415
Phillips 66 Co.	1,222,041	99,963
Tesoro Corp.	993,137	104,647
Valero Energy Corp.	3,160,143	223,454
		1,224,374
TOTAL ENERGY		1,381,679
FINANCIALS - 15.2%
Banks - 7.6%
Bank of America Corp.	33,724,679	567,586
Bank of Ireland (a)	1,298,634,441	479,839
Citigroup, Inc.	19,918,876	1,030,802
HDFC Bank Ltd. sponsored ADR	7,463,603	459,758
JPMorgan Chase & Co.	15,448,365	1,020,056
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Kotak Mahindra Bank Ltd.	5,810,622	$ 63,418
Metro Bank PLC Class A (a)(f)(j)	4,680,628	81,353
U.S. Bancorp	20,787,943	887,022
Virgin Money Holdings Uk PLC	3,219,983	18,071
Wells Fargo & Co.	67,451,538	3,666,666
		8,274,571
Capital Markets - 0.7%
BlackRock, Inc. Class A	1,228,729	418,407
Charles Schwab Corp.	2,075,520	68,347
Diamond Hill Investment Group, Inc.	3,682	696
Goldman Sachs Group, Inc.	221,330	39,890
Morgan Stanley	2,775,192	88,279
Oaktree Capital Group LLC Class A	2,399,772	114,517
		730,136
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(e)	104,725	22,413
LendingClub Corp. (e)	5,108,398	56,448
Synchrony Financial (a)	5,854,794	178,044
		256,905
Diversified Financial Services - 4.7%
Berkshire Hathaway, Inc. Class A (a)	23,312	4,611,114
IntercontinentalExchange, Inc.	385,798	98,865
McGraw Hill Financial, Inc.	4,592,294	452,708
MSCI, Inc. Class A	160,000	11,541
		5,174,228
Insurance - 1.6%
ACE Ltd.	3,783,942	442,154
AIA Group Ltd.	79,192,000	473,179
Direct Line Insurance Group PLC	10,407,673	62,523
Fairfax Financial Holdings Ltd. (sub. vtg.)	194,732	92,449
James River Group Holdings Ltd.	561,400	18,829
Marsh & McLennan Companies, Inc.	2,084,163	115,567
The Chubb Corp.	3,915,095	519,298
The Travelers Companies, Inc.	112,063	12,647
		1,736,646
Real Estate Investment Trusts - 0.4%
American Tower Corp.	1,637,752	158,780
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Equity Residential (SBI)	2,018,455	$ 164,686
Public Storage	228,700	56,649
		380,115
Real Estate Management & Development - 0.0%
Brookfield Asset Management, Inc. Class A	324,050	10,222
WeWork Companies, Inc. Class A (j)	644,857	32,364
		42,586
TOTAL FINANCIALS		16,595,187
HEALTH CARE - 13.5%
Biotechnology - 4.5%
Aduro Biotech, Inc.	464,785	13,079
Agios Pharmaceuticals, Inc. (a)	1,299,087	84,337
Alexion Pharmaceuticals, Inc. (a)	309,600	59,056
Alnylam Pharmaceuticals, Inc. (a)	170,963	16,094
Amgen, Inc.	656,352	106,546
Anacor Pharmaceuticals, Inc. (a)	334,039	37,736
Baxalta, Inc.	305,000	11,904
Biogen, Inc. (a)	4,793,873	1,468,603
bluebird bio, Inc. (a)	303,347	19,481
Blueprint Medicines Corp.	168,182	4,430
Celgene Corp. (a)	4,691,965	561,910
Cellectis SA sponsored ADR	254,902	7,910
Chiasma, Inc. (a)	212,801	4,165
Cidara Therapeutics, Inc.	335,045	5,749
Genmab A/S (a)	220,300	29,292
Gilead Sciences, Inc.	16,565,088	1,676,221
Incyte Corp. (a)	798,500	86,597
Intrexon Corp. (a)(e)	3,108,514	93,722
Mirati Therapeutics, Inc. (a)	171,600	5,423
Myriad Genetics, Inc. (a)(e)	1,126,023	48,599
NantKwest, Inc. (a)(e)	475,181	8,235
Neurocrine Biosciences, Inc. (a)	2,563,181	144,999
OvaScience, Inc. (a)	536,624	5,243
ProNai Therapeutics, Inc. (a)	265,477	3,993
Regeneron Pharmaceuticals, Inc. (a)	674,125	365,962
Sage Therapeutics, Inc. (a)	132,795	7,742
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
TESARO, Inc. (a)	167,172	$ 8,746
Ultragenyx Pharmaceutical, Inc. (a)	123,713	13,878
		4,899,652
Health Care Equipment & Supplies - 2.0%
Becton, Dickinson & Co.	1,337,746	206,133
Boston Scientific Corp. (a)	29,192,258	538,305
C.R. Bard, Inc.	556,157	105,358
DENTSPLY International, Inc.	2,168,997	131,983
DexCom, Inc. (a)	2,690,514	220,353
Edwards Lifesciences Corp. (a)	1,552,700	122,632
ICU Medical, Inc. (a)	437,644	49,357
Intuitive Surgical, Inc. (a)	43,900	23,976
Medtronic PLC	7,763,147	597,141
Penumbra, Inc. (a)	239,588	12,892
Sirona Dental Systems, Inc. (a)	105,100	11,516
Stryker Corp.	1,473,352	136,933
		2,156,579
Health Care Providers & Services - 2.9%
Aetna, Inc.	2,100,756	227,134
AmerisourceBergen Corp.	2,836,694	294,194
Anthem, Inc.	251,136	35,018
Cigna Corp.	1,628,148	238,247
Henry Schein, Inc. (a)	3,306,930	523,123
Ramsay Health Care Ltd.	56,746	2,790
Teladoc, Inc. (e)	1,167,002	20,959
UnitedHealth Group, Inc.	15,840,824	1,863,515
VCA, Inc. (a)	214,700	11,809
		3,216,789
Health Care Technology - 0.3%
Cerner Corp. (a)	4,488,514	270,074
Medidata Solutions, Inc. (a)	269,600	13,289
		283,363
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	40,651	14,219
Illumina, Inc. (a)	489,729	94,001
Mettler-Toledo International, Inc. (a)(f)	1,637,815	555,432
Thermo Fisher Scientific, Inc.	2,570,813	364,670
Waters Corp. (a)	1,400,304	188,453
		1,216,775
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 2.7%
Astellas Pharma, Inc.	6,252,200	$ 89,005
Bayer AG	506,159	63,214
Bristol-Myers Squibb Co.	11,712,331	805,691
Eli Lilly & Co.	3,945,200	332,423
Intra-Cellular Therapies, Inc. (a)	401,300	21,586
Jiangsu Hengrui Medicine Co. Ltd.	1,380,500	10,410
Johnson & Johnson	5,962,944	612,514
Novo Nordisk A/S Series B	3,618,638	209,513
Sino Biopharmaceutical Ltd.	7,195,000	6,505
Teva Pharmaceutical Industries Ltd. sponsored ADR	12,379,666	812,601
		2,963,462
TOTAL HEALTH CARE		14,736,620
INDUSTRIALS - 5.6%
Aerospace & Defense - 0.6%
General Dynamics Corp.	632,849	86,928
Space Exploration Technologies Corp. Class A (a)(j)	200,313	17,828
The Boeing Co.	3,351,145	484,542
TransDigm Group, Inc. (a)	488,566	111,613
		700,911
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	412,764	25,600
FedEx Corp.	2,234,086	332,856
		358,456
Airlines - 1.1%
Alaska Air Group, Inc.	563,100	45,335
InterGlobe Aviation Ltd. (a)	60,170	1,116
Ryanair Holdings PLC sponsored ADR	5,985,032	517,466
Southwest Airlines Co.	14,194,891	611,232
		1,175,149
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	3,004,937	62,901
Fortune Brands Home & Security, Inc.	1,931,654	107,207
Toto Ltd.	2,127,600	74,747
		244,855
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	1,165,712	140,585
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	504,574	$ 21,167
Electrical Equipment - 0.2%
Acuity Brands, Inc.	894,909	209,230
Nidec Corp.	305,200	22,132
		231,362
Industrial Conglomerates - 1.8%
3M Co.	5,112,287	770,115
Danaher Corp.	8,388,651	779,138
General Electric Co.	12,291,442	382,878
		1,932,131
Machinery - 0.1%
Illinois Tool Works, Inc.	417,445	38,689
PACCAR, Inc.	243,400	11,537
Rational AG	27,578	12,518
		62,744
Professional Services - 0.4%
Equifax, Inc.	2,342,538	260,888
Robert Half International, Inc.	1,509,973	71,180
Verisk Analytics, Inc. (a)	781,900	60,112
		392,180
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	2,640,540	337,257
Union Pacific Corp.	2,289,687	179,054
		516,311
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
Class A (f)(g)	1,531,164	51,263
Class A (f)	5,592,779	187,246
HD Supply Holdings, Inc. (a)	3,263,946	98,016
		336,525
TOTAL INDUSTRIALS		6,112,376
INFORMATION TECHNOLOGY - 30.8%
Communications Equipment - 0.3%
Juniper Networks, Inc.	2,506,263	69,173
Motorola Solutions, Inc.	1,261,675	86,362
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Palo Alto Networks, Inc. (a)	63,900	$ 11,255
Qualcomm Technologies, Inc.	2,968,449	148,378
		315,168
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A (f)	26,705,269	1,394,816
CDW Corp.	2,027,254	85,226
Fitbit, Inc.	1,168,000	34,561
IPG Photonics Corp. (a)	2,229,954	198,823
Keyence Corp.	58,600	32,207
		1,745,633
Internet Software & Services - 12.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,773,996	144,173
Alphabet, Inc.:
Class A (a)	4,640,017	3,609,980
Class C	4,325,125	3,282,251
Dropbox, Inc. (a)(j)	5,464,028	73,382
eBay, Inc. (a)	7,781,683	213,841
Facebook, Inc. Class A (a)	51,442,184	5,383,942
JUST EAT Ltd. (a)	1,097,255	7,986
LinkedIn Corp. Class A (a)	304,850	68,616
LogMeIn, Inc. (a)	975,695	65,469
NetEase, Inc. sponsored ADR	63,700	11,545
Stamps.com, Inc. (a)	632,574	69,336
Tencent Holdings Ltd.	5,563,000	108,923
Twitter, Inc. (a)	423,658	9,803
VeriSign, Inc. (a)	137,000	11,968
Yahoo!, Inc. (a)	183,305	6,097
		13,067,312
IT Services - 6.3%
Alliance Data Systems Corp. (a)	137,651	38,070
ASAC II LP (a)(j)	39,494,500	1,050,601
Cognizant Technology Solutions Corp. Class A (a)	5,477,391	328,753
Fiserv, Inc. (a)	3,953,354	361,574
FleetCor Technologies, Inc. (a)	1,009,538	144,293
Gartner, Inc. Class A (a)	831,634	75,429
Global Payments, Inc.	687,344	44,341
Infosys Ltd. sponsored ADR (e)	1,101,400	18,448
MasterCard, Inc. Class A	18,043,832	1,756,747
PayPal Holdings, Inc. (a)	12,674,787	458,827
Total System Services, Inc.	1,357,947	67,626
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Vantiv, Inc. (a)	219,200	$ 10,394
Visa, Inc. Class A	32,032,997	2,484,159
		6,839,262
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	2,505,754	138,618
ARM Holdings PLC	4,572,638	69,696
Avago Technologies Ltd.	5,385,310	781,678
Broadcom Corp. Class A	4,326,304	250,147
Inphi Corp. (a)	1,207,776	32,634
Maxim Integrated Products, Inc.	288,600	10,967
NXP Semiconductors NV (a)	2,896,102	243,997
Skyworks Solutions, Inc.	1,303,087	100,116
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,148,881	71,637
		1,699,490
Software - 5.8%
Activision Blizzard, Inc.	5,558,344	215,163
Adobe Systems, Inc. (a)	8,219,116	772,104
Atlassian Corp. PLC	306,600	9,223
Check Point Software Technologies Ltd. (a)	749,746	61,014
Electronic Arts, Inc. (a)	6,045,851	415,471
Fleetmatics Group PLC (a)	676,314	34,350
HubSpot, Inc. (a)	103,352	5,820
Intuit, Inc.	1,307,928	126,215
Manhattan Associates, Inc. (a)	152,100	10,064
Microsoft Corp.	26,206,018	1,453,910
Mobileye NV (a)(e)	4,168,062	176,226
RealPage, Inc. (a)	467,863	10,504
Red Hat, Inc. (a)	1,489,349	123,333
Salesforce.com, Inc. (a)	25,050,276	1,963,942
ServiceNow, Inc. (a)	3,599,809	311,599
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	124,282	0
warrants 10/3/18 (a)(j)	181,908	0
Tyler Technologies, Inc. (a)	208,500	36,346
Ultimate Software Group, Inc. (a)(f)	1,492,828	291,863
Workday, Inc. Class A (a)	4,809,120	383,191
		6,400,338
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	33,795,134	3,557,276
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Pure Storage, Inc.:
Class A (a)(e)	1,190,900	$ 18,542
Class B	2,007,356	28,129
		3,603,947
TOTAL INFORMATION TECHNOLOGY		33,671,150
MATERIALS - 2.1%
Chemicals - 1.5%
Agrium, Inc. (e)	31,767	2,839
Ecolab, Inc.	1,622,769	185,612
LyondellBasell Industries NV Class A	575,000	49,968
Monsanto Co.	14,294	1,408
PPG Industries, Inc.	7,604,789	751,505
Sherwin-Williams Co.	2,276,564	590,996
The Dow Chemical Co.	247,700	12,752
		1,595,080
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,182,257	161,473
Containers & Packaging - 0.2%
Ball Corp.	750,344	54,573
Sealed Air Corp.	1,768,790	78,888
WestRock Co.	2,978,287	135,869
		269,330
Metals & Mining - 0.2%
B2Gold Corp. (a)(f)	57,005,926	57,677
Franco-Nevada Corp.	2,532,113	115,836
Ivanhoe Mines Ltd. (a)	9,772,308	4,308
Ivanhoe Mines Ltd. (a)(g)	15,938,709	7,027
Newcrest Mining Ltd. (a)	5,959,798	56,393
Novagold Resources, Inc. (a)	4,575,711	19,213
		260,454
TOTAL MATERIALS		2,286,337
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	1,169,897	$ 45,766
TOTAL COMMON STOCKS (Cost $58,647,458)		103,568,806
Convertible Preferred Stocks - 1.4%

CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(j)	578,817	53,885
Series E (j)	388,853	36,200
Handy Technologies, Inc. Series C (j)	3,537,042	20,727
		110,812
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(j)	1,228,555	1,216
TOTAL CONSUMER DISCRETIONARY		112,028
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (j)	4,329,591	62,216
FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc. Series E (j)	5,803,713	291,276
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series E (j)	664,987	7,200
Intarcia Therapeutics, Inc. Series CC (a)(j)	2,100,446	65,366
		72,566
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (j)	558,215	49,681
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Dropbox, Inc.:
Series A (a)(j)	1,260,898	16,934
Series C (a)(j)	698,385	9,379
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Pinterest, Inc.:
Series E, 8.00% (a)(j)	54,841,080	$ 414,489
Series F, 8.00% (a)(j)	3,455,720	26,118
Series G, 8.00% (j)	4,301,275	32,509
Uber Technologies, Inc. Series D, 8.00% (a)(j)	4,868,916	237,468
		736,897
IT Services - 0.0%
Nutanix, Inc. Series E (a)(j)	3,060,752	45,697
Software - 0.1%
Cloudera, Inc. Series F (a)(j)	1,316,883	43,233
Cloudflare, Inc. Series D (a)(j)	4,303,714	30,317
Delphix Corp. Series D (j)	3,712,687	21,014
Trion World Network, Inc.:
Series C, 8.00% (a)(j)	3,950,196	2,647
Series C-1, 8.00% (a)(j)	310,705	208
Series D, 8.00% (a)(j)	333,435	223
Twilio, Inc. Series E (j)	2,935,814	43,245
		140,887
TOTAL INFORMATION TECHNOLOGY		923,481
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (j)	2,538,649	14,343
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $946,449)		1,525,591
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/19 pay-in-kind (j)		$ 1,509	1,509
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	13,616	$ 15,376
TOTAL CORPORATE BONDS (Cost $19,331)			16,885
Bank Loan Obligations - 0.0%

INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (h) (Cost $24,694)		$ 24,818	24,352
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	4,479,929,044	4,479,929
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	1,034,503,293	1,034,503
TOTAL MONEY MARKET FUNDS (Cost $5,514,432)		5,514,432
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $65,152,364)		110,650,066
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(1,366,483)
NET ASSETS - 100%		$ 109,283,583
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,833,000 or 0.1% of net assets.

(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,976,273,000 or 2.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 7,200
Airbnb, Inc. Series D	4/16/14	$ 23,565
Airbnb, Inc. Series E	6/29/15	$ 36,200
Altiostar Networks, Inc. Series D	1/7/15	$ 31,200
ASAC II LP	10/10/13	$ 394,945
Blue Apron, Inc. Series D	5/18/15	$ 57,700
Cloudera, Inc. Series F	2/5/14	$ 19,174
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 26,827
Delphix Corp. Series D	7/10/15	$ 33,414
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Dropbox, Inc. Series C	1/30/14	$ 13,340
Handy Technologies, Inc. Series C	10/14/15	$ 20,727
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 28,629
Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10 - 6/10/15	$ 157,012
Metro Bank PLC Class A	12/8/09 - 12/6/13	$ 80,047
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 26,058
Nutanix, Inc. Series E	8/26/14	$ 41,003
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 11,739
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 30,879
Space Exploration Technologies Corp. Class A	10/16/15	$ 17,828
Space Exploration Technologies Corp. Series G	1/20/15	$ 43,239
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 1,754
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. 15% 10/10/19 pay-in-kind	10/10/13 - 10/10/15	$ 1,507
Twilio, Inc. Series E	4/24/15	$ 33,204
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 75,532
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$ 41,234
WeWork Companies, Inc. Class A	6/23/15	$ 21,209
WeWork Companies, Inc. Series E	6/23/15	$ 190,882
Values shown as $0 may reflect amounts less than $500.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,173
Fidelity Securities Lending Cash Central Fund	7,882
Total	$ 12,055
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds *	Dividend Income	Value, end of period
Air Lease Corp. Class A	$ 53,907	$ -	$ 1,348	$ 264	$ 51,263
Air Lease Corp. Class A	208,782	2,274	18,651	987	187,246
Amphenol Corp. Class A	1,363,053	130,281	51,591	14,140	1,394,816
B2Gold Corp.	93,908	17,510	21,148	-	57,677
Chipotle Mexican Grill, Inc.	1,312,660	100,801	72,107	-	934,389
Constant Contact, Inc.	79,053	-	59,305	-	-
Ivanhoe Mines Ltd.	20,530	5,951	13,152	-	-
Ivanhoe Mines Ltd.	14,107	-	64	-	-
Ivanhoe Mines Ltd. Class A warrants 12/10/15	1,364	-	-	-	-
Metro Bank PLC Class A	96,224	-	-	-	81,353
Mettler-Toledo International, Inc.	663,758	2,196	175,666	-	555,432
Noble Energy, Inc.	1,084,789	6,764	734,081	9,509	-
Ultimate Software Group, Inc.	93,984	156,942	6,232	-	291,863
Total	$ 5,086,119	$ 422,719	$ 1,153,345	$ 24,900	$ 3,554,039

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments - continued

Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,198,918	$ 21,558,003	$ 335,242	$ 305,673
Consumer Staples	6,715,017	6,641,487	11,314	62,216
Energy	1,381,679	1,381,679	-	-
Financials	16,886,463	15,944,873	536,597	404,993
Health Care	14,809,186	14,325,891	410,729	72,566
Industrials	6,162,057	5,921,134	173,414	67,509
Information Technology	34,594,631	32,308,212	238,955	2,047,464
Materials	2,286,337	2,229,944	56,393	-
Telecommunication Services	60,109	45,766	-	14,343
Corporate Bonds	16,885	-	15,376	1,509
Bank Loan Obligations	24,352	-	24,352	-
Money Market Funds	5,514,432	5,514,432	-	-
Total Investments in Securities:	$ 110,650,066	$ 105,871,421	$ 1,802,372	$ 2,976,273
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 1,181,751
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	778,571
Cost of Purchases	101,056
Proceeds of Sales	(13,914)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,047,464
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 797,297
Other Investments in Securities
Beginning Balance	$ 360,655
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	102,122
Cost of Purchases	466,032
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 928,809
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 102,122

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,014,319) - See accompanying schedule: Unaffiliated issuers (cost $57,746,948)	$ 101,581,595
Fidelity Central Funds (cost $5,514,432)	5,514,432
Other affiliated issuers (cost $1,890,984)	3,554,039
Total Investments (cost $65,152,364)		$ 110,650,066
Cash		617
Foreign currency held at value (cost $420)		420
Receivable for investments sold		168,564
Receivable for fund shares sold		161,063
Dividends receivable		61,371
Interest receivable		995
Distributions receivable from Fidelity Central Funds		2,512
Prepaid expenses		227
Other receivables		3,595
Total assets		111,049,430

Liabilities
Payable for investments purchased	$ 192,277
Payable for fund shares redeemed	466,747
Accrued management fee	57,427
Other affiliated payables	11,142
Other payables and accrued expenses	3,751
Collateral on securities loaned, at value	1,034,503
Total liabilities		1,765,847

Net Assets		$ 109,283,583
Net Assets consist of:
Paid in capital		$ 63,345,285
Undistributed net investment income		11,053
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		429,731
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		45,497,514
Net Assets		$ 109,283,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2015

Contrafund:
Net Asset Value, offering price and redemption price per share ($77,724,064 ÷ 785,745 shares)	$ 98.92

Class K:
Net Asset Value, offering price and redemption price per share ($31,559,519 ÷ 319,291 shares)	$ 98.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2015

Investment Income
Dividends (including $24,900 earned from other affiliated issuers)		$ 1,126,418
Interest		4,544
Income from Fidelity Central Funds		12,055
Total income		1,143,017

Expenses
Management fee
Basic fee	$ 606,676
Performance adjustment	7,487
Transfer agent fees	128,092
Accounting and security lending fees	3,679
Custodian fees and expenses	1,748
Independent trustees' compensation	475
Appreciation in deferred trustee compensation account	2
Registration fees	661
Audit	306
Legal	275
Miscellaneous	743
Total expenses before reductions	750,144
Expense reductions	(3,419)	746,725
Net investment income (loss)		396,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,438,330
Other affiliated issuers	409,633
Foreign currency transactions	(1,965)
Total net realized gain (loss)		7,845,998
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,344,673)
Assets and liabilities in foreign currencies	(155)
Total change in net unrealized appreciation (depreciation)		(1,344,828)
Net gain (loss)		6,501,170
Net increase (decrease) in net assets resulting from operations		$ 6,897,462

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 396,292	$ 371,348
Net realized gain (loss)	7,845,998	11,553,943
Change in net unrealized appreciation (depreciation)	(1,344,828)	(1,979,915)
Net increase (decrease) in net assets resulting from operations	6,897,462	9,945,376
Distributions to shareholders from net investment income	(359,493)	(299,409)
Distributions to shareholders from net realized gain	(5,311,883)	(7,375,128)
Total distributions	(5,671,376)	(7,674,537)
Share transactions - net increase (decrease)	(1,478,787)	(3,679,049)
Total increase (decrease) in net assets	(252,701)	(1,408,210)

Net Assets
Beginning of period	109,536,284	110,944,494
End of period (including undistributed net investment income of $11,053 and accumulated net investment loss of $3,392, respectively)	$ 109,283,583	$ 109,536,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Contrafund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 97.97	$ 96.14	$ 77.57	$ 67.45	$ 67.73
Income from Investment Operations
Net investment income (loss) B	.33	.30	.33	.30	.04
Net realized and unrealized gain (loss)	5.89	8.67	25.70	10.66	(.13)
Total from investment operations	6.22	8.97	26.03	10.96	(.09)
Distributions from net investment income	(.31)	(.25)	(.13)	(.19) E	(.04)
Distributions from net realized gain	(4.96)	(6.89)	(7.33)	(.65) E	(.15)
Total distributions	(5.27)	(7.14)	(7.46)	(.84)	(.19)
Net asset value, end of period	$ 98.92	$ 97.97	$ 96.14	$ 77.57	$ 67.45
Total ReturnA	6.46%	9.56%	34.15%	16.26%	(.14)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.71%	.64%	.67%	.74%	.81%
Expenses net of fee waivers, if any	.71%	.64%	.67%	.74%	.81%
Expenses net of all reductions	.70%	.64%	.66%	.74%	.81%
Net investment income (loss)	.33%	.31%	.37%	.40%	.06%
Supplemental Data
Net assets, end of period (in millions)	$ 77,724	$ 75,057	$ 74,962	$ 58,769	$ 54,677
Portfolio turnover rateD	35%G	45%G	46%	48%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Contrafund Class K

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 97.90	$ 96.07	$ 77.51	$ 67.40	$ 67.70
Income from Investment Operations
Net investment income (loss) B	.43	.40	.42	.39	.12
Net realized and unrealized gain (loss)	5.88	8.68	25.70	10.65	(.14)
Total from investment operations	6.31	9.08	26.12	11.04	(.02)
Distributions from net investment income	(.41)	(.36)	(.23)	(.28) E	(.13)
Distributions from net realized gain	(4.96)	(6.89)	(7.33)	(.65) E	(.15)
Total distributions	(5.37)	(7.25)	(7.56)	(.93)	(.28)
Net asset value, end of period	$ 98.84	$ 97.90	$ 96.07	$ 77.51	$ 67.40
Total ReturnA	6.55%	9.68%	34.30%	16.40%	(.02)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.61%	.54%	.56%	.63%	.69%
Expenses net of fee waivers, if any	.61%	.54%	.56%	.63%	.69%
Expenses net of all reductions	.61%	.54%	.56%	.62%	.69%
Net investment income (loss)	.43%	.41%	.48%	.51%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 31,560	$ 34,479	$ 35,982	$ 25,644	$ 18,047
Portfolio turnover rateD	35%G	45%G	46%	48%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input *
Corporate Bonds	$ 1,509	Replacement cost	Recovery rate	1.0%	Increase
Equities	$ 2,974,764	Discounted cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Last transaction price	Transaction price	$0.99 - $93.09 / $55.87	Increase
			Adjusted transaction price	$31.12	Increase
		Market comparable	EV/EBITDA multiple	9.8	Increase
			EV/Sales multiple	1.2 - 8.5 / 5.2	Increase
			P/B multiple	2.0	Increase
			Discount rate	3.0% - 50.0% / 9.9%	Decrease
			Discount for lack of marketability	10.0% - 30.0% / 13.8%	Decrease
			Premium rate	10.0% - 30.0% / 25.0%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$50.19 - $1,831.90 / $689.95	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in

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3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 46,472,291
Gross unrealized depreciation	(1,231,544)
Net unrealized appreciation (depreciation) on securities	$ 45,240,747
Tax Cost	$ 65,409,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,452
Undistributed long-term capital gain	$ 686,686
Net unrealized appreciation (depreciation) on securities and other investments	$ 45,240,559

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 359,493	$ 299,409
Long-term Capital Gains	5,311,883	7,375,128
Total	$ 5,671,376	$ 7,674,537

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $37,463,621 and $43,605,671, respectively.

Redemptions In-Kind. During the period, 38,490 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments with a value of $3,871,187. The net realized gain of $2,307,282 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$ 112,362.15
Class K	15,730.05
	$ 128,092

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $559 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $158 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

7. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $28,817. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,882, including $325 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,310 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $446 and a portion of class-level operating expenses as follows:

Amount
Contrafund	$ 1,662

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Contrafund	$ 234,900	$ 183,648
Class K	124,593	115,761
Total	$ 359,493	$ 299,409
From net realized gain
Contrafund	$ 3,753,385	$ 5,087,176
Class K	1,558,498	2,287,952
Total	$ 5,311,883	$ 7,375,128

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Contrafund
Shares sold	88,333	78,564	$ 8,950,532	$ 7,686,692
Reinvestment of distributions	38,937	52,747	3,803,760	5,058,394
Shares redeemed	(107,615) A	(144,975) B	(10,887,026) A	(14,246,976) B
Net increase (decrease)	19,655	(13,664)	$ 1,867,266	$ (1,501,890)
Class K
Shares sold	62,375	75,358	$ 6,324,048	$ 7,395,464
Reinvestment of distributions	17,242	25,089	1,683,091	2,403,713
Shares redeemed	(112,522) A	(122,804) B	(11,353,192) A	(11,976,336) B
Net increase (decrease)	(32,905)	(22,357)	$ (3,346,053)	$ (2,177,159)

A Amount includes in-kind Redemptions (see Note:4 Redemptions In-Kind).

B Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment:2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Contrafund	2/8/16	2/5/16	$0.014	$0.623

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $5,436,240,979, or, if subsequently determined to be different, the net capital gain of such year.

Contrafund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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CON-UANN-0216
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Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Contrafund® -
Class K

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class KA	6.55%	12.80%	8.81%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2005. The chart shows how the value of your investment would have changed, and also shows how S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager William Danoff: For the year, the fund's share classes handily outpaced the benchmark S&P 500® index. Contrafund beat the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite economic headwinds overseas and a strong U.S. dollar. Our top relative contributor was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. We also were helped by Amazon.com, one of the best-performing stocks in the entire market, as investors came to appreciate its cloud-computing business, Amazon Web Services. Internet search firm Alphabet (formerly Google) also helped, with shares performing well the past year and the company demonstrating it could maintain robust revenue as more people access the Internet on their smartphones. All three contributors mentioned were among our largest holdings. Conversely, our biggest relative detractor was our sizable commitment to Berkshire Hathaway. Berkshire was the fund's third-largest position at year-end, so its 12% decline produced the largest hit to relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Contrafund	.76%
Actual		$ 1,000.00	$ 1,013.10	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Class K	.67%
Actual		$ 1,000.00	$ 1,013.60	$ 3.40
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	4.9	3.9
Berkshire Hathaway, Inc. Class A	4.2	4.4
Wells Fargo & Co.	3.4	3.6
Alphabet, Inc. Class A	3.3	2.1
Apple, Inc.	3.3	4.0
Amazon.com, Inc.	3.0	1.6
Alphabet, Inc. Class C	3.0	2.0
Visa, Inc. Class A	2.3	1.9
Starbucks Corp.	2.0	1.8
NIKE, Inc. Class B	2.0	1.7
	31.4
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	27.9
Consumer Discretionary	20.3	19.0
Financials	15.5	16.2
Health Care	13.6	18.1
Consumer Staples	6.2	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2015*		As of June 30, 2015**
	Stocks 94.8%		Stocks 97.6%
	Bonds 0.0%		Bonds 0.0%
	Convertible Securities 1.4%		Convertible Securities 1.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 3.8%		Short-Term Investments and Net Other Assets (Liabilities) 1.1%
* Foreign investments	8.7%	** Foreign investments	9.7%

Percentage shown as 0.0% may reflect amounts less than 0.05%.

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 20.2%
Automobiles - 1.3%
Fuji Heavy Industries Ltd.	593,800	$ 24,462
General Motors Co.	5,339,633	181,601
Mahindra & Mahindra Ltd. (a)	4,327,351	83,006
Maruti Suzuki India Ltd. (a)	1,787,822	124,412
Tesla Motors, Inc. (a)(e)	4,225,854	1,014,247
		1,427,728
Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. (a)	1,117,903	74,676
ServiceMaster Global Holdings, Inc. (a)	328,900	12,906
		87,582
Hotels, Restaurants & Leisure - 3.9%
ARAMARK Holdings Corp.	3,327,233	107,303
Boyd Gaming Corp. (a)	357,452	7,103
Chipotle Mexican Grill, Inc. (a)(f)	1,947,253	934,389
Domino's Pizza, Inc.	1,732,884	192,783
Dunkin' Brands Group, Inc.	669,190	28,501
Hilton Worldwide Holdings, Inc.	2,335,254	49,974
Marriott International, Inc. Class A (e)	5,608,504	375,994
Paddy Power PLC (Ireland)	100,500	13,445
Planet Fitness, Inc. (a)(e)	567,249	8,866
Royal Caribbean Cruises Ltd.	108,500	10,981
Starbucks Corp.	36,850,698	2,212,147
Vail Resorts, Inc.	140,968	18,042
Whitbread PLC	4,943,622	320,740
		4,280,268
Household Durables - 0.3%
D.R. Horton, Inc.	2,127,323	68,138
Lennar Corp. Class A	2,166,696	105,973
Mohawk Industries, Inc. (a)	618,557	117,149
		291,260
Internet & Catalog Retail - 5.2%
Amazon.com, Inc. (a)	4,901,515	3,312,885
Expedia, Inc.	174,600	21,703
Netflix, Inc. (a)	8,598,738	983,524
Priceline Group, Inc. (a)	769,492	981,064
TripAdvisor, Inc. (a)	3,546,403	302,331
Wayfair LLC Class A (a)(e)	2,206,785	105,087
		5,706,594
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Leisure Products - 0.0%
Hasbro, Inc.	654,050	$ 44,057
Media - 3.2%
Altice NV Class A (a)	1,601,483	23,060
Charter Communications, Inc. Class A (a)(e)	954,891	174,841
Interpublic Group of Companies, Inc.	516,100	12,015
Legend Pictures LLC (a)(i)(j)	98,977	181,316
Liberty Broadband Corp.:
Class A (a)	464,931	24,014
Class C (a)	1,076,849	55,845
Liberty Global PLC:
Class A (a)	5,580,221	236,378
Class C (a)	3,733,164	152,201
LiLAC Class A (a)	399,275	16,518
LiLAC Class C (a)	227,113	9,766
Liberty Media Corp.:
Class A (a)	547,400	21,485
Class C (a)	4,868,735	185,401
Lions Gate Entertainment Corp. (e)	3,256,971	105,493
Naspers Ltd. Class N	684,500	93,560
RELX PLC	602,900	10,639
Rightmove PLC	810,253	49,272
Sirius XM Holdings, Inc. (a)(e)	10,499,600	42,733
Starz Series A (a)	788,913	26,429
The Walt Disney Co.	19,755,777	2,075,937
Vivendi SA	456,400	9,802
Weinstein Co. Holdings LLC Class A-1 unit (a)(i)(j)	41,234	12,329
		3,519,034
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	1,630,500	125,907
Dollarama, Inc.	1,178,044	68,059
Ollie's Bargain Outlet Holdings, Inc. (a)(e)	2,397	41
		194,007
Specialty Retail - 3.3%
AutoNation, Inc. (a)	532,353	31,760
AutoZone, Inc. (a)	511,213	379,274
Foot Locker, Inc.	833,432	54,248
Home Depot, Inc.	4,659,833	616,263
L Brands, Inc.	564,395	54,080
O'Reilly Automotive, Inc. (a)	2,593,798	657,320
Signet Jewelers Ltd.	398,165	49,249
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	22,964,834	$ 1,628,436
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	833,837	154,260
		3,624,890
Textiles, Apparel & Luxury Goods - 2.7%
Coach, Inc.	358,900	11,747
NIKE, Inc. Class B	34,367,818	2,147,989
Under Armour, Inc. Class A (sub. vtg.) (a)(e)	9,325,572	751,734
		2,911,470
TOTAL CONSUMER DISCRETIONARY		22,086,890
CONSUMER STAPLES - 6.1%
Beverages - 0.6%
Boston Beer Co., Inc. Class A (a)	543,090	109,655
Constellation Brands, Inc. Class A (sub. vtg.)	791,067	112,680
Kweichow Moutai Co. Ltd.	337,800	11,314
Monster Beverage Corp.	1,049,961	156,402
The Coca-Cola Co.	7,324,328	314,653
		704,704
Food & Staples Retailing - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,420,054	62,510
Costco Wholesale Corp.	4,717,170	761,823
CVS Health Corp.	9,013,723	881,272
Kroger Co.	1,279,200	53,509
		1,759,114
Food Products - 1.0%
Amplify Snack Brands, Inc.	1,257,583	14,487
Associated British Foods PLC	12,823,603	631,790
Blue Buffalo Pet Products, Inc. (a)(e)	478,878	8,960
General Mills, Inc.	17,278	996
Mondelez International, Inc.	6,035,741	270,643
Pinnacle Foods, Inc.	2,709,964	115,065
Post Holdings, Inc. (a)	329,328	20,320
The Hain Celestial Group, Inc. (a)	34,252	1,383
The Kraft Heinz Co.	136,937	9,964
		1,073,608
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.6%
Colgate-Palmolive Co.	25,852,563	$ 1,722,298
Spectrum Brands Holdings, Inc.	71,207	7,249
		1,729,547
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	15,256,141	1,343,456
L'Oreal SA	251,058	42,372
		1,385,828
TOTAL CONSUMER STAPLES		6,652,801
ENERGY - 1.3%
Energy Equipment & Services - 0.2%
Schlumberger Ltd.	2,255,266	157,305
Oil, Gas & Consumable Fuels - 1.1%
Americas Petrogas, Inc. (a)(g)	3,560,563	540
Birchcliff Energy Ltd. (a)	5,488,584	16,025
Birchcliff Energy Ltd. (a)(g)	686,127	2,003
Canadian Natural Resources Ltd.	2,741,100	59,866
Cimarex Energy Co.	71,600	6,400
Concho Resources, Inc. (a)	58,200	5,404
Concho Resources, Inc. (a)	164,920	15,314
Diamondback Energy, Inc.	587,800	39,324
EOG Resources, Inc.	5,495,710	389,041
Marathon Petroleum Corp.	1,697,104	87,978
Noble Energy, Inc.	5,296,544	174,415
Phillips 66 Co.	1,222,041	99,963
Tesoro Corp.	993,137	104,647
Valero Energy Corp.	3,160,143	223,454
		1,224,374
TOTAL ENERGY		1,381,679
FINANCIALS - 15.2%
Banks - 7.6%
Bank of America Corp.	33,724,679	567,586
Bank of Ireland (a)	1,298,634,441	479,839
Citigroup, Inc.	19,918,876	1,030,802
HDFC Bank Ltd. sponsored ADR	7,463,603	459,758
JPMorgan Chase & Co.	15,448,365	1,020,056
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
Kotak Mahindra Bank Ltd.	5,810,622	$ 63,418
Metro Bank PLC Class A (a)(f)(j)	4,680,628	81,353
U.S. Bancorp	20,787,943	887,022
Virgin Money Holdings Uk PLC	3,219,983	18,071
Wells Fargo & Co.	67,451,538	3,666,666
		8,274,571
Capital Markets - 0.7%
BlackRock, Inc. Class A	1,228,729	418,407
Charles Schwab Corp.	2,075,520	68,347
Diamond Hill Investment Group, Inc.	3,682	696
Goldman Sachs Group, Inc.	221,330	39,890
Morgan Stanley	2,775,192	88,279
Oaktree Capital Group LLC Class A	2,399,772	114,517
		730,136
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(e)	104,725	22,413
LendingClub Corp. (e)	5,108,398	56,448
Synchrony Financial (a)	5,854,794	178,044
		256,905
Diversified Financial Services - 4.7%
Berkshire Hathaway, Inc. Class A (a)	23,312	4,611,114
IntercontinentalExchange, Inc.	385,798	98,865
McGraw Hill Financial, Inc.	4,592,294	452,708
MSCI, Inc. Class A	160,000	11,541
		5,174,228
Insurance - 1.6%
ACE Ltd.	3,783,942	442,154
AIA Group Ltd.	79,192,000	473,179
Direct Line Insurance Group PLC	10,407,673	62,523
Fairfax Financial Holdings Ltd. (sub. vtg.)	194,732	92,449
James River Group Holdings Ltd.	561,400	18,829
Marsh & McLennan Companies, Inc.	2,084,163	115,567
The Chubb Corp.	3,915,095	519,298
The Travelers Companies, Inc.	112,063	12,647
		1,736,646
Real Estate Investment Trusts - 0.4%
American Tower Corp.	1,637,752	158,780
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Equity Residential (SBI)	2,018,455	$ 164,686
Public Storage	228,700	56,649
		380,115
Real Estate Management & Development - 0.0%
Brookfield Asset Management, Inc. Class A	324,050	10,222
WeWork Companies, Inc. Class A (j)	644,857	32,364
		42,586
TOTAL FINANCIALS		16,595,187
HEALTH CARE - 13.5%
Biotechnology - 4.5%
Aduro Biotech, Inc.	464,785	13,079
Agios Pharmaceuticals, Inc. (a)	1,299,087	84,337
Alexion Pharmaceuticals, Inc. (a)	309,600	59,056
Alnylam Pharmaceuticals, Inc. (a)	170,963	16,094
Amgen, Inc.	656,352	106,546
Anacor Pharmaceuticals, Inc. (a)	334,039	37,736
Baxalta, Inc.	305,000	11,904
Biogen, Inc. (a)	4,793,873	1,468,603
bluebird bio, Inc. (a)	303,347	19,481
Blueprint Medicines Corp.	168,182	4,430
Celgene Corp. (a)	4,691,965	561,910
Cellectis SA sponsored ADR	254,902	7,910
Chiasma, Inc. (a)	212,801	4,165
Cidara Therapeutics, Inc.	335,045	5,749
Genmab A/S (a)	220,300	29,292
Gilead Sciences, Inc.	16,565,088	1,676,221
Incyte Corp. (a)	798,500	86,597
Intrexon Corp. (a)(e)	3,108,514	93,722
Mirati Therapeutics, Inc. (a)	171,600	5,423
Myriad Genetics, Inc. (a)(e)	1,126,023	48,599
NantKwest, Inc. (a)(e)	475,181	8,235
Neurocrine Biosciences, Inc. (a)	2,563,181	144,999
OvaScience, Inc. (a)	536,624	5,243
ProNai Therapeutics, Inc. (a)	265,477	3,993
Regeneron Pharmaceuticals, Inc. (a)	674,125	365,962
Sage Therapeutics, Inc. (a)	132,795	7,742
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
TESARO, Inc. (a)	167,172	$ 8,746
Ultragenyx Pharmaceutical, Inc. (a)	123,713	13,878
		4,899,652
Health Care Equipment & Supplies - 2.0%
Becton, Dickinson & Co.	1,337,746	206,133
Boston Scientific Corp. (a)	29,192,258	538,305
C.R. Bard, Inc.	556,157	105,358
DENTSPLY International, Inc.	2,168,997	131,983
DexCom, Inc. (a)	2,690,514	220,353
Edwards Lifesciences Corp. (a)	1,552,700	122,632
ICU Medical, Inc. (a)	437,644	49,357
Intuitive Surgical, Inc. (a)	43,900	23,976
Medtronic PLC	7,763,147	597,141
Penumbra, Inc. (a)	239,588	12,892
Sirona Dental Systems, Inc. (a)	105,100	11,516
Stryker Corp.	1,473,352	136,933
		2,156,579
Health Care Providers & Services - 2.9%
Aetna, Inc.	2,100,756	227,134
AmerisourceBergen Corp.	2,836,694	294,194
Anthem, Inc.	251,136	35,018
Cigna Corp.	1,628,148	238,247
Henry Schein, Inc. (a)	3,306,930	523,123
Ramsay Health Care Ltd.	56,746	2,790
Teladoc, Inc. (e)	1,167,002	20,959
UnitedHealth Group, Inc.	15,840,824	1,863,515
VCA, Inc. (a)	214,700	11,809
		3,216,789
Health Care Technology - 0.3%
Cerner Corp. (a)	4,488,514	270,074
Medidata Solutions, Inc. (a)	269,600	13,289
		283,363
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	40,651	14,219
Illumina, Inc. (a)	489,729	94,001
Mettler-Toledo International, Inc. (a)(f)	1,637,815	555,432
Thermo Fisher Scientific, Inc.	2,570,813	364,670
Waters Corp. (a)	1,400,304	188,453
		1,216,775
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 2.7%
Astellas Pharma, Inc.	6,252,200	$ 89,005
Bayer AG	506,159	63,214
Bristol-Myers Squibb Co.	11,712,331	805,691
Eli Lilly & Co.	3,945,200	332,423
Intra-Cellular Therapies, Inc. (a)	401,300	21,586
Jiangsu Hengrui Medicine Co. Ltd.	1,380,500	10,410
Johnson & Johnson	5,962,944	612,514
Novo Nordisk A/S Series B	3,618,638	209,513
Sino Biopharmaceutical Ltd.	7,195,000	6,505
Teva Pharmaceutical Industries Ltd. sponsored ADR	12,379,666	812,601
		2,963,462
TOTAL HEALTH CARE		14,736,620
INDUSTRIALS - 5.6%
Aerospace & Defense - 0.6%
General Dynamics Corp.	632,849	86,928
Space Exploration Technologies Corp. Class A (a)(j)	200,313	17,828
The Boeing Co.	3,351,145	484,542
TransDigm Group, Inc. (a)	488,566	111,613
		700,911
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	412,764	25,600
FedEx Corp.	2,234,086	332,856
		358,456
Airlines - 1.1%
Alaska Air Group, Inc.	563,100	45,335
InterGlobe Aviation Ltd. (a)	60,170	1,116
Ryanair Holdings PLC sponsored ADR	5,985,032	517,466
Southwest Airlines Co.	14,194,891	611,232
		1,175,149
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	3,004,937	62,901
Fortune Brands Home & Security, Inc.	1,931,654	107,207
Toto Ltd.	2,127,600	74,747
		244,855
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	1,165,712	140,585
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	504,574	$ 21,167
Electrical Equipment - 0.2%
Acuity Brands, Inc.	894,909	209,230
Nidec Corp.	305,200	22,132
		231,362
Industrial Conglomerates - 1.8%
3M Co.	5,112,287	770,115
Danaher Corp.	8,388,651	779,138
General Electric Co.	12,291,442	382,878
		1,932,131
Machinery - 0.1%
Illinois Tool Works, Inc.	417,445	38,689
PACCAR, Inc.	243,400	11,537
Rational AG	27,578	12,518
		62,744
Professional Services - 0.4%
Equifax, Inc.	2,342,538	260,888
Robert Half International, Inc.	1,509,973	71,180
Verisk Analytics, Inc. (a)	781,900	60,112
		392,180
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	2,640,540	337,257
Union Pacific Corp.	2,289,687	179,054
		516,311
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
Class A (f)(g)	1,531,164	51,263
Class A (f)	5,592,779	187,246
HD Supply Holdings, Inc. (a)	3,263,946	98,016
		336,525
TOTAL INDUSTRIALS		6,112,376
INFORMATION TECHNOLOGY - 30.8%
Communications Equipment - 0.3%
Juniper Networks, Inc.	2,506,263	69,173
Motorola Solutions, Inc.	1,261,675	86,362
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Palo Alto Networks, Inc. (a)	63,900	$ 11,255
Qualcomm Technologies, Inc.	2,968,449	148,378
		315,168
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A (f)	26,705,269	1,394,816
CDW Corp.	2,027,254	85,226
Fitbit, Inc.	1,168,000	34,561
IPG Photonics Corp. (a)	2,229,954	198,823
Keyence Corp.	58,600	32,207
		1,745,633
Internet Software & Services - 12.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,773,996	144,173
Alphabet, Inc.:
Class A (a)	4,640,017	3,609,980
Class C	4,325,125	3,282,251
Dropbox, Inc. (a)(j)	5,464,028	73,382
eBay, Inc. (a)	7,781,683	213,841
Facebook, Inc. Class A (a)	51,442,184	5,383,942
JUST EAT Ltd. (a)	1,097,255	7,986
LinkedIn Corp. Class A (a)	304,850	68,616
LogMeIn, Inc. (a)	975,695	65,469
NetEase, Inc. sponsored ADR	63,700	11,545
Stamps.com, Inc. (a)	632,574	69,336
Tencent Holdings Ltd.	5,563,000	108,923
Twitter, Inc. (a)	423,658	9,803
VeriSign, Inc. (a)	137,000	11,968
Yahoo!, Inc. (a)	183,305	6,097
		13,067,312
IT Services - 6.3%
Alliance Data Systems Corp. (a)	137,651	38,070
ASAC II LP (a)(j)	39,494,500	1,050,601
Cognizant Technology Solutions Corp. Class A (a)	5,477,391	328,753
Fiserv, Inc. (a)	3,953,354	361,574
FleetCor Technologies, Inc. (a)	1,009,538	144,293
Gartner, Inc. Class A (a)	831,634	75,429
Global Payments, Inc.	687,344	44,341
Infosys Ltd. sponsored ADR (e)	1,101,400	18,448
MasterCard, Inc. Class A	18,043,832	1,756,747
PayPal Holdings, Inc. (a)	12,674,787	458,827
Total System Services, Inc.	1,357,947	67,626
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Vantiv, Inc. (a)	219,200	$ 10,394
Visa, Inc. Class A	32,032,997	2,484,159
		6,839,262
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	2,505,754	138,618
ARM Holdings PLC	4,572,638	69,696
Avago Technologies Ltd.	5,385,310	781,678
Broadcom Corp. Class A	4,326,304	250,147
Inphi Corp. (a)	1,207,776	32,634
Maxim Integrated Products, Inc.	288,600	10,967
NXP Semiconductors NV (a)	2,896,102	243,997
Skyworks Solutions, Inc.	1,303,087	100,116
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,148,881	71,637
		1,699,490
Software - 5.8%
Activision Blizzard, Inc.	5,558,344	215,163
Adobe Systems, Inc. (a)	8,219,116	772,104
Atlassian Corp. PLC	306,600	9,223
Check Point Software Technologies Ltd. (a)	749,746	61,014
Electronic Arts, Inc. (a)	6,045,851	415,471
Fleetmatics Group PLC (a)	676,314	34,350
HubSpot, Inc. (a)	103,352	5,820
Intuit, Inc.	1,307,928	126,215
Manhattan Associates, Inc. (a)	152,100	10,064
Microsoft Corp.	26,206,018	1,453,910
Mobileye NV (a)(e)	4,168,062	176,226
RealPage, Inc. (a)	467,863	10,504
Red Hat, Inc. (a)	1,489,349	123,333
Salesforce.com, Inc. (a)	25,050,276	1,963,942
ServiceNow, Inc. (a)	3,599,809	311,599
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	124,282	0
warrants 10/3/18 (a)(j)	181,908	0
Tyler Technologies, Inc. (a)	208,500	36,346
Ultimate Software Group, Inc. (a)(f)	1,492,828	291,863
Workday, Inc. Class A (a)	4,809,120	383,191
		6,400,338
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	33,795,134	3,557,276
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - continued
Pure Storage, Inc.:
Class A (a)(e)	1,190,900	$ 18,542
Class B	2,007,356	28,129
		3,603,947
TOTAL INFORMATION TECHNOLOGY		33,671,150
MATERIALS - 2.1%
Chemicals - 1.5%
Agrium, Inc. (e)	31,767	2,839
Ecolab, Inc.	1,622,769	185,612
LyondellBasell Industries NV Class A	575,000	49,968
Monsanto Co.	14,294	1,408
PPG Industries, Inc.	7,604,789	751,505
Sherwin-Williams Co.	2,276,564	590,996
The Dow Chemical Co.	247,700	12,752
		1,595,080
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,182,257	161,473
Containers & Packaging - 0.2%
Ball Corp.	750,344	54,573
Sealed Air Corp.	1,768,790	78,888
WestRock Co.	2,978,287	135,869
		269,330
Metals & Mining - 0.2%
B2Gold Corp. (a)(f)	57,005,926	57,677
Franco-Nevada Corp.	2,532,113	115,836
Ivanhoe Mines Ltd. (a)	9,772,308	4,308
Ivanhoe Mines Ltd. (a)(g)	15,938,709	7,027
Newcrest Mining Ltd. (a)	5,959,798	56,393
Novagold Resources, Inc. (a)	4,575,711	19,213
		260,454
TOTAL MATERIALS		2,286,337
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	1,169,897	$ 45,766
TOTAL COMMON STOCKS (Cost $58,647,458)		103,568,806
Convertible Preferred Stocks - 1.4%

CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(j)	578,817	53,885
Series E (j)	388,853	36,200
Handy Technologies, Inc. Series C (j)	3,537,042	20,727
		110,812
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(j)	1,228,555	1,216
TOTAL CONSUMER DISCRETIONARY		112,028
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (j)	4,329,591	62,216
FINANCIALS - 0.3%
Real Estate Management & Development - 0.3%
WeWork Companies, Inc. Series E (j)	5,803,713	291,276
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series E (j)	664,987	7,200
Intarcia Therapeutics, Inc. Series CC (a)(j)	2,100,446	65,366
		72,566
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (j)	558,215	49,681
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Dropbox, Inc.:
Series A (a)(j)	1,260,898	16,934
Series C (a)(j)	698,385	9,379
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Pinterest, Inc.:
Series E, 8.00% (a)(j)	54,841,080	$ 414,489
Series F, 8.00% (a)(j)	3,455,720	26,118
Series G, 8.00% (j)	4,301,275	32,509
Uber Technologies, Inc. Series D, 8.00% (a)(j)	4,868,916	237,468
		736,897
IT Services - 0.0%
Nutanix, Inc. Series E (a)(j)	3,060,752	45,697
Software - 0.1%
Cloudera, Inc. Series F (a)(j)	1,316,883	43,233
Cloudflare, Inc. Series D (a)(j)	4,303,714	30,317
Delphix Corp. Series D (j)	3,712,687	21,014
Trion World Network, Inc.:
Series C, 8.00% (a)(j)	3,950,196	2,647
Series C-1, 8.00% (a)(j)	310,705	208
Series D, 8.00% (a)(j)	333,435	223
Twilio, Inc. Series E (j)	2,935,814	43,245
		140,887
TOTAL INFORMATION TECHNOLOGY		923,481
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (j)	2,538,649	14,343
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $946,449)		1,525,591
Corporate Bonds - 0.0%
		Principal Amount (000s) (d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/19 pay-in-kind (j)		$ 1,509	1,509
Corporate Bonds - continued
		Principal Amount (000s) (d)	Value (000s)
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	13,616	$ 15,376
TOTAL CORPORATE BONDS (Cost $19,331)			16,885
Bank Loan Obligations - 0.0%

INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (h) (Cost $24,694)		$ 24,818	24,352
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	4,479,929,044	4,479,929
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	1,034,503,293	1,034,503
TOTAL MONEY MARKET FUNDS (Cost $5,514,432)		5,514,432
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $65,152,364)		110,650,066
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(1,366,483)
NET ASSETS - 100%		$ 109,283,583
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,833,000 or 0.1% of net assets.

(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,976,273,000 or 2.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series E	6/18/15	$ 7,200
Airbnb, Inc. Series D	4/16/14	$ 23,565
Airbnb, Inc. Series E	6/29/15	$ 36,200
Altiostar Networks, Inc. Series D	1/7/15	$ 31,200
ASAC II LP	10/10/13	$ 394,945
Blue Apron, Inc. Series D	5/18/15	$ 57,700
Cloudera, Inc. Series F	2/5/14	$ 19,174
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 26,827
Delphix Corp. Series D	7/10/15	$ 33,414
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Dropbox, Inc. Series C	1/30/14	$ 13,340
Handy Technologies, Inc. Series C	10/14/15	$ 20,727
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 28,629
Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10 - 6/10/15	$ 157,012
Metro Bank PLC Class A	12/8/09 - 12/6/13	$ 80,047
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 26,058
Nutanix, Inc. Series E	8/26/14	$ 41,003
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 11,739
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 30,879
Space Exploration Technologies Corp. Class A	10/16/15	$ 17,828
Space Exploration Technologies Corp. Series G	1/20/15	$ 43,239
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 1,754
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. 15% 10/10/19 pay-in-kind	10/10/13 - 10/10/15	$ 1,507
Twilio, Inc. Series E	4/24/15	$ 33,204
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 75,532
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$ 41,234
WeWork Companies, Inc. Class A	6/23/15	$ 21,209
WeWork Companies, Inc. Series E	6/23/15	$ 190,882
Values shown as $0 may reflect amounts less than $500.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,173
Fidelity Securities Lending Cash Central Fund	7,882
Total	$ 12,055
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds *	Dividend Income	Value, end of period
Air Lease Corp. Class A	$ 53,907	$ -	$ 1,348	$ 264	$ 51,263
Air Lease Corp. Class A	208,782	2,274	18,651	987	187,246
Amphenol Corp. Class A	1,363,053	130,281	51,591	14,140	1,394,816
B2Gold Corp.	93,908	17,510	21,148	-	57,677
Chipotle Mexican Grill, Inc.	1,312,660	100,801	72,107	-	934,389
Constant Contact, Inc.	79,053	-	59,305	-	-
Ivanhoe Mines Ltd.	20,530	5,951	13,152	-	-
Ivanhoe Mines Ltd.	14,107	-	64	-	-
Ivanhoe Mines Ltd. Class A warrants 12/10/15	1,364	-	-	-	-
Metro Bank PLC Class A	96,224	-	-	-	81,353
Mettler-Toledo International, Inc.	663,758	2,196	175,666	-	555,432
Noble Energy, Inc.	1,084,789	6,764	734,081	9,509	-
Ultimate Software Group, Inc.	93,984	156,942	6,232	-	291,863
Total	$ 5,086,119	$ 422,719	$ 1,153,345	$ 24,900	$ 3,554,039

* Includes the value of securities delivered through in-kind transactions, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 22,198,918	$ 21,558,003	$ 335,242	$ 305,673
Consumer Staples	6,715,017	6,641,487	11,314	62,216
Energy	1,381,679	1,381,679	-	-
Financials	16,886,463	15,944,873	536,597	404,993
Health Care	14,809,186	14,325,891	410,729	72,566
Industrials	6,162,057	5,921,134	173,414	67,509
Information Technology	34,594,631	32,308,212	238,955	2,047,464
Materials	2,286,337	2,229,944	56,393	-
Telecommunication Services	60,109	45,766	-	14,343
Corporate Bonds	16,885	-	15,376	1,509
Bank Loan Obligations	24,352	-	24,352	-
Money Market Funds	5,514,432	5,514,432	-	-
Total Investments in Securities:	$ 110,650,066	$ 105,871,421	$ 1,802,372	$ 2,976,273
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 1,181,751
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	778,571
Cost of Purchases	101,056
Proceeds of Sales	(13,914)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,047,464
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 797,297
Other Investments in Securities
Beginning Balance	$ 360,655
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	102,122
Cost of Purchases	466,032
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 928,809
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 102,122

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $1,014,319) - See accompanying schedule: Unaffiliated issuers (cost $57,746,948)	$ 101,581,595
Fidelity Central Funds (cost $5,514,432)	5,514,432
Other affiliated issuers (cost $1,890,984)	3,554,039
Total Investments (cost $65,152,364)		$ 110,650,066
Cash		617
Foreign currency held at value (cost $420)		420
Receivable for investments sold		168,564
Receivable for fund shares sold		161,063
Dividends receivable		61,371
Interest receivable		995
Distributions receivable from Fidelity Central Funds		2,512
Prepaid expenses		227
Other receivables		3,595
Total assets		111,049,430

Liabilities
Payable for investments purchased	$ 192,277
Payable for fund shares redeemed	466,747
Accrued management fee	57,427
Other affiliated payables	11,142
Other payables and accrued expenses	3,751
Collateral on securities loaned, at value	1,034,503
Total liabilities		1,765,847

Net Assets		$ 109,283,583
Net Assets consist of:
Paid in capital		$ 63,345,285
Undistributed net investment income		11,053
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		429,731
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		45,497,514
Net Assets		$ 109,283,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2015

Contrafund:
Net Asset Value, offering price and redemption price per share ($77,724,064 ÷ 785,745 shares)	$ 98.92

Class K:
Net Asset Value, offering price and redemption price per share ($31,559,519 ÷ 319,291 shares)	$ 98.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2015

Investment Income
Dividends (including $24,900 earned from other affiliated issuers)		$ 1,126,418
Interest		4,544
Income from Fidelity Central Funds		12,055
Total income		1,143,017

Expenses
Management fee
Basic fee	$ 606,676
Performance adjustment	7,487
Transfer agent fees	128,092
Accounting and security lending fees	3,679
Custodian fees and expenses	1,748
Independent trustees' compensation	475
Appreciation in deferred trustee compensation account	2
Registration fees	661
Audit	306
Legal	275
Miscellaneous	743
Total expenses before reductions	750,144
Expense reductions	(3,419)	746,725
Net investment income (loss)		396,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,438,330
Other affiliated issuers	409,633
Foreign currency transactions	(1,965)
Total net realized gain (loss)		7,845,998
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,344,673)
Assets and liabilities in foreign currencies	(155)
Total change in net unrealized appreciation (depreciation)		(1,344,828)
Net gain (loss)		6,501,170
Net increase (decrease) in net assets resulting from operations		$ 6,897,462

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 396,292	$ 371,348
Net realized gain (loss)	7,845,998	11,553,943
Change in net unrealized appreciation (depreciation)	(1,344,828)	(1,979,915)
Net increase (decrease) in net assets resulting from operations	6,897,462	9,945,376
Distributions to shareholders from net investment income	(359,493)	(299,409)
Distributions to shareholders from net realized gain	(5,311,883)	(7,375,128)
Total distributions	(5,671,376)	(7,674,537)
Share transactions - net increase (decrease)	(1,478,787)	(3,679,049)
Total increase (decrease) in net assets	(252,701)	(1,408,210)

Net Assets
Beginning of period	109,536,284	110,944,494
End of period (including undistributed net investment income of $11,053 and accumulated net investment loss of $3,392, respectively)	$ 109,283,583	$ 109,536,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Contrafund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 97.97	$ 96.14	$ 77.57	$ 67.45	$ 67.73
Income from Investment Operations
Net investment income (loss) B	.33	.30	.33	.30	.04
Net realized and unrealized gain (loss)	5.89	8.67	25.70	10.66	(.13)
Total from investment operations	6.22	8.97	26.03	10.96	(.09)
Distributions from net investment income	(.31)	(.25)	(.13)	(.19) E	(.04)
Distributions from net realized gain	(4.96)	(6.89)	(7.33)	(.65) E	(.15)
Total distributions	(5.27)	(7.14)	(7.46)	(.84)	(.19)
Net asset value, end of period	$ 98.92	$ 97.97	$ 96.14	$ 77.57	$ 67.45
Total ReturnA	6.46%	9.56%	34.15%	16.26%	(.14)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.71%	.64%	.67%	.74%	.81%
Expenses net of fee waivers, if any	.71%	.64%	.67%	.74%	.81%
Expenses net of all reductions	.70%	.64%	.66%	.74%	.81%
Net investment income (loss)	.33%	.31%	.37%	.40%	.06%
Supplemental Data
Net assets, end of period (in millions)	$ 77,724	$ 75,057	$ 74,962	$ 58,769	$ 54,677
Portfolio turnover rateD	35%G	45%G	46%	48%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Contrafund Class K

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 97.90	$ 96.07	$ 77.51	$ 67.40	$ 67.70
Income from Investment Operations
Net investment income (loss) B	.43	.40	.42	.39	.12
Net realized and unrealized gain (loss)	5.88	8.68	25.70	10.65	(.14)
Total from investment operations	6.31	9.08	26.12	11.04	(.02)
Distributions from net investment income	(.41)	(.36)	(.23)	(.28) E	(.13)
Distributions from net realized gain	(4.96)	(6.89)	(7.33)	(.65) E	(.15)
Total distributions	(5.37)	(7.25)	(7.56)	(.93)	(.28)
Net asset value, end of period	$ 98.84	$ 97.90	$ 96.07	$ 77.51	$ 67.40
Total ReturnA	6.55%	9.68%	34.30%	16.40%	(.02)%
Ratios to Average Net AssetsC, F
Expenses before reductions	.61%	.54%	.56%	.63%	.69%
Expenses net of fee waivers, if any	.61%	.54%	.56%	.63%	.69%
Expenses net of all reductions	.61%	.54%	.56%	.62%	.69%
Net investment income (loss)	.43%	.41%	.48%	.51%	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 31,560	$ 34,479	$ 35,982	$ 25,644	$ 18,047
Portfolio turnover rateD	35%G	45%G	46%	48%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input *
Corporate Bonds	$ 1,509	Replacement cost	Recovery rate	1.0%	Increase
Equities	$ 2,974,764	Discounted cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Last transaction price	Transaction price	$0.99 - $93.09 / $55.87	Increase
			Adjusted transaction price	$31.12	Increase
		Market comparable	EV/EBITDA multiple	9.8	Increase
			EV/Sales multiple	1.2 - 8.5 / 5.2	Increase
			P/B multiple	2.0	Increase
			Discount rate	3.0% - 50.0% / 9.9%	Decrease
			Discount for lack of marketability	10.0% - 30.0% / 13.8%	Decrease
			Premium rate	10.0% - 30.0% / 25.0%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$50.19 - $1,831.90 / $689.95	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 46,472,291
Gross unrealized depreciation	(1,231,544)
Net unrealized appreciation (depreciation) on securities	$ 45,240,747
Tax Cost	$ 65,409,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 14,452
Undistributed long-term capital gain	$ 686,686
Net unrealized appreciation (depreciation) on securities and other investments	$ 45,240,559

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 359,493	$ 299,409
Long-term Capital Gains	5,311,883	7,375,128
Total	$ 5,671,376	$ 7,674,537

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $37,463,621 and $43,605,671, respectively.

Redemptions In-Kind. During the period, 38,490 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments with a value of $3,871,187. The net realized gain of $2,307,282 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$ 112,362.15
Class K	15,730.05
	$ 128,092

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $559 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $158 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $28,817. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,882, including $325 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,310 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $446 and a portion of class-level operating expenses as follows:

Amount
Contrafund	$ 1,662

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Contrafund	$ 234,900	$ 183,648
Class K	124,593	115,761
Total	$ 359,493	$ 299,409
From net realized gain
Contrafund	$ 3,753,385	$ 5,087,176
Class K	1,558,498	2,287,952
Total	$ 5,311,883	$ 7,375,128

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Contrafund
Shares sold	88,333	78,564	$ 8,950,532	$ 7,686,692
Reinvestment of distributions	38,937	52,747	3,803,760	5,058,394
Shares redeemed	(107,615) A	(144,975) B	(10,887,026) A	(14,246,976) B
Net increase (decrease)	19,655	(13,664)	$ 1,867,266	$ (1,501,890)
Class K
Shares sold	62,375	75,358	$ 6,324,048	$ 7,395,464
Reinvestment of distributions	17,242	25,089	1,683,091	2,403,713
Shares redeemed	(112,522) A	(122,804) B	(11,353,192) A	(11,976,336) B
Net increase (decrease)	(32,905)	(22,357)	$ (3,346,053)	$ (2,177,159)

A Amount includes in-kind Redemptions (see Note:4 Redemptions In-Kind).

B Amount includes in-kind redemptions.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment:2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived form net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	2/8/2016	2/5/2016	$0.014	$0.623

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $5,436,240,979, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

CON-K-UANN-0216
1.863186.107
Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments December 31, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity®

Series Opportunistic Insights Fund

Fidelity Series Opportunistic Insights
Fund

Class F

Annual Report

December 31, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Opportunistic Insights Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2015	Past 1 year	Life of fund A
Fidelity® Series Opportunistic Insights Fund	7.10%	18.29%
Class F	7.20%	18.49%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China's slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve's decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager William Danoff: For the year, the fund's share classes handily outpaced the 0.48% result of the benchmark Russell 3000® Index. The fund performed better than the benchmark because it owned a larger proportion of companies that increased earnings nicely - especially within information technology - despite the economic headwinds overseas and the strong U.S. dollar. Our top relative contributor by far was Facebook, which continued to increase revenue at a very fast clip as users continued to spend more time on its apps and engage with the advertising on them. We also were helped by Amazon.com, one of the best-performing stocks in the entire market, as investors came to appreciate its cloud-computing business, Amazon Web Services. Internet search firm Alphabet (formerly Google) also helped, with shares performing well the past year and the company demonstrating it could maintain robust revenue as more people access the Internet on their smartphones. All three contributors mentioned were among our largest holdings. Conversely, underweighting Microsoft hurt our relative result. Another notable detractor was our stake in Chipotle Mexican Grill. Shares were hampered by an unfortunate late-year outbreak of E. coli infections in some of its restaurants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During PeriodC July 1, 2015 to December 31, 2015
Series Opportunistic Insights	.92%
Actual		$ 1,000.00	$ 1,014.00	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Class F	.76%
Actual		$ 1,000.00	$ 1,015.10	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	9.0	7.3
Amazon.com, Inc.	3.5	1.7
Berkshire Hathaway, Inc. Class A	2.9	2.9
Gilead Sciences, Inc.	2.9	4.0
Alphabet, Inc. Class A	2.7	1.4
Starbucks Corp.	2.7	2.2
Apple, Inc.	2.7	3.0
MasterCard, Inc. Class A	2.5	2.2
Alphabet, Inc. Class C	2.4	1.4
Salesforce.com, Inc.	2.3	1.7
	33.6
Top Five Market Sectors as of December 31, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.0	30.3
Consumer Discretionary	22.6	20.2
Health Care	13.9	18.9
Financials	10.7	11.1
Consumer Staples	7.4	6.8
Asset Allocation (% of fund's net assets)
As of December 31, 2015*		As of June 30, 2015**
	Stocks 96.7%		Stocks 96.6%
	Convertible Securities 2.5%		Convertible Securities 1.9%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	8.5%	** Foreign investments	8.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%

Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 22.4%
Automobiles - 1.4%
Fuji Heavy Industries Ltd.	31,500	$ 1,297,683
General Motors Co.	189,900	6,458,499
Mahindra & Mahindra Ltd. (a)	258,425	4,957,010
Maruti Suzuki India Ltd. (a)	103,592	7,208,801
Tesla Motors, Inc. (a)(d)	257,716	61,854,417
		81,776,410
Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. (a)	65,007	4,342,468
ServiceMaster Global Holdings, Inc. (a)	15,700	616,068
Weight Watchers International, Inc. (a)	238,500	5,437,800
		10,396,336
Hotels, Restaurants & Leisure - 4.7%
ARAMARK Holdings Corp.	190,500	6,143,625
Boyd Gaming Corp. (a)	19,909	395,592
Chipotle Mexican Grill, Inc. (a)	105,614	50,678,878
Domino's Pizza, Inc.	88,978	9,898,803
Hilton Worldwide Holdings, Inc.	133,100	2,848,340
Marriott International, Inc. Class A (d)	453,900	30,429,456
Planet Fitness, Inc. (a)(d)	31,825	497,425
Royal Caribbean Cruises Ltd.	5,800	587,018
Starbucks Corp.	2,584,200	155,129,526
Vail Resorts, Inc.	8,240	1,054,638
Whitbread PLC	254,994	16,543,894
		274,207,195
Household Durables - 0.3%
D.R. Horton, Inc.	116,900	3,744,307
Lennar Corp. Class A	119,600	5,849,636
Mohawk Industries, Inc. (a)	33,500	6,344,565
		15,938,508
Internet & Catalog Retail - 6.4%
Amazon.com, Inc. (a)	304,517	205,819,995
Expedia, Inc.	9,100	1,131,130
Netflix, Inc. (a)	527,473	60,332,362
Priceline Group, Inc. (a)	52,150	66,488,643
TripAdvisor, Inc. (a)	361,805	30,843,876
Wayfair LLC Class A (a)(d)	130,004	6,190,790
		370,806,796
Leisure Products - 0.0%
Hasbro, Inc.	36,400	2,451,904
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 3.2%
Altice NV Class A (a)	86,570	$ 1,246,559
Charter Communications, Inc. Class A (a)(d)	53,500	9,795,850
Interpublic Group of Companies, Inc.	27,700	644,856
Legend Pictures LLC (a)(f)(g)	5,465	10,011,334
Liberty Broadband Corp.:
Class A (a)	81,399	4,204,258
Class C (a)	164,374	8,524,436
Liberty Global PLC:
Class A (a)	584,552	24,761,623
Class C (a)	481,352	19,624,721
LiLAC Class A (a)	35,957	1,487,541
LiLAC Class C (a)	26,262	1,129,266
Liberty Media Corp.:
Class A (a)	30,600	1,201,050
Class C (a)	690,196	26,282,664
Lions Gate Entertainment Corp.	169,645	5,494,802
Naspers Ltd. Class N	37,400	5,111,994
RELX PLC	33,700	594,676
Rightmove PLC	45,711	2,779,720
Sirius XM Holdings, Inc. (a)	582,601	2,371,186
Starz Series A (a)	46,500	1,557,750
The Walt Disney Co.	568,500	59,737,980
		186,562,266
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	93,400	7,212,348
Dollarama, Inc.	67,800	3,916,985
Next PLC	100,641	10,815,806
Ollie's Bargain Outlet Holdings, Inc. (a)	300	5,103
		21,950,242
Specialty Retail - 2.7%
AutoNation, Inc. (a)	29,300	1,748,038
AutoZone, Inc. (a)	29,502	21,887,829
Foot Locker, Inc.	46,600	3,033,194
Home Depot, Inc.	255,200	33,750,200
L Brands, Inc.	30,800	2,951,256
O'Reilly Automotive, Inc. (a)	124,081	31,444,607
Signet Jewelers Ltd.	25,166	3,112,783
TJX Companies, Inc.	715,427	50,730,929
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	45,000	8,325,000
		156,983,836
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 3.1%
Coach, Inc.	19,500	$ 638,235
NIKE, Inc. Class B	1,978,250	123,640,625
Under Armour, Inc. Class A (sub. vtg.) (a)	745,500	60,094,755
		184,373,615
TOTAL CONSUMER DISCRETIONARY		1,305,447,108
CONSUMER STAPLES - 7.3%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)(d)	124,232	25,083,683
Coca-Cola Bottling Co. Consolidated	88,000	16,060,880
Constellation Brands, Inc. Class A (sub. vtg.)	42,100	5,996,724
Kweichow Moutai Co. Ltd.	18,100	606,219
Monster Beverage Corp.	57,800	8,609,888
The Coca-Cola Co.	170,200	7,311,792
		63,669,186
Food & Staples Retailing - 1.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	85,800	3,776,887
Costco Wholesale Corp.	296,500	47,884,750
CVS Health Corp.	288,000	28,157,760
Kroger Co.	71,100	2,974,113
		82,793,510
Food Products - 1.5%
Amplify Snack Brands, Inc.	69,600	801,792
Associated British Foods PLC	982,668	48,413,855
Blue Buffalo Pet Products, Inc. (a)(d)	27,000	505,170
General Mills, Inc.	400	23,064
Mondelez International, Inc.	583,065	26,144,635
Pinnacle Foods, Inc.	151,500	6,432,690
Post Holdings, Inc. (a)	17,300	1,067,410
Premium Brands Holdings Corp.	174,000	4,802,385
The Kraft Heinz Co.	7,400	538,424
		88,729,425
Household Products - 1.6%
Colgate-Palmolive Co.	1,307,315	87,093,325
Procter & Gamble Co.	32,700	2,596,707
Spectrum Brands Holdings, Inc.	3,737	380,427
		90,070,459
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.7%
Estee Lauder Companies, Inc. Class A	1,112,436	$ 97,961,114
L'Oreal SA	11,478	1,937,168
		99,898,282
TOTAL CONSUMER STAPLES		425,160,862
ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Schlumberger Ltd.	199,250	13,897,688
Oil, Gas & Consumable Fuels - 1.2%
Birchcliff Energy Ltd. (a)	143,700	419,562
Canadian Natural Resources Ltd.	148,300	3,238,871
Cimarex Energy Co.	3,600	321,768
Concho Resources, Inc. (a)	2,300	213,578
Diamondback Energy, Inc.	31,400	2,100,660
EOG Resources, Inc.	473,324	33,506,606
Marathon Petroleum Corp.	86,300	4,473,792
Phillips 66 Co.	65,400	5,349,720
TAG Oil Ltd. (a)	1,137,300	435,621
Tesoro Corp.	55,500	5,848,035
Valero Energy Corp.	171,100	12,098,481
		68,006,694
TOTAL ENERGY		81,904,382
FINANCIALS - 10.3%
Banks - 4.8%
Banco Santander Chile sponsored ADR	175,900	3,102,876
Bank of America Corp.	1,126,700	18,962,361
Citigroup, Inc.	1,166,727	60,378,122
HDFC Bank Ltd. sponsored ADR	390,147	24,033,055
JPMorgan Chase & Co.	565,588	37,345,776
Kotak Mahindra Bank Ltd.	332,533	3,629,312
Virgin Money Holdings Uk PLC	184,515	1,035,550
Wells Fargo & Co.	2,363,896	128,501,387
		276,988,439
Capital Markets - 0.7%
BlackRock, Inc. Class A	69,053	23,513,928
Charles Schwab Corp.	29,600	974,728
Diamond Hill Investment Group, Inc.	400	75,600
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	13,500	$ 2,433,105
Morgan Stanley	122,585	3,899,429
Oaktree Capital Group LLC Class A	188,190	8,980,427
		39,877,217
Consumer Finance - 0.2%
Credit Acceptance Corp. (a)(d)	5,741	1,228,689
LendingClub Corp. (d)	290,157	3,206,235
Synchrony Financial (a)	269,798	8,204,557
		12,639,481
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class A (a)	861	170,305,800
IntercontinentalExchange, Inc.	21,300	5,458,338
McGraw Hill Financial, Inc.	208,116	20,516,075
MSCI, Inc. Class A	8,400	605,892
		196,886,105
Insurance - 0.8%
ACE Ltd.	109,700	12,818,445
AIA Group Ltd.	1,354,200	8,091,458
Direct Line Insurance Group PLC	618,841	3,717,604
Fairfax Financial Holdings Ltd. (sub. vtg.)	11,500	5,459,612
James River Group Holdings Ltd.	30,500	1,022,970
Marsh & McLennan Companies, Inc.	55,978	3,103,980
The Chubb Corp.	90,556	12,011,348
		46,225,417
Real Estate Investment Trusts - 0.4%
American Tower Corp.	77,500	7,513,625
Equity Residential (SBI)	116,400	9,497,076
Merlin Properties Socimi SA	352,100	4,417,633
Public Storage	12,000	2,972,400
		24,400,734
Real Estate Management & Development - 0.0%
Brookfield Asset Management, Inc. Class A	18,100	570,980
WeWork Companies, Inc. Class A (g)	36,005	1,807,012
		2,377,992
TOTAL FINANCIALS		599,395,385
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.9%
Biotechnology - 5.7%
Aduro Biotech, Inc.	26,300	$ 740,082
Agios Pharmaceuticals, Inc. (a)	69,097	4,485,777
Alexion Pharmaceuticals, Inc. (a)	16,100	3,071,075
Alnylam Pharmaceuticals, Inc. (a)	10,300	969,642
Amgen, Inc.	38,887	6,312,527
Anacor Pharmaceuticals, Inc. (a)	15,900	1,796,223
Baxalta, Inc.	15,800	616,674
Biogen, Inc. (a)	178,702	54,745,358
Biotie Therapies Corp. sponsored ADR	87,800	1,242,370
bluebird bio, Inc. (a)	18,500	1,188,070
Blueprint Medicines Corp.	11,200	295,008
Celgene Corp. (a)	238,200	28,526,832
Cellectis SA sponsored ADR	16,800	521,304
Chiasma, Inc. (a)	12,000	234,840
Cidara Therapeutics, Inc. (d)	19,000	326,040
Enanta Pharmaceuticals, Inc. (a)	74,626	2,464,151
Genmab A/S (a)	10,100	1,342,937
Gilead Sciences, Inc.	1,665,095	168,490,963
Incyte Corp. (a)	36,500	3,958,425
Intrexon Corp. (a)(d)	171,250	5,163,188
Mirati Therapeutics, Inc. (a)	9,600	303,360
Myriad Genetics, Inc. (a)(d)	65,068	2,808,335
NantKwest, Inc. (a)(d)	28,900	500,837
Neurocrine Biosciences, Inc. (a)	139,242	7,876,920
OvaScience, Inc. (a)(d)	1,097,674	10,724,275
ProNai Therapeutics, Inc. (a)	15,000	225,600
Regeneron Pharmaceuticals, Inc. (a)	36,900	20,031,903
Sage Therapeutics, Inc. (a)	7,500	437,250
TESARO, Inc. (a)	6,600	345,312
Ultragenyx Pharmaceutical, Inc. (a)	6,900	774,042
uniQure B.V. (a)	54,800	906,392
Vertex Pharmaceuticals, Inc. (a)	6,300	792,729
		332,218,441
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co.	79,053	12,181,277
Boston Scientific Corp. (a)	1,445,800	26,660,552
C.R. Bard, Inc.	38,778	7,346,104
DENTSPLY International, Inc.	106,257	6,465,738
DexCom, Inc. (a)	159,424	13,056,826
Edwards Lifesciences Corp. (a)	92,030	7,268,529
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
ICU Medical, Inc. (a)	24,906	$ 2,808,899
Intuitive Surgical, Inc. (a)	2,200	1,201,552
Medtronic PLC	397,281	30,558,855
Penumbra, Inc. (a)	14,300	769,483
Sirona Dental Systems, Inc. (a)	5,600	613,592
		108,931,407
Health Care Providers & Services - 2.8%
Aetna, Inc.	66,000	7,135,920
AmerisourceBergen Corp.	71,275	7,391,930
Cigna Corp.	85,001	12,438,196
Henry Schein, Inc. (a)	423,497	66,992,990
Ramsay Health Care Ltd.	13,468	662,251
Teladoc, Inc. (d)	51,467	924,347
UnitedHealth Group, Inc.	596,966	70,227,080
VCA, Inc. (a)	11,100	610,500
		166,383,214
Health Care Technology - 0.4%
Cerner Corp. (a)	347,077	20,883,623
Medidata Solutions, Inc. (a)	14,300	704,847
		21,588,470
Life Sciences Tools & Services - 1.1%
Eurofins Scientific SA	2,100	734,518
Illumina, Inc. (a)	33,769	6,481,791
Mettler-Toledo International, Inc. (a)	62,938	21,344,164
Thermo Fisher Scientific, Inc.	157,119	22,287,330
Waters Corp. (a)	80,303	10,807,178
		61,654,981
Pharmaceuticals - 2.0%
Astellas Pharma, Inc.	440,600	6,272,278
Bristol-Myers Squibb Co.	632,532	43,511,876
Eli Lilly & Co.	213,800	18,014,788
Intra-Cellular Therapies, Inc. (a)	22,500	1,210,275
Jiangsu Hengrui Medicine Co. Ltd.	75,668	570,572
Novo Nordisk A/S Series B	38,500	2,229,081
Pozen, Inc. (a)(d)	240,097	1,639,863
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Sino Biopharmaceutical Ltd.	390,000	$ 352,606
Teva Pharmaceutical Industries Ltd. sponsored ADR	652,860	42,853,730
		116,655,069
TOTAL HEALTH CARE		807,431,582
INDUSTRIALS - 4.7%
Aerospace & Defense - 0.6%
General Dynamics Corp.	29,717	4,081,927
Space Exploration Technologies Corp. Class A (a)(g)	10,959	975,351
The Boeing Co.	147,200	21,283,648
TransDigm Group, Inc. (a)	27,631	6,312,302
		32,653,228
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	22,145	1,373,433
FedEx Corp.	110,300	16,433,597
		17,807,030
Airlines - 1.0%
Alaska Air Group, Inc.	29,700	2,391,147
InterGlobe Aviation Ltd. (a)	3,357	62,240
Ryanair Holdings PLC sponsored ADR	265,397	22,946,225
Southwest Airlines Co.	778,500	33,522,210
		58,921,822
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	169,200	3,541,814
Fortune Brands Home & Security, Inc.	104,410	5,794,755
Toto Ltd.	116,000	4,075,316
		13,411,885
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	28,537	1,197,127
Electrical Equipment - 0.2%
Acuity Brands, Inc.	50,389	11,780,948
Nidec Corp.	16,300	1,182,011
		12,962,959
Industrial Conglomerates - 1.5%
3M Co.	136,277	20,528,767
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
Danaher Corp.	518,820	$ 48,188,002
General Electric Co.	564,784	17,593,022
		86,309,791
Machinery - 0.1%
Deere & Co.	13,100	999,137
Fanuc Corp.	1,400	241,206
Illinois Tool Works, Inc.	14,332	1,328,290
PACCAR, Inc.	13,100	620,940
Rational AG	1,900	862,432
		4,052,005
Professional Services - 0.4%
Equifax, Inc.	127,554	14,205,689
Robert Half International, Inc.	67,312	3,173,088
Verisk Analytics, Inc. (a)	43,100	3,313,528
		20,692,305
Road & Rail - 0.2%
Canadian Pacific Railway Ltd.	80,300	10,256,139
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	270,719	9,063,672
HD Supply Holdings, Inc. (a)	185,100	5,558,553
		14,622,225
TOTAL INDUSTRIALS		272,886,516
INFORMATION TECHNOLOGY - 34.2%
Communications Equipment - 0.2%
Juniper Networks, Inc.	135,800	3,748,080
Motorola Solutions, Inc.	68,300	4,675,135
Palo Alto Networks, Inc. (a)	3,300	581,262
Qualcomm Technologies, Inc.	34,051	1,702,039
		10,706,516
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	1,397,732	73,003,542
CDW Corp.	109,800	4,615,992
Fitbit, Inc.	62,200	1,840,498
IPG Photonics Corp. (a)	123,526	11,013,578
Keyence Corp.	3,400	1,868,658
		92,342,268
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 15.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	108,100	$ 8,785,287
Alphabet, Inc.:
Class A (a)	200,561	156,038,464
Class C	181,843	137,997,016
eBay, Inc. (a)	403,900	11,099,172
Facebook, Inc. Class A (a)	4,985,294	521,760,861
JUST EAT Ltd. (a)	71,825	522,751
LinkedIn Corp. Class A (a)	37,918	8,534,583
LogMeIn, Inc. (a)	47,600	3,193,960
NetEase, Inc. sponsored ADR	3,400	616,216
Stamps.com, Inc. (a)	35,313	3,870,658
SurveyMonkey (g)	458,038	7,030,883
Tencent Holdings Ltd.	219,900	4,305,639
Twitter, Inc. (a)	23,573	545,479
VeriSign, Inc. (a)	7,700	672,672
Yahoo!, Inc. (a)	166,495	5,537,624
		870,511,265
IT Services - 6.2%
Alliance Data Systems Corp. (a)	4,104	1,135,043
ASAC II LP (a)(g)	1,788,160	47,567,207
Cognizant Technology Solutions Corp. Class A (a)	300,998	18,065,900
Fiserv, Inc. (a)	69,500	6,356,470
FleetCor Technologies, Inc. (a)	64,322	9,193,543
Gartner, Inc. Class A (a)	35,783	3,245,518
Global Payments, Inc.	94,800	6,115,548
Infosys Ltd. sponsored ADR	22,200	371,850
MasterCard, Inc. Class A	1,476,410	143,743,278
PayPal Holdings, Inc. (a)	673,700	24,387,940
Total System Services, Inc.	73,800	3,675,240
Vantiv, Inc. (a)	12,400	588,008
Visa, Inc. Class A	1,252,560	97,136,028
		361,581,573
Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices, Inc.	151,400	8,375,448
ARM Holdings PLC	258,000	3,932,443
Avago Technologies Ltd.	434,500	63,067,675
Inphi Corp. (a)	70,666	1,909,395
Maxim Integrated Products, Inc.	14,500	551,000
NXP Semiconductors NV (a)	131,240	11,056,970
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Skyworks Solutions, Inc.	80,700	$ 6,200,181
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	277,600	6,315,400
		101,408,512
Software - 6.8%
Activision Blizzard, Inc.	43,400	1,680,014
Adobe Systems, Inc. (a)	485,627	45,619,800
Atlassian Corp. PLC	16,600	499,328
Check Point Software Technologies Ltd. (a)	49,400	4,020,172
Electronic Arts, Inc. (a)	405,000	27,831,600
Fleetmatics Group PLC (a)	38,234	1,941,905
HubSpot, Inc. (a)	5,800	326,598
Intuit, Inc.	98,900	9,543,850
Manhattan Associates, Inc. (a)	8,500	562,445
Microsoft Corp.	629,600	34,930,208
Mobileye NV (a)(d)	183,188	7,745,189
Qlik Technologies, Inc. (a)	27,132	858,999
RealPage, Inc. (a)	26,100	585,945
Red Hat, Inc. (a)	87,079	7,211,012
Salesforce.com, Inc. (a)	1,728,445	135,510,088
ServiceNow, Inc. (a)	442,960	38,342,618
Tyler Technologies, Inc. (a)	12,000	2,091,840
Ultimate Software Group, Inc. (a)	284,549	55,632,175
Workday, Inc. Class A (a)	240,160	19,135,949
		394,069,735
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	1,469,163	154,644,097
Pure Storage, Inc.:
Class A (a)(d)	66,600	1,036,962
Class B	92,626	1,297,968
Xaar PLC	175,812	1,088,565
		158,067,592
TOTAL INFORMATION TECHNOLOGY		1,988,687,461
MATERIALS - 2.4%
Chemicals - 1.9%
Agrium, Inc.	1,300	116,189
Ecolab, Inc.	144,048	16,476,210
LyondellBasell Industries NV Class A	24,500	2,129,050
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Olin Corp.	22,400	$ 386,624
PPG Industries, Inc.	568,164	56,145,966
Sherwin-Williams Co.	136,600	35,461,360
The Dow Chemical Co.	13,200	679,536
		111,394,935
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	60,177	8,218,975
Containers & Packaging - 0.2%
Ball Corp.	39,900	2,901,927
Sealed Air Corp.	99,740	4,448,404
WestRock Co.	136,985	6,249,256
		13,599,587
Metals & Mining - 0.1%
B2Gold Corp. (a)	1,135,802	1,149,182
Barrick Gold Corp.	49,500	366,322
Franco-Nevada Corp.	21,000	960,685
Ivanhoe Mines Ltd. (a)	491,600	216,720
Newcrest Mining Ltd. (a)	323,764	3,063,527
Novagold Resources, Inc. (a)	311,600	1,308,373
Primero Mining Corp. (a)	439,300	990,544
		8,055,353
TOTAL MATERIALS		141,268,850
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	82,700	3,235,224
TOTAL COMMON STOCKS (Cost $3,778,979,508)		5,625,417,370
Convertible Preferred Stocks - 2.5%

CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.1%
Airbnb, Inc.:
Series D (a)(g)	30,930	2,879,410
Series E (g)	13,964	1,299,970
		4,179,380
Convertible Preferred Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(g)	1,349,024	$ 5,450,057
TOTAL CONSUMER DISCRETIONARY		9,629,437
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (g)	240,116	3,450,467
FINANCIALS - 0.4%
Consumer Finance - 0.1%
Oportun Finance Corp. Series H (g)	2,372,991	7,237,623
Real Estate Management & Development - 0.3%
WeWork Companies, Inc. Series E (g)	324,048	16,263,256
TOTAL FINANCIALS		23,500,879
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series E (g)	41,008	444,005
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series G (g)	32,066	2,853,874
INFORMATION TECHNOLOGY - 1.8%
Internet Software & Services - 1.0%
Dropbox, Inc. Series C (a)(g)	394,740	5,301,358
Pinterest, Inc.:
Series E, 8.00% (a)(g)	2,594,015	19,605,565
Series F, 8.00% (a)(g)	2,122,845	16,044,463
Series G, 8.00% (g)	369,335	2,791,434
Uber Technologies, Inc. Series D, 8.00% (a)(g)	264,940	12,921,714
		56,664,534
IT Services - 0.0%
Nutanix, Inc. Series E (a)(g)	171,960	2,567,363
Software - 0.8%
Cloudera, Inc. Series F (a)(g)	70,040	2,299,413
Cloudflare, Inc. Series D (a)(g)	246,150	1,733,954
Delphix Corp. Series D (g)	204,875	1,159,593
Magic Leap, Inc. (g)	15,286	352,082
Convertible Preferred Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Magic Leap, Inc. Series B, 8.00% (a)(g)	1,675,597	$ 38,594,026
Twilio, Inc. Series E (g)	162,109	2,387,866
		46,526,934
TOTAL INFORMATION TECHNOLOGY		105,758,831
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Altiostar Networks, Inc. Series D (g)	146,461	827,505
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $91,441,916)		146,464,998
Bank Loan Obligations - 0.0%
	Principal Amount
INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (e)	$ 1,391,513	1,365,422
TOTAL BANK LOAN OBLIGATIONS (Cost $1,384,555)		1,365,422
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 0.33% (b)	63,319,552	63,319,552
Fidelity Securities Lending Cash Central Fund, 0.35% (b)(c)	118,115,243	118,115,243
TOTAL MONEY MARKET FUNDS (Cost $181,434,795)		181,434,795
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $4,053,240,774)		5,954,682,585
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(133,993,886)
NET ASSETS - 100%		$ 5,820,688,699
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $213,856,785 or 3.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$ 444,005
Airbnb, Inc. Series D	4/16/14	$ 1,259,254
Airbnb, Inc. Series E	6/29/15	$ 1,299,970
Altiostar Networks, Inc. Series D	1/7/15	$ 1,800,006
ASAC II LP	10/10/13	$ 17,881,600
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 6,232,491
Blue Apron, Inc. Series D	5/18/15	$ 3,200,002
Cloudera, Inc. Series F	2/5/14	$ 1,019,782
Cloudflare, Inc. Series D	11/5/14 - 6/24/15	$ 1,533,709
Delphix Corp. Series D	7/10/15	$ 1,843,875
Dropbox, Inc. Series C	1/30/14	$ 7,540,008
Legend Pictures LLC	10/15/14 - 6/10/15	$ 11,580,173
Magic Leap, Inc.	12/23/15	$ 352,082
Magic Leap, Inc. Series B, 8.00%	10/17/14	$ 19,369,901
Nutanix, Inc. Series E	8/26/14	$ 2,303,662
Security	Acquisition Date	Acquisition Cost
Oportun Finance Corp. Series H	2/6/15	$ 6,756,617
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 7,538,571
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 7,211,381
Pinterest, Inc. Series G, 8.00%	2/27/15	$ 2,651,490
Space Exploration Technologies Corp. Class A	10/16/15	$ 975,351
Security	Acquisition Date	Acquisition Cost
Space Exploration Technologies Corp. Series G	1/20/15	$ 2,483,832
SurveyMonkey	12/15/14	$ 7,534,725
Twilio, Inc. Series E	4/24/15	$ 1,833,453
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 4,110,027
WeWork Companies, Inc. Class A	6/23/15	$ 1,184,189
WeWork Companies, Inc. Series E	6/23/15	$ 10,657,799
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 193,434
Fidelity Securities Lending Cash Central Fund	943,126
Total	$ 1,136,560
Other Information

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,315,076,545	$ 1,276,860,286	$ 18,575,488	$ 19,640,771
Consumer Staples	428,611,329	424,554,643	606,219	3,450,467
Energy	81,904,382	81,904,382	-	-
Financials	622,896,264	585,867,603	11,720,770	25,307,891
Health Care	807,875,587	796,001,857	11,429,725	444,005
Industrials	275,740,390	261,946,146	9,965,019	3,829,225
Information Technology	2,094,446,292	1,922,684,663	11,404,708	160,356,921
Materials	141,268,850	138,205,323	3,063,527	-
Telecommunication Services	4,062,729	3,235,224	-	827,505
Bank Loan Obligations	1,365,422	-	1,365,422	-
Money Market Funds	181,434,795	181,434,795	-	-
Total Investments in Securities:	$ 5,954,682,585	$ 5,672,694,922	$ 68,130,878	$ 213,856,785
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Equities - Information Technology
Beginning Balance	$ 91,040,864
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	63,078,495
Cost of Purchases	6,879,599
Proceeds of Sales	(642,037)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 160,356,921
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 63,942,556
Other Investments in Securities
Beginning Balance	$ 16,990,393
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	5,526,056
Cost of Purchases	30,983,415
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 53,499,864
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2015	$ 5,526,056

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015

Assets
Investment in securities, at value (including securities loaned of $115,827,319) - See accompanying schedule: Unaffiliated issuers (cost $3,871,805,979)	$ 5,773,247,790
Fidelity Central Funds (cost $181,434,795)	181,434,795
Total Investments (cost $4,053,240,774)		$ 5,954,682,585
Cash		56,127
Foreign currency held at value (cost $20,836)		20,769
Receivable for investments sold		77,723,826
Receivable for fund shares sold		2,980
Dividends receivable		2,948,974
Interest receivable		221
Distributions receivable from Fidelity Central Funds		212,312
Prepaid expenses		12,592
Other receivables		11,628
Total assets		6,035,672,014

Liabilities
Payable for investments purchased	$ 10,467,611
Payable for fund shares redeemed	82,073,455
Accrued management fee	3,643,174
Other affiliated payables	416,897
Other payables and accrued expenses	266,935
Collateral on securities loaned, at value	118,115,243
Total liabilities		214,983,315

Net Assets		$ 5,820,688,699
Net Assets consist of:
Paid in capital		$ 3,886,818,490
Distributions in excess of net investment income		(79,119)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,705,711
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,901,243,617
Net Assets		$ 5,820,688,699

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2015
Series Opportunistic Insights: Net Asset Value, offering price and redemption price per share ($2,329,414,642 ÷ 156,443,339 shares)	$ 14.89

Class F: Net Asset Value, offering price and redemption price per share ($3,491,274,057 ÷ 234,142,673 shares)	$ 14.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2015

Investment Income
Dividends		$ 55,041,876
Interest		191,557
Income from Fidelity Central Funds		1,136,560
Total income		56,369,993

Expenses
Management fee
Basic fee	$ 33,658,125
Performance adjustment	10,164,376
Transfer agent fees	4,031,378
Accounting and security lending fees	1,152,663
Custodian fees and expenses	195,662
Independent trustees' compensation	26,347
Audit	84,283
Legal	14,156
Interest	4,151
Miscellaneous	43,075
Total expenses before reductions	49,374,216
Expense reductions	(159,958)	49,214,258
Net investment income (loss)		7,155,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	401,513,998
Foreign currency transactions	(80,782)
Total net realized gain (loss)		401,433,216
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $80,739)	34,251,464
Assets and liabilities in foreign currencies	(3,146)
Total change in net unrealized appreciation (depreciation)		34,248,318
Net gain (loss)		435,681,534
Net increase (decrease) in net assets resulting from operations		$ 442,837,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,155,735	$ 3,755,959
Net realized gain (loss)	401,433,216	236,733,711
Change in net unrealized appreciation (depreciation)	34,248,318	374,591,395
Net increase (decrease) in net assets resulting from operations	442,837,269	615,081,065
Distributions to shareholders from net investment income	(7,466,635)	(2,943,704)
Distributions to shareholders from net realized gain	(387,204,857)	(231,232,769)
Total distributions	(394,671,492)	(234,176,473)
Share transactions - net increase (decrease)	(531,774,471)	(27,458,577)
Total increase (decrease) in net assets	(483,608,694)	353,446,015

Net Assets
Beginning of period	6,304,297,393	5,950,851,378
End of period (including distributions in excess of net investment income of $79,119 and undistributed net investment income of $0, respectively)	$ 5,820,688,699	$ 6,304,297,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Opportunistic Insights

Years ended December 31,	2015	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.89	$ 13.98	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D	- J	(.01)	-J	-J,G
Net realized and unrealized gain (loss)	1.04	1.48	4.11	.03
Total from investment operations	1.04	1.47	4.11	.03
Distributions from net investment income	- J	-	-	(.01)
Distributions from net realized gain	(1.04)	(.56)	(.15)	-
Total distributions	(1.04)	(.56)	(.15)	(.01)
Net asset value, end of period	$ 14.89	$ 14.89	$ 13.98	$ 10.02
Total ReturnB, C	7.10%	10.47%	41.14%	.27%
Ratios to Average Net AssetsE, I
Expenses before reductions	.90%	.84%	.78%	1.00%A
Expenses net of fee waivers, if any	.90%	.84%	.78%	1.00%A
Expenses net of all reductions	.90%	.84%	.77%	1.00%A
Net investment income (loss)	.02%	(.04)%	(.04)%	.49%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,329,415	$ 2,596,300	$ 2,594,672	$ 1,803,958
Portfolio turnover rateF	35%	46%	52%	64%K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .30%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.005 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Series Opportunistic Insights Fund Class F

Years ended December 31,	2015	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 13.98	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.02	.02	- G, J
Net realized and unrealized gain (loss)	1.03	1.49	4.11	.03
Total from investment operations	1.06	1.51	4.13	.03
Distributions from net investment income	(.03)	(.01)	(.02)	(.01)
Distributions from net realized gain	(1.04)	(.56)	(.15)	-
Total distributions	(1.07)	(.57)	(.17)	(.01)
Net asset value, end of period	$ 14.91	$ 14.92	$ 13.98	$ 10.02
Total ReturnB, C	7.20%	10.77%	41.33%	.28%
Ratios to Average Net AssetsE, I
Expenses before reductions	.74%	.67%	.60%	.80%A
Expenses net of fee waivers, if any	.74%	.67%	.60%	.80%A
Expenses net of all reductions	.74%	.67%	.58%	.80%A
Net investment income (loss)	.18%	.13%	.14%	.69%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,491,274	$ 3,707,997	$ 3,356,179	$ 1,899,398
Portfolio turnover rateF	35%	46%	52%	64%K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Net Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.005 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Opportunistic Insights and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$213,856,785	Discount cash flow	Discount rate	8.0%	Decrease
			Growth rate	3.0%	Increase
		Last transaction price	Transaction price	$7.04 - $93.09 / $36.51	Increase
		Market comparable	EV/EBITDA multiple	27.0	Increase
			EV/Sales multiple	1.5 - 8.5 / 5.3	Increase
			Discount rate	3.0% - 25.0% / 15.1%	Decrease
			P/E multiple	12.1 - 14.2 / 13.3	Increase
			Discount for lack of marketability	10.0% - 25.0% / 15.1%	Decrease
			Premium rate	10.0% - 30.0% / 25.0%	Increase
			EV/GP multiple	4.8	Increase
		Partnership NAV	Partnership NAV	$26.60	Increase
		Proposed transaction price	Transaction price	$50.19 - $1831.90 / $685.38	Increase

A Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,966,061,637
Gross unrealized depreciation	(73,118,741)
Net unrealized appreciation (depreciation) on securities	$ 1,892,942,896
Tax Cost	$ 4,061,739,689

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 41,204,625
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,892,930,095

The Fund intends to elect to defer to its next fiscal year $78,897 of ordinary losses recognized during the period January 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$ 7,466,635	$ 16,304,778
Long-term Capital Gains	387,204,857	217,871,695
Total	$ 394,671,492	$ 234,176,473

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,108,674,439 and $3,007,047,917, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Opportunistic Insights as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Opportunistic Insights. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Opportunistic Insights	$ 4,031,378.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,360 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 48,032,111.35%		$ 4,151

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,921 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $943,126. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $81,230 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $200.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,869 and a portion of class-level operating expenses as follows:

Amount
Series Opportunistic Insights	$ 53,659

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Series Opportunistic Insights	$ 592,822	$ -
Class F	6,873,813	2,943,704
Total	$ 7,466,635	$ 2,943,704
From net realized gain
Series Opportunistic Insights	$ 155,338,758	$ 94,935,470
Class F	231,866,099	136,297,299
Total	$ 387,204,857	$ 231,232,769

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2015	2014	2015	2014
Series Opportunistic Insights
Shares sold	12,498,233	13,329,341	$ 193,435,314	$ 191,519,878
Reinvestment of distributions	10,568,184	6,327,831	155,931,580	94,935,470
Shares redeemed	(40,931,210)	(31,013,184)	(636,899,967)	(443,473,566)
Net increase (decrease)	(17,864,793)	(11,356,012)	$ (287,533,073)	$ (157,018,218)
Class F
Shares sold	29,478,698	40,013,062	$ 455,999,806	$ 578,524,080
Reinvestment of distributions	16,159,991	9,265,090	238,739,912	139,241,003
Shares redeemed	(60,080,902)	(40,731,592)	(938,981,116)	(588,205,442)
Net increase (decrease)	(14,442,213)	8,546,560	$ (244,241,398)	$ 129,559,641

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2016

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function.  James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015- present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)
Year of Election or Appointment: 2016 Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971) Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-
present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Opportunistic Insights Fund	02/16/16	02/12/16	$0.107
Class F	02/16/16	02/12/16	$0.107

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $402,216,182, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Opportunistic Insights Fund and Class F designate 100% of the dividends distributed during the fiscal year, as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Series Opportunistic Insights Fund and Class F designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

Annual Report

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Opportunistic Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Series Opportunistic Insights Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

FMR Investment Management
(U.K.) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

O1T-ANN-0216
1.951052.103

Item 2. Code of Ethics

As of the end of the period, December 31, 2015, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Advisor Series Opportunistic Insights Fund, Fidelity Contrafund and Fidelity Series Opportunistic Insights Fund (the "Funds"):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$81,000	$-	$13,200	$11,600
Fidelity Advisor Series Opportunistic Insights Fund	$52,000	$-	$11,600	$1,900
Fidelity Contrafund	$226,000	$-	$32,600	$23,100
Fidelity Series Opportunistic Insights Fund	$60,000	$-	$11,400	$3,800

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$81,000	$-	$8,800	$10,900
Fidelity Advisor Series Opportunistic Insights Fund	$49,000	$-	$4,400	$2,000
Fidelity Contrafund	$197,000	$-	$8,800	$34,500
Fidelity Series Opportunistic Insights Fund	$57,000	$-	$4,400	$3,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2015A	December 31, 2014 A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A
PwC	$5,755,000	$8,175,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016